Exhibit 10.11

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SYSTEMS INTEGRATOR AGREEMENT—UNITED STATES

This U.S. Systems Integrator Agreement (the “Agreement”) by and between Cisco Systems, Inc., (“Cisco”) a California corporation having its principal place of business at 170 West Tasman Drive, San Jose, California, 95134, and The Presidio Corporation (“Integrator”), a Maryland corporation having its principal place of business at 5100-J Philadelphia Way, Lanham, Maryland 20706 is entered into as of the date last written below (“the Effective Date”).

This Agreement consists of this signature page and the following attachments, which are incorporated in this Agreement by this reference:

1.	Systems Integrator Agreement Terms and Conditions
2.	EXHIBIT A:	Integrator Profile
3.	EXHIBIT B:	Discount Schedule
4.	EXHIBIT C:	Support
5.	EXHIBIT D:	Networked Commerce Attachment
6.	EXHIBIT F:	Special Software License Terms
7.	EXHIBIT S:	Software License Agreement

This Agreement is the complete agreement between the parties hereto concerning the subject matter of this Agreement and replaces any prior oral or written communications between the parties. There are no conditions, understandings, agreements, representations, or warranties, expressed or implied, which are not specified herein. This Agreement may only be modified by a written document executed by the parties hereto. Any orders accepted or Products delivered by Cisco after the date this Agreement is signed by Integrator but before the Effective Date, shall upon the Effective Date be deemed covered by the provisions of this Agreement, except for any deviations in price.

Where there was a prior Systems Integrator Agreement between Cisco and the Integrator, any Purchase Orders accepted or Products delivered by Cisco after the date of expiration of such prior agreement but before the Effective Date shall, until the Effective Date, be deemed covered by the terms and conditions of the said prior agreement, except for any deviation in price.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed. Each party warrants and represents that its respective signatories whose signatures appear below have been and are on the date of signature duly authorized to execute this Agreement.

Presidio Corporation	Cisco Systems, Inc. (“Cisco”)
(“Integrator”)

Authorized Signature	Authorized Signature
Dale Shilling	Rick Timmins VP WW Sales Finance
Name	Name
4/22/02	MAY 14 2002
Date	Date

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SYSTEMS INTEGRATOR AGREEMENT—UNITED STATES TERMS AND CONDITIONS

1.0	DEFINITIONS.

Added Value is the non-Cisco component portion of Integrator’s total solution, which Integrator provides to End User. Examples of Added Value are pre- and post-sales network design, configuration, trouble-shooting, and support and the sale of complementary products and services that comprise a significant portion of the total revenues received by Integrator from an End User of Cisco Products. Integrator acknowledges that telesales, catalog sales, and sales over the Internet do not include Added Value if inbound communications from the prospective End User purchaser were prompted by something other than a face-to-face interaction between Integrator’s sales representative and such prospective End User. Integrator further acknowledges that providing financing options is not considered Added Value.

An Approved Source means (a) Cisco or (b) a distributor that is authorized by Cisco to redistribute Products and Services within the Territory to Integrator.

CCO is Cisco’s suite of on-line services and information at http://www.cisco.com.

Cisco Certified Internetworking Engineer (“CCIE”) is the status granted to Integrator employees who successfully complete the then-current CCIE Program offered by Cisco.

Documentation is user manuals, training materials, Product descriptions and specifications, technical manuals, license agreements, supporting materials and other printed information relating to Products and/or Services offered by Cisco, whether distributed in print, electronic, CD-ROM or video format.

End User is the final purchaser or licensee which has acquired Products or Services for its own internal use and not for resale, remarketing or distribution. An entity which performs stocking, sparing or warehousing activities for third parties or procures Cisco Services or Software for delivery to third parties, is not an End User.

Hardware is the tangible product made available to Integrator.

Internal Use is any use of a Product or Service which is outside the definition of Resale provided below.

Price List is Cisco’s published global price list.

Product means, individually or collectively as appropriate, Hardware, licensed Software, Documentation, developed products, supplies, accessories, and other commodities related to any of the foregoing, listed on the then current Price List.

Purchase Order is a written or electronic order from Integrator to Cisco for Hardware, Software or support services therefor to be purchased, licensed or provided under this Agreement.

Resale is any of the following sales or dispositions of a Product or Service: (a) transfer of title (or, for Software, a license conferring the right to use the Software, and, for Services, the entitlement to receive such Services) to the End User of such Product or Service; (b) transfer of title (or, for Software, a license conferring the right to use the Software, and, for Services, the entitlement to receive such Services) to a financial intermediary such as a leasing company, even if such leasing company is affiliated with Integrator, where the Product or Service is used by an unaffiliated End User; or (c) retention of title (or, for Software, a license conferring the right to use the Software,

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and, for Services, the entitlement to receive such Services) by Integrator, but only where the Product or Service is deployed (including in connection with hosting, outsourcing or provisioned services offered by Integrator) for the use of End Users who are not affiliated with Integrator and who contract with Integrator for the provision of such services. In no event shall the term Resale include use of a Product or Service for the provision of network services to the general public. The verb “Resell” means to engage in Resale. For Special License Software, the transfer of a license conferring the right to use such Software means a Sublicense.

Sales Expert is the status that is granted to Integrator employees who successfully complete the then-current Sales Expert training curriculum offered by Cisco.

Services means any maintenance, or technical support and any other services performed or to be performed by Cisco, as set forth in this Agreement or the Exhibits hereto.

Software is the machine readable (object code) version of the computer programs listed from time to time on the Price List and made available by Cisco for license by Integrator, and any copies, updates to, or upgrades thereof.

Special License Terms are the terms and conditions set forth on Exhibit F with respect to the Special License Software described therein, or other terms and conditions applicable to other Special License Software to which Integrator may be asked to provide assent, electronically or in writing, prior to Cisco providing such Special License Software to Integrator.

Special License Software is Software, which is subject to the Special License Terms and the other provisions applicable thereto which are set forth in this Agreement and which shall be made accessible to third parties only by means of a Sublicense.

Sublicense is a written and signed license between Integrator and its End User(s) for use of and access to Special License Software meeting the requirements set forth in Section 9.0 of this Agreement.

Territory is those regions or countries identified in Exhibit A.

2.0	SCOPE.

This Agreement sets forth the terms and conditions for Integrator’s purchase and/or license of Products and Services during the term of the Agreement. Cisco authorizes Integrator to purchase and/or license Products and Services solely from an Approved Source, and to Resell or internally to use such Products and Services, solely as permitted in this Section 2.0. The provisions of Sections 4.0 through 7.0 of these Terms and Conditions, as well as Exhibit B to this Agreement, shall apply only with respect to Products and Services purchased directly from Cisco. All other provisions shall apply both to Products and Services purchased and/or licensed directly from Cisco and to Products and Services purchased or obtained from another Approved Source.

2.1	Integrator’s Internal Use.

Integrator may purchase and/or license, as the case may be, all Products and Services for its Internal Use in the Territory. For any Products purchased from Cisco for Internal Use, (a) the “Internal Use” discount specified in Exhibit B shall apply, and (b) Exhibit C may prohibit the purchase of particular Services for use by Integrator in connection with Products purchased for Internal Use. In the event Integrator purchases or licenses Products or Services for its Internal Use, Integrator shall be deemed to be the End User of such Products.

2.2	Commercial Integration And Resale. Subject to the terms and conditions of this Agreement, Cisco grants Integrator a non-exclusive, nontransferable right to Resell Products and Services directly to End Users in the Territory.

2.3	Added Value.

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2.3.1	Integrator will, in each of its Resales of Cisco Products and Services, Resell such Products and Services with Integrator’s Added Value.

2.3.2	Integrator must at all times during the term of this Agreement, (a) be able to demonstrate products to prospective End Users at End User location; and (b) provide post-sales support.

2.4	Resale Outside the Territory. Integrator agrees not to solicit Product or Service orders, engage salespersons, or establish warehouses or other distribution centers outside of the Territory.

2.5	Sales to End Users. Integrator certifies that, except as set forth in sub-section 2.1, above, it is acquiring the Products and Services solely for Resale to End Users, in accordance with this Agreement. Integrator will not resell Products or Services to other resellers of Cisco Products or Services, whether or not such Resellers are authorized by Cisco to Resell Products or Services purchased from an Approved Source.

2.6	Redistribution of Software. Subject to and as authorized by the terms applicable to Special License Software in Section 9.0 of this Agreement, Integrator may sublicense Special License Software to End Users who may have access to and/or control over such Special License Software. Such End Users’ right to use Special License Software must be granted via a Sublicense.

2.7	Future Products and Services.
2.7.1	For any Products and Services included in the Price List, including but not limited to Products and Services which become or have become Cisco Products or Services as a result of an acquisition by Cisco of another entity, Cisco may require Integrator to comply with training requirements (including requirements included in a specialization or Advanced Technology Provider program) prior to allowing Integrator to purchase and/or license Products and Services for Resale, and may require on-going fulfillment of certification requirements to retain the right to purchase, license, Resell or support such Products.

2.7.2	Cisco reserves the right, during the term of this Agreement, to license and distribute additional items of Software. Such items of Software may be licensed under additional or different policies and license terms, which will be made available to Integrator at the time such items of Software, are provided to Integrator.

2.8	Resale to Government End Users.
2.8.1	Integrator will not Resell Products or Services to the United States Federal Government either directly or indirectly, or through the General Services Administration (“GSA”).

2.8.2	Cisco does not accept any government flowdown provisions, including but not limited to, the United States Government Federal Acquisition Regulations (“FARs”) and its supplements, Defense FARs, or NASA FARs, whether for Resale or Internal Use, notwithstanding the existence of such provisions on Integrator’s Purchase Orders or supplementary documentation or Cisco’s acceptance of such Purchase Orders or documentation.

2.8.3	With respect to GSA, California Multiple Award Schedule (“CMAS”), and other schedule contracts, this Agreement shall not be construed by Integrator as a representation that Cisco will furnish supplies needed by Integrator to fulfill any of Integrator’s GSA, CMAS, or similar contract obligations under any schedule contract.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.0	MULTINATIONAL DEPLOYMENT POLICY.

Unless mutually agreed in writing by the parties, Integrator shall procure equipment for deployment outside of the Territory only in accordance with Cisco’s then-current multinational deployment policies and procedures.

[***]

4.0	PRICES.
4.1	Prices for Products shall be those specified in Cisco’s then-current Price List less the applicable discounts specified in Exhibit B of this Agreement. Prices for Services shall be as stated in Exhibit C. All prices are FOB per the Uniform Commercial Code (for international shipments, Ex Works per INCOTERMS 2000), at Cisco’s site, San Jose, California, or other Cisco-designated shipping location. Cisco may change prices for the Products or for Services at any time by issuance of a revised Price List (including via electronic posting) or other announcement of price change.

4.2	Purchase Orders received before the date of Cisco’s announcement of price changes, and those received within thirty (30) days thereafter which specify a delivery date within ninety (90) days of the date of Cisco’s announcement, will be invoiced to Integrator without regard to the price change, provided however, price decreases will be effective for all Purchase Orders accepted by Cisco after the date of issuance or announcement of revised prices.

4.3	Integrator is free to determine its minimum resale prices unilaterally. Integrator understands that neither Cisco nor any employee or representative of Cisco may give any special treatment (favorable or unfavorable) to Integrator as a result of Integrator’s selection of minimum resale prices. No employee or representative of Cisco or anyone else has any authority to determine what Integrator’s minimum resale prices for the Products or Services must be, or to limit Integrator’s pricing discretion with respect to the Products and Services. Cisco may make additional discount available to Integrator with respect to specific Products and Services in return for Integrator’s agreement to resell such Products and Services below a particular price. No such agreement shall limit Integrator’s ability to sell any such Products or Services for any price below the maximum price identified by Cisco.

4.4	All stated prices for Products or Services are exclusive of any taxes, fees and duties or other amounts, however designated, and including without limitation value added and withholding taxes which are levied or based upon such charges, or upon this Agreement. Any taxes related to Products or Services purchased or licensed pursuant to this Agreement shall be paid by Integrator (except for taxes based on Cisco’s income) unless Integrator shall present an exemption certificate acceptable to the taxing authorities. Applicable taxes shall be billed as a separate item on the invoice, to the extent possible.

4.5	Cisco and Integrator may agree that Cisco will provide special pricing to Integrator for Integrator’s Resale to one or more specific End Users. Any such agreement must be in writing, and must specify a fixed time period during which such special pricing shall be provided. If no time limit is specified in the written agreement, the time period shall be ninety (90) days from the effective date of the written agreement regarding special pricing. If Cisco provides Integrator with such special pricing and subsequently determines that Integrator has Resold Products or Services purchased with such special pricing to End Users other than the End User identified in the written agreement, then Cisco may, in addition to all of its other rights and remedies, all of which are reserved, (a) invoice Integrator for the difference between such additional discount and Integrator’s then-current resale discount as set forth in Exhibit B; (b) audit Integrator’s purchases pursuant to Section 16.0 (“Audit”) and invoice Integrator for all reasonable costs incurred by Cisco in its performance of the Audit; (c) suspend Integrator’s access to price deviations and other Cisco sales and marketing programs; (d) suspend shipments to Integrator; and (e) terminate this Agreement pursuant to sub-sub-section 14.4.2.

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5.0	ORDERS.
5.1	Integrator shall purchase or license, as appropriate, Products and Services by issuing a written or electronic Purchase Order signed (or in the case of electronic transmission, sent) by its authorized representative, indicating specific Products and Services; Cisco’s product numbers; quantity; unit price; total purchase price; shipping instructions; requested delivery dates; bill-to and ship-to addresses; tax exempt certifications, if applicable; identification of the End User for each Product; and any other special instructions.

5.2	The terms of the Networked Commerce Attachment (Exhibit D) shall apply for any orders submitted electronically, via CCO. No contingencies contained on such Purchase Order will be binding upon Cisco. The terms and conditions of this Agreement prevail regardless of any additional or conflicting terms on the Purchase Order or other correspondence submitted by Integrator to Cisco, and any such additional or conflicting terms are deemed rejected by Cisco unless expressly agreed to in writing.

5.3	All Purchase Orders are subject to approval and acceptance by the Cisco Integrator service order administration office of the Cisco entity, which shall supply the Products and Services. No other office is authorized to accept orders on behalf of Cisco. Cisco shall use commercially reasonable efforts to provide information regarding acceptance or rejection of such orders within ten (10) days from receipt thereof, or within three (3) business days, where orders are placed under CCO.

5.4	Integrator has the right to defer Product shipment for no more than thirty (30) days from the originally scheduled shipping date, provided written notice is received by Cisco at least ten (10) days before the originally scheduled shipping date. Cancelled orders, rescheduled deliveries or Product configuration changes made by Integrator less than ten (10) days before the original shipping date will be subject to (a) acceptance by Cisco, and (b) a charge of fifteen percent (15%) of the total invoice amount. Cisco reserves the right to reschedule delivery in cases of configuration changes made within ten (10) days of scheduled shipment.

5.5	During the term of this Agreement, Cisco may make the Products that are to be supplied outside the United States available for order in and delivery from an alternate central location and/or a Cisco affiliate, if it chooses. In the event that Cisco does so, Integrator will order the Products according to the procedures set forth at the time such ordering or delivery process becomes available. At such time, orders in conformance with Cisco’s policies will be shipped according to the availability, pricing, and expedited lead-times described in the procedures.

6.0	SHIPPING AND DELIVERY.
6.1	Shipping dates will be established by Cisco upon acceptance of Purchase Orders from Integrator. Shipping dates will be assigned as close as practicable to the Integrator’s requested date based on Cisco’s then-current lead times for the Products. Unless, given written instruction by Integrator, Cisco shall select the carrier.

6.2	Shipping terms are FOB Origin per Uniform Commercial Code (for international shipments, Ex Works per INCOTERMS 2000) at Cisco’s site, San Jose, California, or other Cisco-designated shipping location, which shall appear on Cisco’s order acknowledgement and/or be accessible via CCO.

6.3	Title and risk of loss shall pass from Cisco to Integrator upon delivery to the common carrier or Integrator’s representative at the delivery point per the applicable shipping term.

6.4	Delivery shall be deemed made upon transfer of possession to the carrier.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.5	Integrator shall be responsible for all freight, handling and insurance charges subsequent to delivery. If Integrator requests delivery of Products to Integrator’s forwarding agent or other representative in the country of shipment, Integrator shall assume sole responsibility for compliance with applicable export laws and regulations, including the preparation and filing of shipping documentation necessary for export clearance.

6.6	Cisco shall not be liable for damage or penalty for delay in delivery or for failure to give notice of any delay. Except in accordance with the applicable delivery terms set forth in this Agreement, Cisco shall not have any liability in connection with shipment, nor shall the carrier be deemed to be an agent of Cisco.

6.7	All sales are final. Products are provided with written limited warranty statements that set out the terms under which Cisco will, at its option, repair, replace, or refund the purchase price of a defective or damaged product.

7.0	PAYMENT.

Upon and subject to credit approval by Cisco, payment terms shall be net [***] ([***]) days from shipping date. All payments shall be made in U.S. currency unless otherwise agreed. If at any time, Integrator is delinquent in the payment of any invoice, or is otherwise in breach of this Agreement, Cisco may, at its discretion, and without prejudice to its other rights, withhold shipment (including partial shipments) of any order or may, at its option, require Integrator to prepay for further shipments. Any sum not paid by Integrator, when due, shall bear interest until paid at a rate of [***]% per month ([***]% per annum) or the maximum rate permitted by law, whichever is less. Integrator grants Cisco a security interest in Products and Services purchased or licensed under this Agreement and any proceeds realized by Integrator upon any resale or redistribution of those Products and Services. If requested by Cisco, Integrator agrees to execute any financing statements Cisco may require to perfect this security interest.

8.0	INTEGRATOR OBLIGATIONS.

In a manner satisfactory to Cisco and at Integrator’s sole expense, Integrator agrees to:

8.1	employ competent and aggressive sales, technical support, and maintenance organizations, employees of which shall be full-time direct employees of Integrator who sell, deploy, install, secure acceptance of, and maintain the Products and Services;

8.2	purchase Demonstration/Evaluation Units for each appropriate selling location as mutually agreed to by the parties;

8.3	have a majority of the appropriate Integrator sales and technical support personnel participate in and successfully complete mandatory training course identified by Cisco as well as such additional training courses identified in an initial training plan which shall be mutually agreed to by the parties and implemented within the initial term of this Agreement;

8.4	maintain at least one (1) Cisco trained technical support person per servicing location;

8.5	maintain adequate manpower and facilities to ensure prompt handling of inquiries, orders, and shipments for Products and Services;

8.6	validate End User network configuration design and associated components, and assist End Users with system design;

8.7	keep Cisco informed as to any problems which involve Products or Services and/or Cisco technologies and require Cisco’s support or impact Integrator’s ability to deliver service or solutions to the End User, to communicate such problems promptly to Cisco, and to assist Cisco in the resolution of such problems;

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8.8	provide non-binding monthly forecasts to Cisco for the subsequent four (4) month period, monthly Inventory, and Point of Sale “POS” reports and such other information as is required under this Agreement;

8.9	participate in quarterly business meetings with Cisco to review the progress of the relationship and Integrator’s achievement as related to commitments such as, but not limited to: volume purchases, training and certification, support, and reporting;

8.10	appoint a relationship manager whose primary responsibility will be to work with the designated Cisco channel sales manager to manage the implementation of the Agreement, act as the focal point for day-to-day channel business issues and problem escalations, and participate in Cisco channel-related activities;

8.11	employ a minimum of one (1) CCIE, and (b) have the relationship manager identified in the preceding sub-section complete Sales Expert training; and

8.12	comply with all requirements set out in Exhibit A.

9.0	PROPRIETARY RIGHTS AND SOFTWARE LICENSING.
9.1	Subject to the terms and conditions of this Agreement, Cisco grants to Integrator a non-exclusive, non-transferable license (a) to use the Software and Documentation for Integrator’s Internal Use under the terms of Exhibit S, and, with respect to Special License Software and related Documentation, the Special License Terms, and (b) during the term of this Agreement, to market and Resell the Software (including related Documentation) directly to End Users, solely as permitted by this Section of this Agreement, in the Territory, or, in the case of Special License Software, to grant to End Users Sublicenses to the Special License Software (including related Documentation) subject to the terms and conditions of this Section and the Special License Terms. Any Resale of any item of Software or Documentation to any person or entity other than Integrator itself that is not the End User of such Software or Documentation, including to any other Cisco integrator or reseller purchasing or licensing such Software or Documentation for purposes of Resale, is expressly prohibited.

9.2	The license granted herein shall be for use of the Software and Documentation in object code format only and solely as provided in Part (i) of Exhibit S and, with respect to Special License Software and related Documentation, the Special License Terms. Integrator may not sublicense, to any person or entity, its rights to distribute or sublicense the Software or Documentation.

9.3	Integrator shall provide a copy of the Software License Agreement (inclusive of Parts (i) and (ii)) (a copy of which is attached hereto as Exhibit S) to each End User of the Software prior to installation of the Software.

9.4	For Special License Software (and related Documentation), Cisco grants Integrator the right to grant its End Users a Sublicense to use the Special License Software (and related Documentation) pursuant to these terms and conditions and the Special License Terms. Redeployment of these licenses between End Users shall be subject to any restrictions set forth in the applicable Special License Terms. End Users’ right to use this Software (and related Documentation) must be granted via a Sublicense.

9.5	Integrator shall notify Cisco promptly of any breach of the Software License Agreement or Special License Terms and further agrees that it will diligently pursue or, at Cisco’s request, assist Cisco to diligently pursue, an action against any third parties in breach of the license.

9.6

The Special License Terms contain certain terms, which apply to certain current Special License Software product offerings by Cisco. In the future, Cisco may develop or acquire new Special License Software products, which may be governed by other Special License

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Terms, or Cisco may change its current terms, which will govern future license purchases by Integrator. With respect to these new Special License Terms, Cisco may require that Integrator acknowledge and accept these new terms prior to purchase by methods chosen by Cisco, including by electronic means.

10.0	LIMITED WARRANTY.
10.1	Cisco Products are provided with written limited warranties. Integrator will pass through to End Users all written limited warranties provided by Cisco with Products purchased by Integrator.

10.2	Notwithstanding any other provision hereof, Cisco’s sole and exclusive warranty and obligation with respect to the Products sold hereunder are set forth in Cisco’s Limited Warranty Statement delivered with the Product. INTEGRATOR SHALL NOT MAKE ANY WARRANTY COMMITMENT, WHETHER WRITTEN OR ORAL, ON CISCO’S BEHALF. Integrator shall indemnify Cisco for any warranties made in addition to Cisco’s standard warranty and for any misrepresentation of Cisco’s reputation or Cisco’s Products.

10.3	DISCLAIMER OF WARRANTY. EXCEPT AS SPECIFIED IN THIS WARRANTY, ALL EXPRESS OR IMPLIED CONDITIONS, REPRESENTATIONS, AND WARRANTIES INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OR CONDITION OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT, SATISFACTORY QUALITY OR ARISING FROM A COURSE OF DEALING, LAW, USAGE, OR TRADE PRACTICE, ARE HEREBY EXCLUDED TO THE EXTENT ALLOWED BY APPLICABLE LAW. TO THE EXTENT AN IMPLIED WARRANTY CANNOT BE EXCLUDED, SUCH WARRANTY IS LIMITED IN DURATION TO THE WARRANTY PERIOD. This disclaimer and exclusion shall apply even if the express warranty set forth above fails of its essential purpose. The date of shipment of a Product by Cisco is set forth on the packaging material in which the Product is shipped. Integrator acknowledges that the Internet URL address and the web pages referred to above may be updated by Cisco from time to time; the version in effect at the date of delivery of the Products to the Integrator shall apply.

11.0	TRADEMARK USAGE.
11.1	Cisco grants to Integrator the right to use the name, logo, trademarks, and other marks of Cisco (collectively, the “Marks”) for all proper purposes in the sale of Cisco Products and Services to End Users and the performance of Integrator’s duties hereunder only so long as this Agreement is in effect. Integrator’s use of such Marks shall be in accordance with Cisco’s policies including, but not limited to trademark usage and advertising policies, and be subject to Cisco’s approval. Integrator agrees not to attach to any Products any trademarks, trade names, logos, or labels other than an aesthetically proper label identifying the Integrator, its location and its relationship to Cisco. Integrator further agrees not to affix any Marks to products other than genuine Products.

11.2	Integrator shall have no claim or right in the Marks, including but not limited to trademarks, service marks, or trade names owned, used or claimed now or which Cisco has authority to grant Integrator the right to use in the future. Integrator shall not make any claim to the Cisco Marks or lodge any filings with respect to such Marks or marks confusingly similar to the Marks, whether on behalf of Cisco or in its own name or interest, without the prior written consent of Cisco. Integrator shall discontinue its use of any Mark promptly upon request of Cisco.

12.0	CONFIDENTIAL INFORMATION.
12.1

Integrator acknowledges that, in the course of selling the Products and Services, and in connection with this Agreement and its relationship with Cisco, Integrator may obtain information relating to the Products and Services, and/or to Cisco, which is of a confidential and proprietary nature (“Confidential Information”). Such Confidential Information may include, but is not limited to, trade secrets, know how, inventions, techniques, processes, programs, schematics, Software source documents, data,

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

customer lists, financial information, and sales and marketing plans or information posted on CCO which Integrator knows or has reason to know is confidential, proprietary or trade secret information of Cisco.

12.2	Integrator shall at all times, both during the term of this Agreement and for a period of at least three (3) years after its expiration or termination, keep in trust and confidence all such Confidential Information, and shall not use such Confidential Information other than as expressly authorized by Cisco under this Agreement, nor shall Integrator disclose any such Confidential Information to third parties without Cisco’s written consent.

12.3	Integrator further agrees to immediately return to Cisco all Confidential Information (including copies thereof) in Integrator’s possession, custody, or control upon termination or expiration of this Agreement at any time and for any reason.

12.4	The obligations of confidentiality set forth herein shall not apply to information which (a) has entered the public domain except where such entry is the result of Integrator’s breach of this Agreement; (b) prior to disclosure hereunder was already rightfully in Integrator’s possession; or (c) subsequent to disclosure hereunder is obtained by Integrator on a nonconfidential basis from a third party who has the right to disclose such information to the Integrator. Neither party shall disclose, advertise, or publish the terms and conditions of this Agreement without the prior written consent of the other party. Any press release or publication regarding this Agreement is subject to prior review and written approval of the parties.

13.0	PATENT AND COPYRIGHT INFRINGEMENT.
13.1	[***]

13.2	[***]

13.3	[***]

13.4	[***]

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

13.5	[***]

14.0	TERM AND TERMINATION.
14.1	This Agreement shall commence on the Effective Date and continue thereafter for a period of one (1) year, unless extended by written agreement of both parties or sooner terminated as set forth below. Without prejudice to either party’s right to terminate this Agreement as set forth in Sections 14.2 to 14.5 below. Cisco may, by written notice to Integrator, given at least thirty (30) days prior to the end of the then-current term of the Agreement, extend the term of the Agreement for the period set forth in such notice, up to a maximum of one (1) year beyond the then-current expiration date. Any extension shall be on the same terms and conditions then in force, except as may be mutually agreed in writing by the parties. Notwithstanding Cisco’s right to extend the term of this Agreement, each party acknowledges that this Agreement shall always be interpreted as being limited in duration to a definite term and that the other party has made no commitments whatsoever regarding the duration or renewal of this Agreement beyond those expressly stated herein.

14.2	Either party may at any time terminate this Agreement for convenience, for any reason or no reason, by providing the other party with forty-five (45) days prior written notice of termination.

14.3	Cisco may, upon twenty (20) days written notice, terminate this Agreement in the event (a) there is a change of ownership of Integrator (i.e. entering into a binding agreement for purchase or sale by one person or other entity) of ten percent (10%) or more of Integrator’s voting shares or securities, (b) there is an entering into a binding agreement for acquisition or transfer of a controlling interest in Integrator, or (c) there is an entering into a binding agreement for any investment in Integrator by a competitor of Cisco or an investment in a competitor by Integrator.

14.4	This Agreement may at any time be terminated immediately by either party by providing the other party with written notice under any of the following conditions:

14.4.1	Either party ceases to carry on business as a going concern, either party becomes the object of the institution of voluntary or involuntary proceedings in bankruptcy or liquidation, or a receiver or similar officer is appointed with respect to a substantial part of its assets.

14.4.2	Either party breaches any of the material provisions of this Agreement and fails to remedy such breach within thirty (30) days, after written notification by the other party of such breach.

14.5	Notwithstanding the foregoing, this Agreement may be terminated immediately by Cisco in the event of Integrator’s breach of Section 9.0, “Proprietary Rights and Software Licensing”, or Section 12.0, “Confidential Information”.

14.6

Unless otherwise agreed in writing by Cisco after the effective date of termination of this Agreement, upon either the expiration of this Agreement or the issuance by either party of notice of termination of this Agreement: (a) Cisco may cease all further deliveries due against existing orders; (b) Cisco may accelerate all outstanding invoices immediately to become due and may require payment by certified or cashier’s check; (c) subject to sub-section 24.8, “Survival”, all rights and licenses of Integrator hereunder shall terminate, including any right to provide or Resell Services, except that Integrator may continue to use Products and Services purchased for Internal Use, and distribute, in accordance with normal business practices and the terms and conditions of this Agreement, Products

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

received from Cisco prior to the date of expiration or termination; and (d) Integrator shall no longer identify itself or hold itself out as being an authorized re-seller of Products except for the limited purpose described in this sentence.

14.7	Upon termination or expiration of this Agreement, Integrator shall immediately return to Cisco all Confidential Information and data (including all copies thereof) then in Integrator’s possession or custody or control including, without limitation:

14.7.1	All technical materials and business plans supplied by Cisco;

14.7.2	All manuals and agreements covering Products and Services; and

14.7.3	Any customer or prospect lists provided by Cisco.

14.8	IN THE EVENT OF TERMINATION OR EXPIRATION OF THIS AGREEMENT FOR ANY REASON, INTEGRATOR SHALL HAVE NO RIGHTS TO DAMAGES OR INDEMNIFICATION OF ANY NATURE RELATED TO SUCH TERMINATION OR EXPIRATION (BUT NOT LIMITING ANY CLAIM FOR DAMAGES IT MIGHT HAVE ON ACCOUNT OF CISCO’S BREACH OF THIS AGREEMENT, EVEN IF THE BREACH GAVE RISE TO TERMINATION, SUCH LIABILITY BEING GOVERNED BY AND SUBJECT TO THE LIMITATIONS SET FORTH ELSEWHERE IN THIS AGREEMENT), SPECIFICALLY INCLUDING NO RIGHTS TO DAMAGES OR INDEMNIFICATION FOR COMMERCIAL SEVERANCE PAY, WHETHER BY WAY OF LOSS OF FUTURE REVENUES OR PROFITS, EXPENDITURES FOR PROMOTION OF THE CISCO PRODUCTS, OR OTHER COMMITMENTS IN CONNECTION WITH THE BUSINESS AND GOOD WILL OF INTEGRATOR OR INDEMNITIES FOR ANY TERMINATION OR EXPIRATION OF A BUSINESS RELATIONSHIP.

15.0	SUPPORT.

Integrator shall provide all warranty support to End Users as required in the provisions of Exhibit C titled “Warranty Service,” provided that Integrator may obtain technical assistance from Cisco in connection with its provision of warranty support. In addition, Integrator shall make available all support offerings identified in Exhibit C.

16.0	AUDIT.

[***]

17.0	USE, EXPORT, RE-EXPORT, & TRANSFER CONTROLS.

Integrator hereby acknowledges that the Products, Services, and technology or direct products thereof (“Products and Technology”), supplied by Cisco under this Agreement are subject to export controls under the laws and regulations of the United States (U.S.). Integrator shall comply with such laws and regulations governing use, export, re-export, and transfer of Cisco Products and Technology and will obtain all required U.S. and local authorizations, permits, or licenses. Cisco and Integrator each agree to provide the other such information and assistance as may reasonably be required by the other in connection with securing such authorizations or licenses, and to take timely action to obtain all required support documents. Integrator agrees to maintain full, true, and accurate records of exports, re-exports, and transfers of the Products and Technology, purchased and deployed or distributed, according to U.S. and local laws for a minimum of 5 years following exportation. Integrator acknowledges that detailed information

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

regarding compliance with U.S. use, export, re-export, and transfer laws may be found at:

http://www.cisco.com/wwl/export/compliance_provision.html.

18.0	FORCE MAJEURE.

Except for the obligation to pay monies due and owing, neither party shall be liable for any delay or failure in performance due to events outside the defaulting party’s reasonable control, including without limitation acts of God, earthquake, labor disputes, shortages of supplies, actions of governmental entities, riots, war, fire, epidemics, or delays of common carriers or other circumstances beyond its reasonable control. The obligations and rights of the excused party shall be extended on a day to day basis for the time period equal to the period of the excusable delay.

19.0	PRODUCT CHANGES.

Modifications which do not affect the compliance of a Product with the terms of this Agreement or which Cisco deems necessary to comply with specifications, changed safety standards or governmental regulations, to make the Product non-infringing with respect to any patent, copyright or other proprietary interest, or to otherwise improve the Product may be made at any time by Cisco without prior notice to or consent of Integrator and such altered Product shall be deemed fully conforming.. Cisco shall use commercially reasonable efforts to provide at least thirty (30) days prior notice of the discontinuance of any Product. Such notice may be provided by electronic posting on CCO.

20.0	COMPLIANCE WITH LAWS.
20.1	Integrator shall obtain all licenses, permits and approvals required by any government, including any recycling or take-back programs applicable to packaging or Products, and shall comply with all applicable laws, rules, policies and procedures including requirements applicable to the use of Products under telecommunications and other laws and regulations, of any government or other competent authority where the Products are to be sold or used (collectively “Applicable Laws”).

20.2	Integrator will indemnify and hold harmless Cisco for any violation or alleged violation of any Applicable Laws.

20.3	Integrator hereby represents and warrants that: (a) it shall comply with all Applicable Laws; (b) this Agreement and each of its terms are in full conformance and in compliance with such laws; and (c) it shall not act in any fashion or take any action or permit or authorize any action which will render Cisco liable for a violation of the U.S. Foreign Corrupt Practices Act, which prohibits the offering, giving or promising to offer or give, directly or indirectly, money or anything of value to any official of a government, political party or instrumentality thereof in order to assist it or Cisco in obtaining or retaining business and (i) it will not violate or cause Cisco to violate such act in connection with the sale or distribution of Cisco Products and/or services; and (ii) if Integrator is a non-governmental entity, it will notify Cisco in writing if any of its owners, partners, principals, and officers are or become during the term of this Agreement officials, officers or representatives of any non-United States government or political party or candidate for political office outside the United States and are responsible for a decision regarding obtaining or retaining business for Cisco Products by such government.

20.4	Integrator shall use its best efforts to regularly and continuously inform Cisco of any requirements of laws, statutes, ordinances, governmental authorities directly or indirectly affecting this Agreement, the sale, use and distribution of Products, or Cisco’s trade name, trademarks or other commercial, industrial or intellectual property interests, including, but not limited to, certification of the Products from the proper authorities in the Territory.

21.0	[***]

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[***]

22.0	[***]

23.0	NOTICES.

Except where this Agreement provides that notices may be provided by posing on CCO, all notices required or permitted under this Agreement will be in writing and will be deemed given: (a) when delivered personally; (b) when sent by confirmed facsimile or electronic mail (in the case of Cisco to “contract-notice@cisco.com”, and in the case of Integrator to                  ) (provided that the original document is placed in air mail/air courier or delivered personally, within seven days of the facsimile electronic notice); (c) three (3) days after having been sent by registered or certified mail, return receipt requested, postage prepaid (or six (6) days for international mail); or (d) one (1) day after deposit with a commercial express courier specifying next day delivery (or two (2) days for international courier packages specifying 2-day delivery). All communications will be sent to the addresses set forth on the cover sheet of this Agreement or such other address as may be designated by a party by giving written notice to the other party pursuant to this paragraph.

24.0	GENERAL.
24.1	CHOICE OF LAW. The validity, interpretation, and performance of this Agreement shall be controlled by and construed under the laws of the State of California, United States of America, as if performed wholly within the state and without giving effect to the principles of conflicts of law, and the State and federal courts of California shall have jurisdiction over any claim arising hereunder. Notwithstanding the foregoing, either party may seek interim injunctive relief in any court of appropriate jurisdiction with respect to any alleged breach of such party’s proprietary rights. The parties specifically disclaim the application of the UN Convention on Contracts for the International Sale of Goods to the interpretation or enforcement of this Agreement.

24.2	NO WAIVER. No waiver of rights under this Agreement by either party shall constitute a subsequent waiver of such right or any other right under this Agreement.

24.3	ASSIGNMENT. Neither this Agreement nor any rights under this Agreement, other than the right to receive monies due or to become due, shall be assigned or otherwise transferred by Integrator (by operation of law or otherwise) without the prior written consent of Cisco. Cisco shall have the right to assign all or part of this Agreement without Integrator’s approval. This Agreement shall bind and inure to the benefit of the successors and permitted assigns of the parties.

24.4	SEVERABILITY. In the event that any of the terms of this Agreement become or are declared to be illegal or otherwise unenforceable by any court of competent jurisdiction, such term(s) shall be null and void and shall be deemed deleted from this Agreement. All remaining terms of this Agreement shall remain in full force and effect. Notwithstanding the foregoing, if this paragraph becomes applicable and, as a result, the value of this Agreement is materially impaired for either party, as determined by such party in its sole discretion, then the affected party may terminate this Agreement by written notice to the other.

24.5

ATTORNEYS’ FEES. In any suit or proceeding relating to this Agreement the prevailing party will have the right to recover from the other its costs and reasonable fees and expenses of attorneys, accountants, and other professionals incurred in connection with

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the suit or proceeding, including costs, fees and expenses upon appeal, separately from and in addition to any other amount included in such judgement. This provision is intended to be severable from the other provisions of this Agreement, and shall survive and not be merged into any such judgement.

24.6	NO AGENCY. This Agreement does not create any agency, partnership, joint venture, or franchise relationship. No employee of either party shall be or become, or shall be deemed to be or become, an employee of the other party by virtue of the existence or implementation of this Agreement. Each party hereto is an independent contractor. Neither party has the right or authority to, and shall not, assume or create any obligation of any nature whatsoever on behalf of the other party or bind the other party in any respect whatsoever.

24.7	URL. Integrator hereby confirms that it has the ability to access, has accessed and has read, the information made available by Cisco at all of the world wide web sites/URLs/addresses/pages referred to anywhere throughout this Agreement (including any of the Exhibits hereto). Integrator acknowledges that Cisco may modify any URL address or terminate the availability of any information at any address without notice to Integrator.

24.8	SURVIVAL. Sections 9.0, 10.0, 12.0, 13.0, 14.0, 16.0, 17.0, 18.0, 20.0, 21.0, 22.0, 24.0 and the license to use the Software set out in Section 9 and Exhibit S (subject to the termination provisions set forth in Exhibit S) shall survive the termination of this Agreement.

24.9	HEADINGS. Headings of sections have been added only for convenience and shall not be deemed part of this agreement.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT A

INTEGRATOR PROFILE

Integrator’s assigned sales Territory:

United States, excluding Puerto Rico.

Vertical markets addressed by Integrator’s Added Value:

[***]

Integrator’s Added Value:

[***]

Integrator’s Volume Requirement:

During first [***] ([***]) months of this Agreement, Integrator will purchase at least [***] dollars ($[***]) of Cisco Products and Services.

Integrator’s Certification Requirement:

As of the Effective Date, and throughout the term of this Agreement, Integrator will maintain at least [***] in the Territory.

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EXHIBIT B

DISCOUNT SCHEDULE

1.                  Certification Incentive

Cisco Premier, Silver and Gold Certified Partner Programs are designed to recognize and reward Partners who achieve the highest expertise in selling, designing, supporting, and servicing Cisco solutions. Certified Partners have completed comprehensive training that ensures a consistently high level of Product knowledge, technical expertise and service capabilities. Integrator’s discount will be set based on the certification level Integrator has been awarded at the time it submits a particular purchase order for Products. Attainment of certification levels is governed by the requirements of Cisco’s Channel Partner Program. Effective July 2, 2001, these requirements will be changed as part of the new Channel Partner Program. The new and old requirements for each certification level are provided in the URLs identified in the following table:

Program	Version	URL
Gold	Old	www.cisco.com/warp/public/765/partner_programs/certification/old/gold/requirements.shtml
	New	www.cisco.com/warp/public/765/partner_programs/certification/gold/requirements.shtml
Silver	Old	www.cisco.com/warp/public/765/partner_programs/certification/old/silver/requirements.shtml
	New	www.cisco.com/warp/public/765/partner_programs/certification/silver/requirements.shtml
Premier	Old	www.cisco.com/warp/public/765/partner_programs/certification/old/premier/requirements.shtml
	New	www.cisco.com/warp/public/765/partner_programs/certification/premier/requirements.shtml

Partner must comply with the requirements of a particular Program as outlined in the information provided at the associated URL in order to achieve and retain all program benefits, including any associated increase in discount.

Integrator’s participation in a particular certification Program may be subject to additional requirements, including compliance with Program audit requirements. Certification requires the submission of an electronic application. The application and program transition guidelines are available at:

www.cisco.com/go/channelprograms/

Certifications are granted by country, and discount points attributable to certification will be provided based on the country specified in point of sale information provided by Integrator at time of order. Cisco may designate larger geographical areas in which certifications are effective. Such multi-national areas will be identified by Cisco to Integrator at

www.cisco.com/go/channelprograms/

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.                  Discount Matrices

Discounts for Products will be as follows:

Integrator’s Certification Level	Integrator’s Discount (percentage off of Cisco’s then-current Global Price List list price)

Gold	[***] percent
Silver	[***] percent
Premiere	[***] percent

Note: Cisco reserves the right to introduce future Product families at different discounts. Cisco will notify Integrator in writing (including by posting on CCO) at least thirty (30) days prior to the introduction of such a new family of Products.

3.            Internet Commerce/Point of Sale Reporting

Integrator will submit electronically complete Point of Sale information with each of its Resales of Products under this Agreement.

POS information is submitted electronically when Integrator uses IC or EDI (Electronic Data Interchange) technology in a format agreed in advance with Cisco to submit orders electronically.

POS information must include the following:

A.	Integrator’s Purchase Order number.
B.	Cisco’s Product name and number.
C.	End User (name of business or organization), ship-to and bill-to address (country, state or province (US and Canada only), zip or postal code), phone number.

Cisco shall have the right to verify all POS information provided; Integrator shall provide Cisco with reasonable proof (shippers’ documentation, invoices, etc.) confirming the information on Cisco’s written request.

In the event Integrator does not provide POS information at the time of order entry, Integrator shall prepare such information in an electronic format as specified by Cisco and forward such POS information to Cisco within seven (7) days following the submission of an Order. The information shall include all that which is set forth above under “IC/POS”. Cisco shall have the right to verify the information in such reports and shall be provided with reasonable proof (shippers’ documentation, invoices, etc.) confirming the information on request.

Such reports shall be sent to the following e-mail address: us1_tier_pos@cisco.com or such other address as Cisco may specify.

4.            Internal Use Discount

Integrator may purchase Products for Internal Use at a discount of [***] percent off of Cisco’s then current list prices for such Products.

5.            Demonstration/Evaluation/Lab Product Discount

To assist Integrator in its sales and marketing efforts, Integrator shall be entitled to a discount of [***] percent ([***]%) for its purchases of demonstration, evaluation, and lab equipment. This discount may be applied to a maximum total value of Cisco Products as follows:

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Integrator’s Certification Level	Maximum total value of Cisco Products*/ Integrator may purchase using 45 percent demonstration/evaluation/lab discount
Gold	$[***] in any [***]-month period.
Silver	$[***] in any [***]-month period.
Premier	$[***] in any [***]-month period.

*/ Based on purchase price paid by Integrator to Cisco.

Integrator agrees to use such Products solely for demonstration/evaluation (non-production) purposes and any software received with or for such Products may not be distributed further, and software for such Products is licensed to Integrator solely for use for demonstration and evaluation purposes.

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EXHIBIT C

SUPPORT EXHIBIT

[SVC-10012G Release Date: 11/07/01]

CISCO BRAND SERVICES RESALE EXHIBIT

This Support Exhibit (“Exhibit”) supplements the Agreement and all the terms and conditions of the Agreement apply to this Exhibit; provided, that to the extent there is a conflict between the Agreement and this Exhibit, the terms of this Exhibit shall take precedence over the terms and conditions of the Agreement with regard to the subject matter described herein.

1.	DEFINITIONS.

1.1.	“Bug Fix” means an error correction, patch or workaround for the Software which Cisco provides to Distributor.

1.2.	“CCO” means Cisco Connection Online, Cisco’s online information web server.

1.3.	“Equipment Schedule” means the approved Cisco-provided list of Product covered under each End User’s Support Agreement, where applicable.

1.4.	“First Call” means the initial call made by the End User when requesting assistance with Product.

1.5.	“Other Product” means Product which an End User acquired from sources other than Integrator.

1.6.	“Services” mean the Cisco brand services listed in Attachment 1 which are available for resell to End User.

1.7.	“Support Agreement” means the then-current agreement for the Services.

2.

SCOPE The support hereunder is intended for Integrators which do not support End Users under their own brand of service. Integrator, in lieu of providing service directly, will resell Cisco brand Services to be delivered directly by Cisco to the End User as described herein.

3.

CISCO RIGHTS AND OBLIGATIONS. For each End User to which Integrator resells Cisco brand services, Cisco will provide, in accordance with the following terms and conditions, Services directly to Integrator’s End User as described herein.

3.1.	CCO Access. Cisco will provide an appropriate level of partner access to CCO. This system provides Integrator with technical and general information on Products.

3.2.	Warranty. For the duration of the Cisco warranty period, Cisco will provide Bug Fixes and Hardware replacement service to Integrator as follows:

3.2.1.	Bug Fixes.

3.2.1.1.	When required, Cisco will provide new Software to Integrator to correct a problem, or provide a network-bootable Software image, as determined by Cisco.

3.2.1.2.	Distribution Rights. Cisco grants Integrator the right to distribute Bug Fixes to its End Users provided the End User is currently licensed to use the Software.

3.2.2.	Hardware Support. Cisco will replace Product in accordance with the warranty terms set forth in the published Product warranty provided with the original Product.

3.3.	Resale of Services.

3.3.1.

Service Availability. Cisco will make the Services listed in Attachment 1 to this Exhibit available to Integrator to resale to Integrator’s End Users. Services are subject to the availability limitations specified in Attachment 1.

3.3.2.	Resale Options. Cisco provides two means of reselling Cisco brand services to End Users, a partner managed option and a pass through option as described below.

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3.3.2.1.

Partner Managed. Under this option, Integrator may take the First Call from the End User and may open a case with Cisco on behalf of the End User using End User’s Support Agreement number. At all times the End User has the option of calling Cisco directly for support. In addition, Integrator may request email notification whereby Cisco notifies Integrator of End User activity with Cisco.

3.3.2.2.	Pass Through. Under this option, all interaction is solely between Cisco and the End User. The End User calls and open cases directly with Cisco.

3.3.2.3.

Option Selection. Integrator must choose either the partner managed or pass through option on the Cisco Support Resale Form (Attachment 2). If Integrator does not select an option, Cisco will assume the pass through option applies.

3.4.

Support Agreements. Support will be provided to End Users pursuant to a Support Agreement between Cisco and End User. The Support Agreements to be used are provided by Cisco. Notwithstanding anything to the contrary, nothing in this Exhibit shall require Cisco to execute a Support Agreement with an End User.

3.4.1.	Prior to commencing Services for an End User, Cisco must receive the documents specified in Section 4.1.2 of this Exhibit whereupon Cisco will:

3.4.1.1.	Validate Product model and serial numbers.

3.4.1.2.	Confirm by executing and returning the Support Agreement, and providing an Equipment Schedule (excluding charges) and the Support Agreement number to the End User.

3.4.1.3.	Provide a copy of the Equipment Schedule (including charges) and Support Agreement number to Integrator.

4.	INTEGRATOR RIGHTS AND OBLIGATIONS.

4.1.	Resale of Services. Subject to the terms and conditions of this Exhibit, Integrator is authorized on a non-exclusive basis to resell the Services to End Users, according to the following process:

4.1.1.

Integrator resells the Services to an End User, providing the End User with a copy of the relevant Support Agreement for review and signature. Integrator may not make any modification(s) to the Support Agreement.

4.1.2.	Cisco requires the following documents from Integrator prior to commencing Services to End Users:

4.1.2.1.	Completion and submission of a Resale Form (Attachment 2 to this Exhibit).

4.1.2.2.	Signed Support Agreement by the End User sent to the following address:

Cisco Systems, Inc.

Service Business Operations (Contracts)/Customer Advocacy

170 West Tasman Drive

San Jose, CA 95134

4.1.2.3.	Valid purchase order for the applicable service price from Integrator.

4.1.2.4.	Completed Letter of Assurance, a copy of which is provided with the Support Agreement when applicable.

4.1.2.5.	Integrator’s submission of incomplete or incorrect documents, including unauthorized modifications to a Support Agreement, will delay execution and return of the Support Agreement.

4.1.3.	Renewal of Support Agreements. The End User’s Support Agreement will be renewed according to whether the pass through or the partner managed option has been selected by Integrator as follows:

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4.1.3.1.

Partner Managed. Under the partner managed option, Cisco renews the Support Agreement through Integrator. Forty five (45) days prior to renewing the Equipment Schedule to the Support Agreement, Cisco will send a renewal notice to Integrator. Upon receipt of Cisco’s notice of renewal of the Equipment Schedule for the End User, Integrator will forward to Cisco either (i) the completed renewal with purchase order or (ii) notice of cancellation. If renewal or notice of cancellation is not received by Cisco by the renewal date of the Equipment Schedule, Cisco reserves the right to renew directly with the End User.

4.1.3.2.

Pass Through. Under the pass through option, Cisco will renew all Support Agreements directly with the End User. Integrator is not involved in the renewal of Service delivered through the pass through option.

4.1.4.	Responsibilities under Partner Managed Option.

4.1.4.1.	All calls opened by Integrator on behalf of the End User shall be handled and escalated in accordance with the Cisco’s Problem Prioritization and Escalation Guideline (Appendix A).

4.1.4.2.	Equipment Schedule.

4.1.4.2.1.	For all Services, Product covered under an End User’s Support Agreement is listed in the Equipment Schedule(s).

4.1.4.2.2.

Integrator must provide thirty (30) days notice of requested addition(s) to the Equipment Schedule. In addition, thirty (30) days notice is required for Product relocations and service level/Product configuration changes, where applicable. For Product on the Equipment Schedule which End User has moved to a new location, Integrator will notify Cisco in writing (i.e., facsimile, electronic mail or using CCO).

4.1.4.2.3.

The Equipment Schedule may be revised for new Product, service level upgrades and Product configuration changes by Integrator’s purchase order requesting such revisions and Cisco’s acceptance thereof (based on availability). For changes, Cisco will charge the pro-rated difference from when the change is requested to the end of the impacted Equipment Schedule’s term.

4.2.	Warranty Service.

4.2.1.

Integrator shall provide to its End Users, at no charge, all warranty service for a minimum of the warranty period set forth in the published Product warranty provided with the original Product. Warranty shall commence upon shipment to the End User. Warranty service consists of the following Software and Hardware replacement services:

4.2.1.1.	Integrator will distribute Bug Fixes to the End User during the warranty period.

4.2.1.2.	Integrator will meet the replacement obligations as set forth in the then-current published Product warranty applicable to the particular Product sold to the End User.

4.2.2.	Returns Coordination. For Product returned to Cisco for replacement under warranty, Integrator will comply with the following:

4.2.2.1.

Coordinate the return of all failed parts, freight and insurance prepaid, to the Cisco designated location. For Product that has been advance replaced pursuant to the Product warranty terms, Integrator shall return failed/defective Product within ten (10) days of receipt of the replacement Product; otherwise, Product will be invoiced to Integrator at the then current list price.

4.2.2.2.	Comply with the following RMA procedure:

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.2.2.2.1.

Ensure all Products are properly packaged prior to being shipped, and will include a written description of the failure and specification of any changes or alterations made to the Product. Product returned to Cisco will conform in quantity and serial number to the RMA request.

4.2.2.2.2.	Tag each Product returned with the RMA transaction number and a brief description of the problem.

4.3.

Unsupported End User List. Integrator must provide information on all End Users who have purchased Product from Integrator without also purchasing Services. Each quarter, Cisco will provide a report identifying the model types and serial numbers of Product purchased by Integrator for which the following information is required: End User name, address and phone number. Integrator will complete and return this information to Cisco no later than twenty (20) business days from the date the report is provided to Integrator.

5.	PRICE AND PAYMENT TERMS.

5.1.

Discount for Initial Term. For the initial term of the Equipment Schedule(s) to the Support Agreement, the price of Services to Integrator is the then-current service list price less the applicable discount based on Integrator’s penetration rate calculated as follows:

5.1.1.

Determination of Service Penetration Rate. Service penetration rate is calculated by Integrator’s total number of Products covered by Cisco brand services (per Attachment 1) as a percentage of the total number of Products purchased over a period of twelve (12) months, starting from fourteen (14) months prior to the Effective Date of the Agreement.

Penetration Rate	Discount
0% - 35%	[***]%
36% - 55%	[***]%
56% - 74%	[***]%
75%+	[***]%

5.1.2.

Integrator’s resale discount is listed in Attachment 3 to this Exhibit. Cisco will review Integrator’s actual service sales penetration at six month intervals and reserves the right to adjust Integrator’s resale discount at the time of review.

5.1.3.

Integrator must have purchased Product for a minimum of twelve months in order to determine the penetration rate. If Integrator has less than twelve months of Product purchases, Integrator’s discount will be [***] percent ([***]%).

5.1.4.	Integrator’s discount on Services shall be determined by calculating the rate of Services penetration solely on Product purchased by Integrator under this Agreement.

5.2.

Upon renewal of the Equipment Schedule(s), the discount will be as follows: Under the partner-managed resale option, the discount shall be the corresponding discount associated with the Penetration Rate. Under the pass through option, Integrator will not receive a discount as Cisco renews directly with End User.

5.3.	The discounts listed above do not apply when Integrator resells Cisco brand services for Other Product. Integrator discount for Other Product shall be [***] percent ([***]%).

5.4.	All Services are invoiced annually in advance, payable thirty (30) days from the invoice date in U.S. Dollars unless otherwise agreed to in the Agreement.

5.5.

All prices in the Equipment Schedule(s) are exclusive of any taxes and duties which, if applicable, shall be paid by Integrator. Applicable taxes are billed as a separate item. In addition, the following items will be billed to Integrator: time and material fees and Product list price of replaced Product not returned pursuant to the terms of End User’s Support Agreement.

5.6.

This Agreement may be terminated by Cisco and/or Cisco may suspend its performance immediately upon Notice if (i) Integrator does not provide the Unsupported End User List pursuant to Section 4.3 within thirty (30) days after the end of the previous quarter and

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after Notice from Cisco or (ii) Integrator fails to pay for the Services when due and fails to make such payment within fifteen (15) days after Notice from Cisco of such past due payment. Notwithstanding the above, Cisco shall have the right to seek payment for Services directly from the End User in the event Integrator does not remit payment to Cisco pursuant to the payment terms.

5.7.

Integrator is free to determine its resale prices unilaterally. Integrator understands that neither Cisco, nor any employee or representative of Cisco, may give any special treatment (favorable or unfavorable) to Integrator as a result of Integrator’s selection of resale prices. No employee or representative of Cisco or anyone else has any authority to specify what Integrator’s resale prices for the Services must be, or to inhibit in any way, Integrator’s pricing discretion with respect to the Services.

5.8.

Support for Other Product. Integrator may support Other Product under the following conditions: Integrator provides Cisco (i) a request to support Other Product and (ii) a letter from the End User including a request for Service from the Integrator and a list of the Product(s) and serial number(s) to be supported.

6.	GENERAL.

6.1.

Entitlement. Integrator acknowledges that an End User is entitled to receive support services only on Product for which Integrator has paid the applicable support fees. Integrator agrees to assist Cisco with enforcement of End User entitlement as necessary.

6.2.

Disclosure of Contract Information. Integrator acknowledges and agrees that in no event shall any of the information contained in this Exhibit or Integrator’s Agreement number be disclosed to any third party.

6.3.

Representations and Warranties. Integrator shall not make any representations or warranties on behalf of Cisco, except as expressly authorized herein or as expressly authorized by Cisco in writing. Neither Integrator nor Cisco will make any obligation to End Users on behalf of the other, nor commit the resources of the other to End Users.

6.4.

Independent Contractors. The relationship of Cisco and Integrator established by this Exhibit is that of independent contractors, and nothing contained in this Exhibit shall be construed to (i) give either party the power to direct and control the day-to-day activities of the other, (ii) constitute the parties as joint venturers, co-owners or otherwise as participants in a joint or common undertaking, or (iii) allow Integrator to create or assume any obligation on behalf of Cisco for any purpose whatsoever. All financial obligations associated with Integrator’s business are the sole responsibility of Integrator. All sales and other agreements between Integrator and its End Users are Integrator’s exclusive responsibility and shall have no effect on Integrator’s obligations under this Agreement. Integrator shall be solely responsible for, and shall indemnify and hold Cisco free and harmless from, any and all claims, damages or lawsuits (including Cisco’s attorneys’ fees) arising out of the acts of Integrator, its employees or its agents.

6.5.

Indemnification. Integrator hereby indemnifies and holds Cisco harmless from any claim, loss, damage or expense, including reasonable court costs and attorney’s fees, resulting from any claim made by End User against Cisco hereunder under claim of a third party beneficiary or otherwise. This shall not limit Cisco’s obligations, subject to the terms and conditions of this Agreement, to provide the Services described herein.

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ATTACHMENT 1 to EXHIBIT C

SERVICES AVAILABILITY

Service	Availability
SMARTnet 8x5xNext Business Day (“NBD”)	Available in the U.S., Canada, Australia, European Union, Switzerland, Norway

SMARTnet 8x5x4[1]	Available in the U.S., Canada and Australia

SMARTnet 24x7x4[1]	Available in the U.S., Canada and Australia

SMARTnet Onsite 8x5xNBD	Available in the U.S., Canada and Australia

SMARTnet Onsite 8x5x4[1,2]	Available in the U.S., Canada and Australia

SMARTnet Onsite 24x7x4[1,2]	Available in the U.S., Canada and Australia

Software Application Services (“SAS”) Software Application Services with Updates (“SASU”)	Available in the U.S., Canada, Australia, European Union, Switzerland, Norway

A current list of Services is provided above. List may be updated from time to time. Current information is available upon request.

1.    Availability is restricted to within one hundred (100) miles of a parts depot.

2.    Availability is restricted to within fifty (50) miles of an authorized service location.

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ATTACHMENT 2 to EXHIBIT C

CISCO SUPPORT RESALE FORM

This form MUST be completed by Integrator for each order to resell Cisco brand Services to End Users.

Completion of this form will ensure:

●	Integrators receive the appropriate discounts.

●	Integrator’s End Users receive the entitled level of service and support.

●	Partner Notification e-mail is set up for Integrator.

STEP 1 - Select Resale Option

☐ Pass-through Option:	Cisco delivers support, Cisco renews direct with End User.
☐ Partner Managed Option:	Cisco delivers support, Integrator manages renewal, Integrator first call optiona Partner Notification optional.

STEP 2 - Complete Integrator billing information.  (required for both resale options)

INTEGRATOR: Name and Billing Address (as they appear on Purchase Order): ☐ Same as Sales Order Bill-to
Name:

Address:

City/State:

Country:

Postal Code:

Contact/ Phone No.:

Channel Certification Level:

PARTNER NOTIFICATION E-MAIL ADDRESS OR ALIAS (for Partner Managed Option)

Address or Alias:                                                         (i.e. Integrator_TAC@Integrator.com)

Required if you would like to receive automatic notification of End User activity with Cisco on this Support Agreement.

Step 3 - Complete End User billing information (required for pass-through option only)

END USER: Name and Billing Address (as they appear on Purchase Order) : ☐ Same as Sales Order Ship-to
Name:

Address:

City/State:

Country:

Postal Code:

Contact/Phone No.:

STEP 4 - Complete Coverage Type, site details and existing contract information (required for both resale options)

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☐ SMARTnet 8x5xNBD ☐ SMARTnet Onsite 8x5xNBD	☐ SMARTnet 8x5x4 ☐ SMARTnet Onsite 8x5x4	☐ SMARTnet 24x7x4 ☐ SMARTnet onsite 24x7x4 ☐ SAS

End Customer Name:	Product Type:
Str:	Original Product Purchase Order:
City:	Serial Number:
State/Postal Code:	End User Existing Support Agreement Number:
Country:
ATTN:
Phone/Fax:
Product/Serial No.

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Additional Sites Worksheet

☐ SMARTnet 8x5xNBD ☐ SMARTnet Onsite 8x5xNBD	☐ SMARTnet 8x5x4 ☐ SMARTnet Onsite 8x5x4	☐ SMARTnet 24x7x4 ☐ SMARTnet onsite 24x7x4 ☐ SAS

End Customer Name:	Product Type:
Str:	Original Product Purchase Order:
City:	Serial Number:
State/Postal Code:	End User Existing Support Agreement Number:
Country:
ATTN:
Phone/Fax:
Product/Serial No.

☐ SMARTnet 8x5xNBD ☐ SMARTnet Onsite 8x5xNBD	☐ SMARTnet 8x5x4 ☐ SMARTnet Onsite 8x5x4	☐ SMARTnet 24x7x4 ☐ SMARTnet onsite 24x7x4 ☐ SAS

End Customer Name:	Product Type:
Str:	Original Product Purchase Order:
City:	Serial Number:
State/Postal Code:	End User Existing Support Agreement Number:
Country:
ATTN:
Phone/Fax:
Product/Serial No.

☐ SMARTnet 8x5xNBD ☐ SMARTnet Onsite 8x5xNBD	☐ SMARTnet 8x5x4 ☐ SMARTnet Onsite 8x5x4	☐ SMARTnet 24x7x4 ☐ SMARTnet onsite 24x7x4 ☐ SAS

End Customer Name:	Product Type:
Str:	Original Product Purchase Order:
City:	Serial Number:
State/Postal Code:	End User Existing Support Agreement Number:
Country:
ATTN:
Phone/Fax:
Product/Serial No.

☐ SMARTnet 8x5xNBD ☐ SMARTnet Onsite 8x5xNBD	☐ SMARTnet 8x5x4 ☐ SMARTnet Onsite 8x5x4	☐ SMARTnet 24x7x4 ☐ SMARTnet onsite 24x7x4 ☐ SAS

End Customer Name:	Product Type:
Str:	Original Product Purchase Order:
City:	Serial Number:
State/Postal Code:	End User Existing Support Agreement Number:
Country:
ATTN:
Phone/Fax:
Product/Serial No.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ATTACHMENT 3 to EXHIBIT C

CISCO BRAND SERVICES RESALE DISCOUNT

Integrator’s discount:     [***]

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APPENDIX A

CISCO PROBLEM PRIORITIZATION AND ESCALATION GUIDELINE

To ensure that all problems are reported in a standard format, Cisco has established the following problem priority definitions. These definitions will assist Cisco in allocating the appropriate resources to resolve problems. Integrator must assign a priority to all problems submitted to Cisco.

PROBLEM PRIORITY DEFINITIONS:

Priority 1 :	An existing network is down or there is a critical impact to the End User’s business operation. Cisco, Integrator and End User will commit full-time resources to resolve the situation.
Priority 2 :

Operation of an existing network is severely degraded, or significant aspects of the End User’s business operation are being negatively impacted by unacceptable network performance. Cisco, Integrator and End User will commit full-time resources during Standard Business Hours to resolve the situation.

Priority 3 :

Operational performance of the network is impaired while most business operations remain functional. Cisco, Integrator and End User are willing to commit resources during Standard Business Hours to restore service to satisfactory levels.

Priority 4 :

Information or assistance is required on Cisco product capabilities, installation, or configuration. There is clearly little or no impact to the End User’s business operation. Cisco, Integrator and End User are willing to provide resources during Standard Business Hours to provide information or assistance as requested.

Cisco encourages Integrator to reference this guide when Integrator-initiated escalation is required. If Integrator does not feel that adequate forward progress or the quality of Cisco service is satisfactory, Cisco encourages Integrator to escalate the problem ownership to the appropriate level of Cisco management by asking for the TAC Duty Manager.

CISCO ESCALATION GUIDELINE:

Elapsed Time	Priority 1	Priority 2	Priority 3	Priority 4
1-Hour	Customer Engineering Manager
4-Hour	Technical Support Director	Customer Engineering Manager
24-Hour	Vice President Customer Advocacy	Technical Support Director
48-Hour	President (CEO)	Vice President Customer Advocacy
72-Hour			Customer Engineering Manager
96-Hour		President (CEO)	Technical Support Director	Customer Engineering Manager

Note:	Priority 1 problem escalation times are measured in calendar hours 24 hours per day, 7 days per week. Priority 2, 3 and 4 escalation times correspond with Standard Business Hours.

The Cisco Manager to which the problem is escalated will take ownership of the problem and provide the Integrator with updates. Cisco recommends that Integrator-initiated escalation begin at the Customer Engineering Manager level and proceed upward using the escalation guideline shown above for reference. This will allow those most closely associated with the support resources to correct any service problems quickly.

ACCESSING TAC:

North America, South America:	+1-800-553-2447 (within the United States)
+1-408-526-7209
Europe, Middle East, Africa:	+32-2-778-4242
Asia Pacific:	+1-800-805-227 (within Australia)
+61-2-9935-4107

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EXHIBIT D

NETWORKED COMMERCE ATTACHMENT

This Networked Commerce Attachment (“Attachment”) supplements the Agreement and all the terms and conditions of the Agreement apply to this Attachment; provided, that to the extent that there is conflict between the Agreement and this Attachment, the terms of this Attachment shall take precedence over the terms and conditions of the Agreement with regards to the subject matter described herein.

1.

Integrator may enroll in Cisco’s Marketplace Internetworking Product Center (the “Program”) by returning the form set forth in Attachment 1 indicating the users of Integrator who are authorized to submit electronic orders on behalf of Integrator (“Authorized Users”). Upon execution of the Agreement by Cisco and Integrator, Cisco will entitle those users to submit electronic orders. The Program allows direct Integrators and partners to configure, price, and route orders and then submit them electronically.

2.

Integrator agrees that the person using the Program address/password is an Authorized User and has the capacity and authority to place orders for Cisco Products and services on behalf of Integrator, and Program password security is the responsibility of Integrator. Cisco and Integrator agree that an order placed through the Program is the equivalent of a signed purchase order.

3.

Integrator shall have the right to change, add or delete Authorized Users upon written notification, with verification of receipt, to Cisco. Cisco agrees to implement such changes, additions or deletions within twenty-four (24) hours of receipt of such written notification.

4.	Integrator’s participation in the Program may be terminated by Cisco, with or without cause, upon fifteen (15) days written notice to Integrator.

5.	Cisco reserves the right to accept or decline any purchase order submitted via the Program.

6.	Integrator agrees that a Cisco invoice may be the only documentation provided by Cisco for purchase and payment of Cisco’s Products and services ordered via the Program.

7.

The parties agree that Cisco shall not be liable for any incidental, consequential or special damages arising from, or as a result of, the electronic transmission of orders or other information even if Cisco has been advised of the possibility of such damages.

8.	Integrator agrees to waive any future challenge to the validity and enforceability of any order submitted via the Program on the grounds that it was electronically transmitted and authorized.

9.	Integrator is responsible for all costs and charges, including without limitation, phone charges and telecommunications equipment, incurred in order to use the Program.

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EXHIBIT D

ATTACHMENT 1

NETWORKED COMMERCE AGENTS ENROLLMENT ATTACHMENT

INTEGRATOR AUTHORIZED USER FORM

Please indicate the names of the users of Integrator who are authorized to submit electronic orders on behalf of Integrator (i.e. Authorized Users) under the Program. If there are any special circumstances or restrictions that apply to an Authorized User, please indicate in the area provide at the bottom of the page.

NAME (FIRST & LAST)	JOB TITLE	USER ID

Special Instructions/Restrictions:

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EXHIBIT F

SPECIAL LICENSE TERMS

DEFINITIONS APPLICABLE TO ALL SPECIAL LICENSES

Service Provider means an entity which has acquired Cisco’s Products in order to create and provide Network Services to End Users.

Network Services include the following services: access to the Internet and data transmission and value-added telecommunications services related to such transmission, including managed network services whereby Service Provider manages network elements belonging to or located at the premises of End Users in conjunction with telecommunications services to End Users by Service Provider.

CISCO NAM SOFTWARE

1.0	DEFINITIONS

Central NAM Software means a software system that is configured to handle initial route requests from the Integrator network. Central NAM Software is capable of handling a variety of initial routing requests to completion, and uses scripting logic to return a network label to the Integrator network. This label instructs the network on where to deliver the call. The Central NAM Software also forwards some route requests to dedicated CICM Software.

Central Site Software means the Software known as the Central NAM Software and CICM Software which must be centrally located at Integrator’s site in order to provide call center services to Integrator’s End Users.

CICM Software means the Software known as the Customer Intelligent Contact Management (“CICM”) Software which are installed at Integrator’s central site, dedicated to a specific End User and connected to Remote Site Software.

CISCO NAM Software means Software, which Cisco designates as the Network Applications Management (“NAM”) Software and associated tools and utilities.

Remote Site Software(s) means that portion of the CISCO NAM Software that must be installed at an End User site in order for such End User to receive call center services from the Integrator or which is installed centrally at Integrator’s central site and End User has access to same. Remote Site Software means the Software known as the CISCO Peripheral Gateway, CISCO AdminWorkstation, CISCO Gateway Partitioning and other CISCO Software deployed to a specific Customer and a specific CICM Software instance.

2.0	LICENSE RESTRICTIONS
2.1	If CISCO NAM Software is licensed to a Service Provider by an Integrator, Integrator may grant Service Provider the non-exclusive, non-transferable license to distribute Remote Site Software in the Territory to its End Users subject to these Special License Terms on a temporary basis while Service Provider is providing call center services via the CISCO NAM Software to such End User. Service Provider’s license to such End User must be via a Sublicense between Service Provider and End User where this Sublicense meets the requirements set forth in the Agreement to which this Exhibit is attached. Integrator shall ensure that Service Provider is bound and will abide by the Special License Terms for CISCO NAM Software.

2.2	CISCO NAM Software may be used internally in Integrator’s organization and may be used as a component of a service offering to third parties.

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2.3

Integrator may only distribute and grant access to Remote Site Software via a Sublicense to End Users who may use this Software only during the period where an Integrator is providing call center services to the End User via the Software.

2.4

Once call center services between Integrator and End User have ceased, End User will cease using and return the Remote Site Software to Integrator. Once returned, Integrator may redeploy the CICM Software and redeploy Remote Site Software which were dedicated to that former End User to another End User subject to Cisco’s then-current redeployment policies and fees.

2.5

If Integrator has purchased Advanced Services Customer Program Licenses, then Integrator may only deploy the total number of Advanced Services Customers listed on the Order. Each Advanced Services Customer must be entered as a customer in the CICM configuration and correspond to an entry in the Customer Definition Table for the CICM instance in which that Customer is defined. Each Advanced Services Customer entry in a Customer Definition Table (Central NAM or CICM Software) must have an Advanced Services Customer Program License.

2.6	If Integrator has purchased a CICM Software license, then Integrator may install a single instance of the CICM application under this license. A CICM instance has an independent CICM database, its own set of Windows NT registry configuration entries, and its own set of TCP/IP service ports for communication with other CICM system components. Each such instance is an independent CICM for purposes of the license grant, whether there is a single CICM instance or multiple CICM instances installed on the underlying hardware.

2.7

The End User’s license to use the Software(s) shall terminate by (1) End User’s breach of the terms and conditions of the Software License Agreement as modified or (2) if Integrator ceases performing call center services via the Software to End User. Once End User’s license terminates, End User shall discontinue using the Software and return any Software in its possession to Integrator.

3.0	REDEPLOYMENT POLICIES AND FEES
3.1

Integrator may only redeploy each CICM Software from supporting one End User to supporting another End User once in each twelve (12) month period with the first such redeployment period beginning upon the shipping date of such Software and ending twelve (12) months thereafter and the second such redeployment period commencing on the expiration of the first such period and so on. The redeployment fees due Cisco as the result of such redeployment shall equal [***] ([***]%) of the list price of such CICM Software at the time this redeployed Software was first ordered.

3.2

The redeployment fees due Cisco as the result of a redeployment of Remote Site Software from supporting one End User CICM Software instance to another shall equal [***] ([***]%) of the list price of such Remote Site Software at the time this redeployed Software was first ordered.

3.3

With respect to the redeployment of Remote Site Software, should this software be redeployed by connecting it to a different type of target platform, Cisco will charge Integrator a license conversion fee equal to [***] ([***]%) of the list price of the Software connecting to the new target platform at the time the licenses are converted. Furthermore, should this software be redeployed by connecting it to a new target platform and there is a difference between the list price of the Software connecting to the existing platform at the time this Software was first ordered and the list price of the Software connecting to the new target platform at the time of conversion and the list price for the Software connecting to the new target platform is greater, Integrator will pay Cisco the difference between these two prices after applying Integrator’s current discount for the Software. No credit will be given to Integrator should the list price for the Software

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

connecting to the new target platform be less than the list price for the Software connecting to the existing platform.

3.4

The redeployment and conversion fees specified herein do not include any charges or expenses for any services Cisco performs at the request of Integrator in relation to the redeployed or converted Software. Redeployment and conversion fees shall be due upon redeployment or conversion as the case may be.

3.5

Should Integrator need to inventory CICM Software and Remote Site Software because same cannot be redeployed immediately, Integrator may take these inventoried items off support; however, to reestablish support for these items, Cisco will charge Integrator a reinstatement fee equal to the support fees not paid that would have been paid if the Software had been continuously covered by support plus [***] ([***]) percent of same.

CISCO ICM SOFTWARE

CISCO ICM Software may only be used internally to Integrator’s or End User’s organization and may not be used as a component of a service offering to third parties; additionally, Integrators may distribute this ICM Software to Service Providers or End Users via a Sublicense for its internal use under the terms and conditions of the Agreement to which this Exhibit is attached.

If customer, whether an Integrator or End User, has purchased an ICM Software license, then such customer may install a single instance of the ICM application under this license. An ICM instance has an independent ICM database, its own set of Windows NT registry configuration entries, and its own set of TCP/IP service ports for communication with other ICM system components. Each such instance is an independent ICM for purposes of the license grant, whether there is a single ICM instance or multiple ICM instances installed on the underlying hardware.

CISCO CUSTOMER INTERATION SUITE SOFTWARE

The CISCO Customer Interaction Suite Software may only be used internally to Integrator’s or End User’s organization and may not be used as a component of a service offering to third parties; additionally, Integrators may distribute this Software to Service Providers or End Users via a Sublicense under the terms and conditions of the Agreement to which this Exhibit is attached.

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EXHIBIT S

END USER LICENSE AND SOFTWARE WARRANTY

Software License Agreement

PLEASE READ THIS SOFTWARE LICENSE CAREFULLY BEFORE DOWNLOADING, INSTALLING OR USING CISCO OR CISCO-SUPPLIED SOFTWARE.

BY DOWNLOADING OR INSTALLING THE SOFTWARE, OR USING THE EQUIPMENT THAT CONTAINS THIS SOFTWARE, YOU ARE CONSENTING TO BE BOUND BY THIS LICENSE. IF YOU DO NOT AGREE TO ALL OF THE TERMS OF THIS LICENSE, THEN (A) DO NOT DOWNLOAD, INSTALL OR USE THE SOFTWARE, AND (B) YOU MAY RETURN THE SOFTWARE FOR A FULL REFUND, OR, IF THE SOFTWARE IS SUPPLIED AS PART OF ANOTHER PRODUCT, YOU MAY RETURN THE ENTIRE PRODUCT FOR A FULL REFUND. YOUR RIGHT TO RETURN AND REFUND EXPIRES 30 DAYS AFTER PURCHASE FROM CISCO OR AN AUTHORIZED CISCO RESELLER, AND APPLIES ONLY IF YOU ARE THE ORIGINAL PURCHASER.

The following terms govern your use of the Software except to the extent a particular program (a) is the subject of a separate written agreement with Cisco or (b) includes a separate “click-on” license agreement as part of the installation and/or download process. To the extent of a conflict between the provisions of the foregoing documents, the order of precedence shall be (1) the written agreement, (2) the click-on agreement, and (3) this Software License.

License.    Subject to the terms and conditions of and except as otherwise provided in this Agreement, Cisco Systems, Inc. or the Cisco Systems, Inc. subsidiary licensing the Software, if sale is not directly by Cisco Systems, Inc. (“Cisco”), and its suppliers grant to Customer (“Customer”) a nonexclusive and nontransferable license to use the specific Cisco program modules, feature set(s) or feature(s) for which Customer has paid the required license fees (the “Software”), in object code form only. In addition, the foregoing license shall also be subject to the following limitations, as applicable:

●

Unless otherwise expressly provided in the documentation, Customer shall use the Software solely as embedded in, for execution on, or (where the applicable documentation permits installation on non-Cisco equipment) for communication with Cisco equipment owned or leased by Customer;

●

Customer’s use of the Software shall be limited to use on a single hardware chassis, on a single central processing unit, as applicable, or use on such greater number of chassises or central processing units as Customer may have paid Cisco the required license fee; and

●

Customer’s use of the Software shall also be limited, as applicable and set forth in Customer’s purchase order or in Cisco’s product catalog, user documentation, or web site, to a maximum number of (a) seats (i.e. users with access to the installed Software), (b) concurrent users, sessions, ports, and/or issued and outstanding IP addresses, and/or (c) central processing unit cycles or instructions per second. Customer’s use of the Software shall also be limited by any other restrictions set forth in Customer’s purchase order or in Cisco’s product catalog, user documentation or web site for the Software.

NOTE:    For evaluation or beta copies for which Cisco does not charge a license fee, the above requirement to pay a license fee does not apply.

General Limitations.    Except as otherwise expressly provided under this Agreement, Customer shall have no right, and Customer specifically agrees not to:

(i)

transfer, assign or sublicense its license rights to any other person, or use the Software on unauthorized or secondhand Cisco equipment, and any such attempted transfer, assignment or sublicense shall be void;

(ii)	make error corrections to or otherwise modify or adapt the Software or create derivative works based upon the Software, or to permit third parties to do the same; or

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(iii)	decompile, decrypt, reverse engineer, disassemble or otherwise reduce the Software to human-readable form to gain access to trade secrets or confidential information in the Software.

To the extent required by law, at Customer’s request, Cisco shall provide Customer with the interface information needed to achieve interoperability between the Software and another independently created program, on payment of Cisco’s applicable fee. Customer shall observe strict obligations of confidentiality with respect to such information.

Upgrades and Additional Copies.    For purposes of this Agreement, “Software” shall include (and the terms and conditions of this Agreement shall apply to) any upgrades, updates, bug fixes or modified versions (collectively, “Upgrades”) or backup copies of the Software licensed or provided to Customer by Cisco or an authorized distributor for which Customer has paid the applicable license fees. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT: (1) CUSTOMER HAS NO LICENSE OR RIGHT TO USE ANY SUCH ADDITIONAL COPIES OR UPGRADES UNLESS CUSTOMER, AT THE TIME OF ACQUIRING SUCH COPY OR UPGRADE, ALREADY HOLDS A VALID LICENSE TO THE ORIGINAL SOFTWARE AND HAS PAID THE APPLICABLE FEE FOR THE UPGRADE; (2) USE OF UPGRADES IS LIMITED TO CISCO EQUIPMENT FOR WHICH CUSTOMER IS THE ORIGINAL END USER PURCHASER OR LESSEE OR WHO OTHERWISE HOLDS A VALID LICENSE TO USE THE SOFTWARE WHICH IS BEING UPGRADED; AND (3) USE OF ADDITIONAL COPIES IS LIMITED TO BACKUP PURPOSES ONLY.

Proprietary Notices.    Customer agrees to maintain and reproduce all copyright and other proprietary notices on all copies, in any form, of the Software in the same form and manner that such copyright and other proprietary notices are included on the Software. Except as expressly authorized in this Agreement, Customer shall not make any copies or duplicates or any Software without the prior written permission of Cisco. Customer may make such backup copies of the Software as may be necessary for Customer’s lawful use, provided Customer affixes to such copies all copyright, confidentiality, and proprietary notices that appear on the original.

Protection of Information.      Customer agrees that aspects of the Software and associated documentation, including the specific design and structure of individual programs, constitute trade secrets and/or copyrighted material of Cisco. Customer shall not disclose, provide, or otherwise make available such trade secrets or copyrighted material in any form to any third party without the prior written consent of Cisco. Customer shall implement reasonable security measures to protect such trade secrets and copyrighted material. Title to Software and documentation shall remain solely with Cisco.

Term and Termination.  This License is effective until terminated. Customer may terminate this License at any time by destroying all copies of Software including any documentation. Customer’s rights under this License will terminate immediately without notice from Cisco if Customer fails to comply with any provision of this License. Upon termination, Customer must destroy all copies of Software in its possession or control.

Customer Records.    Customer grants to Cisco and its independent accountants the right to examine Customer’s books, records and accounts during Customer’s normal business hours to verify compliance with this Agreement. In the event such audit discloses non-compliance with this Agreement, Customer shall promptly pay to Cisco the appropriate licensee fees.

Export.  Software, including technical data, may be subject to U.S. export control laws, including the U.S. Export Administration Act and its associated regulations, and may be subject to export or import regulations in other countries. Customer agrees to comply strictly with all such regulations and acknowledges that it has the responsibility to obtain licenses to export, re-export, or import Software.

U.S. Government End Users.  The Software and associated software documentation qualify as “commercial items,” as that term is defined at 48 C.F.R. 2.101, consisting of “commercial computer software” and “commercial computer software documentation” as such terms are used in 48 C.F.R. 12.212. Consistent with 48 C.F.R.12.212 and 48 C.F.R. 227.7202-1 through 227.7202-4, Licensee will provide to Government end user, or, if this Agreement is direct Government end user will acquire, the

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Software and software documentation with only those rights set forth herein that apply to non-governmental customers. Use of this Software and software documentation constitutes agreement by the government entity that the computer software and computer software documentation is commercial, and constitutes acceptance of the rights and restrictions herein.

Limited Warranty

Cisco Systems, Inc. or the Cisco Systems, Inc. subsidiary licensing the Software, if sale is not directly by Cisco Systems, Inc. (“Cisco”) warrants that commencing from the date of delivery to Customer (but in case of resale by a Cisco reseller, commencing not more than ninety (90) days after original shipment by Cisco), and continuing for a period of the longer of (a) ninety (90) days or (b) the period set forth in the Warranty Card accompanying the Product (if any): (a) the media on which the Software is furnished will be free of defects in materials and workmanship under normal use; and (b) the Software substantially conforms to its published specifications. The date of shipment of a Product by Cisco is set forth on the packaging material in which the Product is shipped. Except for the foregoing, the Software is provided AS IS. This limited warranty extends only to the Customer who is the original licensee. Customer’s sole and exclusive remedy and the entire liability of Cisco and its suppliers under this limited warranty will be, at Cisco or its service center’s option, repair, replacement, or refund of the Software if reported (or, upon request, returned) to the party supplying the Software to Customer, if different than Cisco. In no event does Cisco warrant that the Software is error free or that Customer will be able to operate the Software without problems or interruptions. In addition, due to the continual development of new techniques for intruding upon and attacking networks, Cisco does not warrant that the Software or any equipment, system or network on which the Software is used will be free of vulnerability to intrusion or attack.

Restrictions. This warranty does not apply if the Product (a) has been altered, except by Cisco, (b) has not been installed, operated, repaired, or maintained in accordance with instructions supplied by Cisco, (c) has been subjected to abnormal physical or electrical stress, misuse, negligence, or accident; or (d) is licensed, for beta, evaluation, testing or demonstration purposes for which Cisco does not receive a payment of purchase price or license fee.

DISCLAIMER OF WARRANTY. EXCEPT AS SPECIFIED IN THIS WARRANTY, ALL EXPRESS OR IMPLIED CONDITIONS, REPRESENTATIONS, AND WARRANTIES INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OR CONDITION OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT, SATISFACTORY QUALITY OR ARISING FROM A COURSE OF DEALING, LAW, USAGE, OR TRADE PRACTICE, ARE HEREBY EXCLUDED TO THE EXTENT ALLOWED BY APPLICABLE LAW. TO THE EXTENT AN IMPLIED WARRANTY CANNOT BE EXCLUDED, SUCH WARRANTY IS LIMITED IN DURATION TO THE WARRANTY PERIOD. BECAUSE SOME STATES OR JURISDICTIONS DO NOT ALLOW LIMITATIONS ON HOW LONG AN IMPLIED WARRANTY LASTS, THE ABOVE LIMITATION MAY NOT APPLY TO YOU. THIS WARRANTY GIVES YOU SPECIFIC LEGAL RIGHTS, AND YOU MAY ALSO HAVE OTHER RIGHTS WHICH VARY FROM JURISDICTION TO JURISDICTION. This disclaimer and exclusion shall apply even if the express warranty set forth above fails of its essential purpose.

General Terms Applicable to the Limited Warranty Statement and Software License

Disclaimer of Liabilities. IN NO EVENT WILL CISCO OR ITS SUPPLIERS BE LIABLE FOR ANY LOST REVENUE, PROFIT, OR DATA, OR FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL, OR PUNITIVE DAMAGES HOWEVER CAUSED AND REGARDLESS OF THE THEORY OF LIABILITY ARISING OUT OF THE USE OF OR INABILITY TO USE SOFTWARE EVEN IF CISCO OR ITS SUPPLIERS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. In no event shall Cisco’s or its suppliers’ liability to Customer, whether in contract, tort (including negligence), or otherwise, exceed the price paid by Customer. The foregoing limitations shall apply even if the above-stated warranty fails of its essential purpose. BECAUSE SOME STATES OR JURISDICTIONS DO NOT ALLOW LIMITATION OR EXCLUSION OF CONSEQUENTIAL OR INCIDENTAL DAMAGES, THE ABOVE LIMITATION MAY NOT APPLY TO YOU.

The Warranty and the Software License shall be governed by and construed in accordance with the laws of the State of California, without reference to principles of conflict of laws, provided that for Customers located in a member state of the European Union, Norway or Switzerland, English law shall apply. The United Nations Convention on the International Sale of Goods shall not apply. If any portion hereof is found to be void or unenforceable, the remaining provisions of the Warranty and the Software License shall remain in full force and effect. Except as expressly provided herein, the Software License constitutes

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the entire agreement between the parties with respect to the license of the Software and supersedes any conflicting or additional terms contained in the purchase order.

If Customer has entered into a contract directly with Cisco for supply of the Products subject to this warranty, the terms of that contract shall supersede any terms of this Warranty or the Warranty Card, or the Software License, which are inconsistent with that contract. Customer acknowledges that: the Internet URL address and the web pages referred to in this document may be updated by Cisco from time to time; the version in effect at the date of delivery of the Products to the Customer shall apply.

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AMENDMENT NO. #1

This Amendment No. #1 (“Amendment”) to the Cisco Systems, Inc. U.S. Systems Integrator Agreement, (“Agreement”) by and between Cisco Systems, Inc., (“Cisco”) a California corporation having its principal place of business at 170 West Tasman Drive, San Jose, CA, 95134, and The Presidio Corporation, (“Integrator”) a Maryland corporation having its principal place of business at 5100-J Philadelphia Way, Lanham, Maryland 20706.

WHEREAS, Cisco and Integrator have previously entered into the Agreement dated May 14, 2002; and

NOW WHEREFORE, the parties agree to amend the Agreement as follows:

1.	End User Definition is modified to include U.S. Federal Government.

The following definition is modified:

Product means Hardware and/or Software, as defined herein, included in Cisco’s then-current published Global Price List, and are “commercial items” as defined under the Federal Acquisition Regulation (“FAR”) 2.101.

Services means any maintenance, or technical support and any other services performed or to be performed by Cisco, as set forth in this Agreement or the Exhibits hereto and are “commercial items” as defined under the Federal Acquisition Regulation (“FAR”) 2.101.

The following definition is hereby added:

U.S. Federal Government is an executive, legislative or judicial branch of the United States Government or a U.S. Government corporation that was specifically formed and is currently existing under an Act of Congress, as well as any government owned contractor operated “GOCO” facilities and establishments.

2.	Scope 2.0, Subsection 2.2 Commercial Integration and Resale is modified to include U.S. Federal Government. Subsection 8 Resale to Government End Users is replace with the following language:

2.8	Resale to Government End Users. Integrator will Resell Products or Services to the U.S. Federal Government End User as expressly authorized in this Agreement. Integrator will not Resell Products or Services under this Agreement through a direct General Services Administration (“GSA”) Schedule contract.

2.8.1	Integrator may resell Product and Services through U.S. Federal Government IDIQ (Indefinite Delivery Indefinite Quantity) contracts or other U.S. Federal Government Prime contracts. Should Integrator have an opportunity to resell Product and Services through a U.S. Federal Government subcontract arrangement, Integrator must obtain Cisco’s prior written approval to resell such Product and Services. Cisco reserves the right to determine if such IDIQ contract and other prime or subcontract (if approved) opportunities offer “Added Value” as defined herein.

2.8.2

The federal government contract flowdown provisions at Exhibit E are applicable to all Purchase Orders. Cisco does not accept any additional or modified government flowdown provisions, including but not limited to Federal Acquisition Regulation (“FAR”) and its supplements, notwithstanding existence of such provisions on Integrator’s Purchase Orders or supplementary documentation or Cisco’s acceptance of such Purchase Orders or documentation whether for resale or internal use.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.8.3	With respect to GSA, California Multiple Award Schedule (“CMAS”), and other schedule contracts, this Agreement shall not be construed by Integrator as a representation that Cisco will furnish supplies needed by Integrator to fulfill any of Integrator’s GSA, CMAS, or similar contract obligations under any schedule contract.

3.	Exhibit A - Reseller Profile is amended to include the following: Territory: [***] Vertical markets: All [***]

4.	Exhibit E FAR Clauses is hereby incorporated into the Agreement.

5.	Exhibit G Cisco Brand Services Resale (“CBR”) Exhibit is hereby incorporated into the Agreement for purposes of CBR to the U.S. Federal Government.

All other terms and conditions of the Agreement remain unchanged and in full force and effect. This Amendment and the Agreement as amended are the complete agreements between the parties hereto regarding this subject matter. There are no conditions, understandings, agreements, representations, or warranties, expressed or implied, which are not specified herein. In the event of a conflict between the Agreement and this Amendment, this Amendment will prevail with regard to the subject matter herein.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed. Each party warrants and represents that its respective signatories whose signatures appear below have been and are on the date of signature duly authorized to execute this Amendment.

THE PRESIDIO CORPORATION		CISCO SYSTEMS, INC.
BY:		BY:

(Authorized Signature)		(Authorized Signature)

NAME:	Jackie Arnett	NAME:	Dana Giampetroni
(Type/Print)		(Type/Print)

TITLE:	Executive Director	TITLE:	Sales Controller
(Type/Print)		(Type/Print)

DATE:	4/14/02	DATE:	6.3.02

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EXHIBIT E

FAR CLAUSES

A.          Cisco will accept only the U.S. Government contract flowdown provisions in this Exhibit in any purchase order from Integrator. Cisco will not accept any other flowdown provisions, including, but not limited to, the United States Government Federal Acquisition Regulation (“FAR”) and its supplements.. Any such flowdown provisions on Integrator’s purchase orders or supplementary documentation not specifically identified on this Exhibit are invalid, notwithstanding Cisco’s acceptance of such purchase orders or supplementary documentation, whether for resale or internal use.

B.          This Agreement pertains to the sale of “commercial items” as that term is defined under FAR 2.101 and FAR Part 12. Notwithstanding any other clause in the prime contract, only those clauses identified in 52.212-5(e) and 52.244-6 are required to be in subcontract agreements for commercial items or commercial components, see FAR 12.502(b), 44.402(b). The following FAR clauses, identified in 52.212-5(e) and 52.244-6 are hereby incorporated by reference, with the same force and effect as if they were given in full. For purposes of this Agreement, when appropriate in adopting the terminology of all the following FAR clauses, the term “contract’ shall mean this Agreement; the term “Contractor” shall mean Cisco; the term “Government: and “Contracting Officer” shall mean Integrator.

52.222-26	Equal Opportunity (Feb 1999);
52.222-35	Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era (Apr 1998)
52.222-36	Affirmative Action for Workers with Disabilities (Jun 1998)

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EXHIBIT G

CISCO BRAND SERVICES RESALE (“CBR FEDERAL AGREEMENT”)

Except as otherwise defined below, all capitalized terms contained in this CBR Agreement shall have the meaning provided for those terms in the Agreement.

1.0	DEFINITIONS.

1.1	“Bug Fix” means an error correction, patch or workaround for the Software which Cisco provides to Integrator.

1.2	“CCO” means Cisco Connection Online, Cisco’s online information web server.

1.3	“Equipment Schedule” means the Cisco-approved list of Product for which Integrator has paid Cisco the required Service fees that is either: (a) provided on the Cisco Support Resale Form, Attachment 2 hereof, or, (b) for orders placed electronically, provided to Cisco via Cisco’s Service Contract Center (“SCC”).

1.4	“First Call” means the initial call made by the End User when requesting assistance with Product.

1.5	“Maintenance Contract Number” means the reference number assigned by Cisco for each Service purchased from Cisco. The Maintenance Contract number is to be used by Integrator or End User when opening a case with Cisco.

1.6	“Other Product” means Product which an End User acquired from sources other than Integrator.

1.7	“Program Description” means the description of the Services, as of the purchase date of such Services, to be provided by Cisco to End Users on behalf of Integrator, and the terms and conditions under which Cisco provides those Services. Each available Service has its own Program Description, which can be found on CCO at the Uniform Resource Locator (“URL”) identified in Attachment 4.

1.8	“Service” means any of the Cisco brand services described in the corresponding Program Description, and which are available to Integrator for resale to an End User in accordance with the terms of this CBR Agreement.

1.9	“Support Agreement” means the then-current agreement between Integrator and the End User for the Services.

2.0 CISCO OBLIGATIONS; RELATIONSHIP OF THE PARTIES.

In consideration for the fees paid by Integrator to Cisco, Cisco will make available to the End User the Services listed in the Program Descriptions, subject to the availability limitation specified in Attachment 1. Notwithstanding anything to the contrary contained herein, Cisco reserves the right to directly support any End User. Cisco shall only be responsible for providing support in accordance with the terms and conditions of this CBR Agreement.

In its performance of Services under this CBR Agreement, Cisco acts at all times as Integrator’s subcontractor, retained by Integrator to provide Services specified in the Program Descriptions on behalf of Integrator to one or more End Users identified by Integrator to Cisco. In no event shall Integrator be deemed to be an agent of Cisco.

3.0 INTEGRATOR PROCEDURE TO RESELL SERVICES.

Subject to the terms and conditions of this CBR Agreement, Integrator is authorized on a non-exclusive basis to resell Services to End Users in accordance with the following procedure:

3.1	Immediately upon shipment of Product from Integrator to End User, Integrator will complete the Cisco Support Resale Form, Attachment 2, and either (i) fax the completed form to Cisco, or (ii) submit the required information via SCC if Integrator placed the order electronically. Notwithstanding the foregoing, in the event Integrator wishes to order Services for Other Product, Integrator shall follow procedure set forth in sub-section 8.7.

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4.0 COMMENCEMENT OF SERVICES.

4.1	Cisco shall, as subcontractor to Integrator, perform the following Services:

4.1.1	Validate Product model and serial numbers provided by Integrator using the Equipment Schedule or via SCC.

4.1.2	Provide to End User the purchased Services as specified in the applicable Program Description.

4.1.3	CCO Access. Cisco will provide a level of partner access to CCO consistent with Integrator’s reseller status. This system provides Integrator with technical and general information on Products.

4.1.4	Bug Fixes. For the duration of the Cisco warranty period, Cisco will provide Bug Fixes to Integrator as follows:

4.1.4.1	When required, Cisco will provide new Software to Integrator to correct a problem, or provide a network-bootable Software image, as determined by Cisco.

4.1.4.2	Distribution Rights. Cisco grants Integrator the right to distribute Bug Fixes to its End Users only for use on Products for which the End User is currently licensed to use the Software for which the Bug Fix is provided.

5.0	INTEGRATOR OBLIGATIONS.

5.1	Integrator shall execute a Support Agreement between Integrator and End User containing, at a minimum, the terms set forth in Attachment 5, End User Minimum Terms and Conditions Support Agreement. An example of a Support Agreement, with product description attachments, is located on CCO at the URL referenced in Attachment 4 hereto.

5.2	Integrator shall make all reasonable efforts to ensure it takes the First Call from the End User and may open a case with Cisco on behalf of the End User using the Maintenance Contract Number. At all times the End User may call Cisco directly for support. Upon Integrator’s request, Cisco will notify Integrator via email of Cisco’s direct support of the End User.

5.3	Complete and submit a Cisco Support Resale Form (Attachment 2), or for orders placed electronically, provide to Cisco the required information via SCC at the time the order is placed by End User.

5.4	Integrator must provide at least thirty (30) days prior written notice in accordance with the Agreement by facsimile, electronic mail, SCC, or confirmed delivery post (“Notice”) of requested addition(s) to the Equipment Schedule. In addition, at least thirty (30) days Notice is required for Product relocations and service level/Product configuration changes, where applicable. For Product on the Equipment Schedule that End User has moved to a new location, Integrator shall provide Notice to Cisco Should Integrator fail to provide Cisco with notice as set forth in this section, Cisco shall be excused from any failure to provide service resulting from such lack of notification.

5.5	The Equipment Schedule may be revised for new Product, service level upgrades and Product configuration changes by Integrator’s purchase order requesting such revisions and Cisco’s acceptance thereof (based on availability). For changes, Cisco will charge the pro-rated difference beginning on the date the change is requested and ending on the last day of the impacted Equipment Schedule’s term.

5.6	Integrator shall provide Cisco with a purchase order, containing the description of Services for each support agreement, pricing for such Services less the applicable Integrator discount set forth in Section 8 hereto, and End User information, including, but not limited to, points of contact, site locations of Equipment, and serial numbers of Equipment.

5.7	Integrator shall provide to End User a copy of the corresponding Program Description for each Service purchased as of the date of commencement of Services.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.8	Integrator shall provide to End User confirmation and registration materials for the services to be performed by Cisco on Integrator’s behalf, including but not limited to, a copy of the Equipment Schedule (including charges) and Maintenance Contract Number.

5.9	Integrator shall manage and escalate, in accordance with the Cisco’s Problem Prioritization and Escalation Guideline, all calls opened by Integrator on behalf of the End User.

6.0 WARRANTY SERVICE

6.1	Integrator shall provide to its End Users, at no charge, all warranty service applicable to the Products when they were purchased by End User, for a minimum of the warranty period set forth in the published Product warranty provided with the original Product. Warranty shall commence upon shipment to the End User. The warranty service provided by Integrator shall include, at a minimum, the following Software and Hardware replacement services:

6.1.1	Integrator shall distribute Bug Fixes to the End User during the warranty period.

6.1.2	Integrator shall meet the replacement obligations as set forth in the then-current published Product warranty applicable to the particular Product sold to the End User.

6.1.3	Returns Coordination. For Product returned to Cisco for replacement Integrator will comply with the following:

6.1.3.1	Coordinate the return of all failed parts, freight and insurance prepaid, to the location designated by Cisco. For Product that has been advance replaced pursuant to the Product warranty terms, Integrator shall return failed/defective Product within ten (10) days of receipt of the replacement Product; otherwise, Cisco may invoice Integrator the then-current price of the Product as set forth in Cisco’s Global Price List, less Integrator’s standard discount.

6.1.3.2	Integrator shall (a) properly package all Products prior to shipping Products to Cisco, (b) include a written description of the failure; (c) describe any changes or alterations made to the Product, and; (d) tag each returned Product with the RMA transaction number provided by Cisco. Product returned to Cisco must conform in quantity and serial number to the RMA request.

7.0	RENEWAL OF SERVICES. Integrator shall be responsible for contacting the End User regarding renewal of each Support Agreement with End User. Integrator shall (a) monitor End User contract terms via SCC; and (b) provide End User will an adequate renewal notice period (not less than thirty (30) days) prior to the expiration date of their then current Support Agreement. Integrator will forward to Cisco either (i) the completed renewal with purchase order or (ii) notice of cancellation.

8.0	PENETRATION DISCOUNT AND RESALE OF SERVICES.

8.1	Discount for Initial Term. For the initial term of the Equipment Schedule(s) to the Support Agreement, the price of Services to Integrator is the then-current service list price less the applicable discount based on Integrator’s penetration rate calculated as follows:

8.1.1	Determination of Service Penetration Rate. Service penetration rate is calculated by Integrator’s total number of Products covered by Cisco brand services (per Attachment 1) as a percentage of the total number of Products purchased over a period of twelve (12) months, starting from fourteen (14) months prior to the Effective Date of the Agreement.

Penetration Rate	Discount

0% - 35%	[***]%
36% - 55%	[***]%
56% - 74%	[***]%
75%+	[***]%

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.1.2

Integrator’s resale discount is listed in Attachment 3 to this Exhibit. Cisco will review Integrator’s actual service sales penetration at six-month intervals and reserves the right to adjust Integrator’s resale discount at the time of review.

8.1.3

Integrator must have purchased Product for a minimum of twelve months in order to determine the penetration rate. If Integrator has less than twelve months of Product purchases, Integrator’s discount will be [***] percent ([***]%).

8.1.4	Integrator’s discount on Services shall be determined by calculating the rate of Services penetration solely on Product purchased by Integrator under this Agreement.

8.2	Upon renewal of the Equipment Schedule(s), the discount shall be the corresponding discount associated with the Penetration Rate.

8.3	The discounts listed above do not apply when Integrator resells Cisco brand services for Other Product. Integrator discount for Other Product shall be [***] percent ([***]%).

8.4	All Services are invoiced annually in advance, payable thirty (30) days from the invoice date in U.S. Dollars unless otherwise agreed to in the Agreement.

8.5	All prices in the Equipment Schedule(s) are exclusive of any taxes and duties which, if applicable, shall be paid by Integrator. Applicable taxes are billed as a separate item. In addition, the following items will be billed to Integrator: (i) time and material fees for any additional services performed by Cisco; and (ii) Product list price of replaced Product not returned by End User pursuant to the terms as set forth on the applicable Program Description.

8.6	Integrator is free to determine its prices for Services to End Users unilaterally. Integrator understands that neither Cisco, nor any employee or representative of Cisco, may give any special treatment (favorable or unfavorable) to Integrator as a result of Integrator’s selection of resale prices. No employee or representative of Cisco or anyone else has any authority to specify what Integrator’s resale prices for the Services must be, or to inhibit in any way, Integrator’s pricing discretion with respect to the Services.

8.7	Support for Other Product. Integrator may support Other Product under the following conditions: Integrator provides Cisco (i) Notice to support Other Product; and (ii) a letter from the End User including notification for Service from the Integrator, which letter must include a list of the Product(s) and serial number(s) to be supported.

8.8	Unsupported End User List. Integrator must provide information on all End Users who have purchased Product from Integrator without also purchasing Services. In the event Integrator does not provide this information for all Products, in each quarter, Cisco will provide a report identifying the model types and serial numbers of Product purchased by Integrator for which the following information is required: End User name and End User address and phone number. Integrator will complete and return this information to Cisco no later than twenty (20) business days from the date the report is provided to Integrator.

9.0	WARRANTY.

NOTHING IN THIS CBR AGREEMENT SHALL AFFECT THE WARRANTIES PROVIDED WITH ANY HARDWARE PURCHASED OR SOFTWARE LICENSED BY INTEGRATOR AND/OR END USER. ANY AND ALL SERVICES PROVIDED HEREUNDER SHALL BE PERFORMED IN A WORKMANLIKE MANNER. EXCEPT AS SPECIFIED IN THIS SECTION, ALL EXPRESS OR IMPLIED CONDITIONS, REPRESENTATIONS, AND WARRANTIES INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE (EVEN IF THE PURPOSE IS KNOWN TO CISCO), SATISFACTORY QUALITY, AGAINST INFRINGEMENT OR ARISING FROM A COURSE OF DEALING, USAGE, OR TRADE PRACTICE, ARE HEREBY EXCLUDED TO THE GREATEST EXTENT ALLOWED BY APPLICABLE LAW. INTEGRATOR MUST NOTIFY CISCO PROMPTLY OF ANY CLAIMED BREACH OF ANY WARRANTIES. INTEGRATOR’S SOLE AND EXCLUSIVE REMEDY FOR BREACH OF WARRANTY SHALL BE, AT CISCO’S OPTION, RE-PERFORMANCE OF THE SERVICES; OR TERMINATION OF THE APPLICABLE SERVICE ON THE EQUIPMENT LIST AND RETURN OF THE UNUSED PORTION OF THE FEES PAID TO CISCO BY

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INTEGRATOR FOR SUCH NON-CONFORMING SERVICES. THIS DISCLAIMER AND EXCLUSION SHALL APPLY EVEN IF THE EXPRESS WARRANTY AND LIMITED REMEDY SET FORTH ABOVE FAILS OF ITS ESSENTIAL PURPOSE. THE WARRANTY PROVIDED IS SUBJECT TO THE LIMITATION OF LIABILITY SET FORTH IN THE CBR AGREEMENT. INTEGRATOR SHALL NOT MAKE ANY WARRANTY COMMITMENT, WHETHER WRITTEN OR ORAL, ON CISCO’S BEHALF.

10.0	GENERAL.

10.1	Entitlement.

Integrator acknowledges that an End User and/or Integrator is entitled to receive support services only on Products for which Integrator or End User has paid the applicable fees. Integrator agrees to assist Cisco with enforcement of End User entitlement to the extent Cisco, in its discretion, deems such assistance to be necessary

10.2	Independent Contractors.

The relationship of Cisco and Integrator is that of independent contractors, and nothing contained in this CBR Agreement shall be construed to (i) give either party the power to direct and control the day-to-day activities of the other, (ii) constitute the parties as partners, joint venturers, fiduciaries, co-owners or otherwise as participants in a joint or common undertaking, or (iii) allow Integrator to create or assume any obligation on behalf of Cisco for any purpose whatsoever. All financial obligations associated with Integrator’s business are the sole responsibility of Integrator. All sales and other agreements between Integrator and its End Users are Integrator’s exclusive responsibility and shall have no effect on Integrator’s obligations under this CBR Agreement. Integrator shall not make any representations or warranties of any kind on behalf of Cisco, or with respect to the content or nature of Services to be provided by Cisco.

10.3         Integrator hereby indemnifies and holds Cisco harmless from any claim, loss, damage or expense, including reasonable court costs and attorney’s fees (“Damages”), resulting from any claim made by End User against Cisco hereunder under claim of a third party beneficiary or otherwise or which arise out of the representations, acts or failure to act of Integrator. This shall not limit Cisco’s obligations, subject to the terms and conditions of this CBR Agreement, to provide the Services described herein.

10.4         Except for those provisions required to be included pursuant to Section 5, Integrator is free to determine the contents of its Support Agreement provided that Cisco is under no obligation to Integrator nor End User to provide any services other than those specified in this CBR Agreement. Integrator shall indemnify Cisco for any additional commitments or representations whether written or oral, made on Cisco’s behalf.

10.5         URL. Integrator hereby confirms that it has the ability to access, has accessed and has read, the information made available by Cisco at all of the world wide web sites/URLs/addresses/pages referred to anywhere throughout this Agreement (including any of the Exhibits hereto). Integrator acknowledges that Cisco may modify any URL address or terminate the availability of any information at any address without notice to Integrator.

11.0	TERMINATION.

Each Service shall terminate in accordance with its terms as set forth on the Program Description. Notwithstanding anything to the contrary, each Service hereunder shall terminate immediately upon termination of this CBR Agreement, unless otherwise agreed by Cisco. Any such termination shall be entirely without liability to either party, except as set forth below.

11.1	Services may be terminated by Cisco and/or Cisco may suspend its performance immediately upon written notice to Integrator if Integrator fails to pay for the Services when due and fails to make such payment within fifteen (15) days after written notice from Cisco of such past due payment. Any continuation of Services shall be at Cisco’s sole discretion.

11.2	This CBR Agreement, and/or any Services hereunder may be terminated immediately upon written notice by either party under any of the following conditions:

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

11.2.1	If the other party has failed to cure a breach of any material term or condition under the CBR Agreement, and/or Services within thirty (30) days after receipt of Notice from the other party including a detailed description of such breach.

11.2.2	Either party assigns (by operation of law or otherwise, and including merger) or transfers any of the rights or responsibilities granted hereunder, without the prior written consent of the other party, except as permitted under this CBR Agreement or in the event of a sale of all or substantially all of such party’s assets, or transfer of a controlling interest in such party to an unaffiliated third party.

11.3	Upon termination of this CBR Agreement, and/or any Services, Integrator shall pay Cisco for all work performed under the affected Service(s) up to the effective date of termination at the agreed upon prices, fees and expense.

11.4	In the event this CBR Agreement is terminated by either party, neither shall have any further obligations under this CBR Agreement, except as provided herein. Termination of this CBR Agreement shall not constitute a waiver for any amounts due.

12.0	[***]

13.0	[***]

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4.1.1.2] [1 Amendment SIA.pdf] [Page 9 of 16]

ATTACHMENT 1 to EXHIBIT C

SERVICES AVAILABILITY

Service	Availability
SMARTnet 8x5xNext Business Day (“NBD”)	Available in the U.S., Canada, Australia, European Union, Switzerland, Norway
SMARTnet 8x5x4[1] SMARTnet 24x7x4[1]	Available in the U.S., Canada and Australia Available in the U.S., Canada and Australia
SMARTnet Onsite 8x5xNBD SMARTnet Onsite 8x5x4[1,2] SMARTnet Onsite 24x7x4[1,2]	Available in the U.S., Canada and Australia Available in the U.S., Canada and Australia Available in the U.S., Canada and Australia
Software Application Services (“SAS”) Software Application Services with Updates (“SASU”)	Available in the U.S., Canada, Australia, European Union, Switzerland, Norway

A current list of Services is provided above. List may be updated from time to time. Current information is available upon request.

1.	Availability is restricted to within one hundred (100) miles of a parts depot.
2.	Availability is restricted to within fifty (50) miles of an authorized service location.

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ATTACHMENT 2 to EXHIBIT C

CISCO SUPPORT RESALE FORM

This form MUST be completed by Integrator for each order to resell Cisco brand Services to End Users.

Completion of this form will ensure:

●	Integrators receive the appropriate discounts.
●	Integrator’s End Users receive the entitled level of service and support.
●	Partner Notification e-mail is set up for Integrator.

STEP 1 - Complete Integrator billing information.

INTEGRATOR: Name and Billing Address (as they appear on Purchase Order): ☐ Same as Sales Order Bill-to
Name:

Address:

City/State:

Country:

Postal Code:

Contact/ Phone No.:

Channel Certification Level:

PARTNER NOTIFICATION E-MAIL ADDRESS OR ALIAS

Address or Alias:                                                           (i.e. Integrator_TAC@Integrator.com)

Required if you would like to receive automatic notification of End User activity with Cisco on this Support Agreement.

STEP 2 - Complete Coverage Type, site details and existing contract information

☐ SMARTnet 8x5xNBD ☐ SMARTnet Onsite 8x5xNBD	☐ SMARTnet 8x5x4 ☐ SMARTnet Onsite 8x5x4	☐ SMARTnet 24x7x4 ☐ SMARTnet onsite 24x7x4 ☐ SAS

End Customer Name:	Product Type:
Str:	Original Product Purchase Order:
City:	Serial Number:
State/Postal Code:
Country:
ATTN:
Phone/Fax:
Product/Serial No.

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Additional Sites Worksheet

☐ SMARTnet 8x5xNBD ☐ SMARTnet Onsite 8x5xNBD	☐ SMARTnet 8x5x4 ☐ SMARTnet Onsite 8x5x4	☐ SMARTnet 24x7x4 ☐ SMARTnet onsite 24x7x4 ☐ SAS

End Customer Name:	Product Type:
Str:	Original Product Purchase Order:
City:	Serial Number:
State/Postal Code:
Country:
ATTN:
Phone/Fax:
Product/Serial No.

☐ SMARTnet 8x5xNBD ☐ SMARTnet Onsite 8x5xNBD	☐ SMARTnet 8x5x4 ☐ SMARTnet Onsite 8x5x4	☐ SMARTnet 24x7x4 ☐ SMARTnet onsite 24x7x4 ☐ SAS

End Customer Name:	Product Type:
Str:	Original Product Purchase Order:
City:	Serial Number:
State/Postal Code:
Country:
ATTN:
Phone/Fax:
Product/Serial No.

☐ SMARTnet 8x5xNBD ☐ SMARTnet Onsite 8x5xNBD	☐ SMARTnet 8x5x4 ☐ SMARTnet Onsite 8x5x4	☐ SMARTnet 24x7x4 ☐ SMARTnet onsite 24x7x4 ☐ SAS

End Customer Name:	Product Type:
Str:	Original Product Purchase Order:
City:	Serial Number:
State/Postal Code:
Country:
ATTN:
Phone/Fax:
Product/Serial No.

☐ SMARTnet 8x5xNBD ☐ SMARTnet Onsite 8x5xNBD	☐ SMARTnet 8x5x4 ☐ SMARTnet Onsite 8x5x4	☐ SMARTnet 24x7x4 ☐ SMARTnet onsite 24x7x4 ☐ SAS

End Customer Name:	Product Type:
Str:	Original Product Purchase Order:
City:	Serial Number:
State/Postal Code:
Country:
ATTN:
Phone/Fax:
Product/Serial No.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ATTACHMENT 3 to EXHIBIT C

CISCO BRAND SERVICES RESALE DISCOUNT

Integrator’s discount:     [***]%

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[4.1.1.2] [1 Amendment SIA.pdf] [Page 13 of 16]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ATTACHMENT 4 to EXHIBIT C

PROGRAM DESCRIPTIONS AND SAMPLE END USER AGREEMENT

Program Descriptions and a Sample End User Agreement can be downloaded from the URLs identified below.

PROGRAM DESCRIPTIONS

SMARTnet

URL: [***]

SMARTnet Onsite

URL: [***]

SAS/SASU

URL: [***]

SAMPLE AGREEMENT

Sample End User Agreement

URL:http://www.cisco.com/warp/partner/synchronicd/cc/serv/mkt/sup/part/cpse/core/cbr/index.htm

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ATTACHMENT 4 to EXHIBIT C

PROGRAM DESCRIPTIONS AND SAMPLE END USER AGREEMENT

Program Descriptions and a Sample End User Agreement can be downloaded from the URLs identified below.

PROGRAM DESCRIPTIONS

SMARTnet

URL: [***]

SMARTnet Onsite

URL: [***]

SAS/SASU

URL: [***]

SAMPLE AGREEMENT

Sample End User Agreement

URL:http://www.cisco.com/warp/partner/synchronicd/cc/serv/mkt/sup/part/cpse/core/cbr/index.htm

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ATTACHMENT 5 to EXHIBIT C

END USER MINIMUM TERMS AND CONDITIONS FOR SUPPORT AGREEMENT

Each Support Agreement will contain the following minimum terms and conditions:

(1)	End User agrees to comply with Cisco’s Export Restrictions.

(2)	End User agrees to comply with Cisco’s standard Software License Agreement for all Cisco software provided with any Service (including any upgrades, patches, or Bug Fixes provided at a later time).

(3)	End User agrees to comply with terms and conditions provided in the Program Description.

(4)	End User will keep all Cisco Confidential Information confidential.

(5)

Sufficient provisions such that Cisco shall be entitled to act as a third party beneficiary with respect to the enforcement of the terms and conditions herein. This will include expressly naming Cisco as an intended third-party beneficiary with respect to each of the End User Minimum Terms and Conditions contained in this Attachment 5. Cisco shall expressly be granted the right to enforce the obligations of End User directly against End User.

(6)

Cisco or its suppliers’ liabilities shall be limited to the amounts paid by End User under the Service giving rise to the liability during the six (6) months preceding the event or circumstances giving rise to such liability. Liability under each Service shall be cumulative and not per incident.

(7)

In no event shall Cisco or its suppliers shall be liable for (A) any indirect, incidental, special, punitive or consequential damages, lost profits or lost data, whether arising in contract, tort (including negligence) or otherwise; or (B) any costs or expenses for the procurement of substitute equipment or services in each case, even if End Users, Integrator, Cisco, or its suppliers have been informed of the possibility thereof,

(8)

Cisco makes no warranty to End User of any kind with respect to the Product, express or implied, including, without limitation, the implied warranties of merchantability, fitness for a particular purpose and non-infringement of third party rights. Any and all Services provided hereunder shall be performed in a workmanlike manner.

A sample Support Agreement for use by Integrator is located at the URL identified in Attachment 4. Integrator shall attach the applicable Program Description to each Support Agreement between Integrator and End User.

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AMENDMENT NO. 1

This Amendment 1 (“Amendment”) to the (“Agreement”) by and between Cisco Systems, Inc., (“Cisco”) a California corporation having its principal place of business at 170 West Tasman Drive, San Jose, CA, 95134, and The Presidio Corporation (“Integrator”), a Maryland corporation having its principal place of business at 7601 Ora Glen Drive, Suite 100, Greenbelt, Maryland, 20770 (“Integrator”) is entered into as of the date last written below (“the Effective Date”).

WHEREAS, Cisco and Integrator have previously entered into the Agreement dated on or about May 14th, 2002, as amended; and

NOW WHEREFORE, the parties agree to amend the Agreement as follows:

1.	The term of the Agreement is extended until May 31st, 2007.

2.	Exhibit C, Cisco Brand Services Resale Exhibit, is hereby deleted in its entirety and replaced with a new Exhibit C, also entitled “Cisco Brand Services Resale Exhibit,” attached hereto as Attachment 1.

3.	Exhibit G, Cisco Brand Services Resale – CBR Federal Agreement, is hereby deleted in its entirety and replaced with a new Exhibit G, entitled “Federal Cisco Brand Services Resale Appendix,” attached hereto as Attachment 2.

7.	All other terms and conditions of the Agreement remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the last date which is written below.

CISCO SYSTEMS, INC.	THE PRESIDIO CORPORATION
BY:	BY:

(Authorized Signature)	(Authorized Signature)

NAME: FRANK A. CALDERONI	NAME: Jackie Arnett

TITLE: VP, WW SALES FINANCE	TITLE: Executive Director

DATE: July 12, 2006	DATE: 5 June 2006

[4.1.1.3] [2 Amendment SIA numbered wrong.pdf] [Page 1 of 31]

ATTACHMENT 1 TO AMENDMENT 1

EXHIBIT C

CISCO BRAND SERVICES RESALE EXHIBIT

This Support Exhibit (“Exhibit”) supplements the Agreement and all the terms and conditions of the Agreement apply to this Exhibit; provided, that to the extent there is a conflict between the Agreement and this Exhibit, the terms of this Exhibit shall take precedence over the terms and conditions of the Agreement with regard to the subject matter described herein. All capitalized words shall have the meaning ascribed to them in Appendix A (Definitions) or as defined in the Agreement.

1.0	SCOPE

This Exhibit describes the terms and conditions for (i) resale by Integrator of Services to End Users (ii) direct delivery by Cisco of such Services to End Users and (iii) Cisco’s Support to Integrator. At all times, Cisco shall perform the Services as Integrator’s subcontractor. In no event shall Integrator be deemed to be an agent of Cisco.

2.0	PROCEDURE TO RESELL TECHNICAL SUPPORT SERVICES

Subject to the terms and conditions of this Exhibit, Integrator is authorized on a non-exclusive basis to resell Technical Support Services to End Users in accordance with the following procedure:

2.1	Integrator will provide via Ordering Tools or Service Contract Center the required information, including:

a)	Relevant End User information;
b)	Preliminary Equipment List setting out all of the Products information of the relevant End User to be covered by the Services, including Cisco serial numbers; and
c)	A valid Purchase Order from Integrator to Cisco.

2.2	Upon Cisco’s receipt of the information in 2.1 above, Cisco will:

a)	Validate Product model(s) and serial numbers;
b)	Provide an Equipment List and Maintenance Contract Number to Integrator; and
c)	Start providing Services on the date set forth on the Equipment List which may be up to sixty (60) days following the date of the Purchase Order acceptance by Cisco.

3.0	PROCEDURE TO RESELL ADVANCED SERVICES

3.1	For Integrator’s resale of those Advanced Services which are not customized and can be ordered “AS IS,” Integrator will follow the process described in Section 2 above, unless otherwise required by Cisco.

3.2	For Integrator’s resale of all other Advanced Services not included in 3.1 above, Integrator will provide the following information:

a)	A request for proposal (RFP) for the particular Advanced Services; the RFP should include relevant End User information; and

b)	Upon Cisco’s receipt of the RFP, Cisco will provide to Integrator a quote for Services (“Quote”). A valid Quote will identify the Services and any deliverables (as applicable from the relevant Services Description), the respective responsibilities, of Cisco, Integrator and End User, any special terms and conditions, the price for such Services and the period during which such Services shall be provided. Each Quote must (i) be signed by a duly authorized representative of Cisco and (ii) have a unique Cisco reference number. No Quote shall be valid without an accompanying Cisco reference number.

c)	For Integrator’s resale of the Advanced Services (described in the Quote), Integrator shall issue to Cisco a valid Purchase Order that expressly references the valid Quote as agreed upon by Cisco and Integrator.

[4.1.1.3] [2 Amendment SIA numbered wrong.pdf] [Page 2 of 31]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

d)	Upon Cisco’s receipt of a valid Purchase Order described in Section 2 above, Cisco will:

●	Validate the Cisco reference number referred in the Purchase Order;
●	Assign a particular contract number for the Services to be performed; and
●	Start providing Services within sixty (60) days following the date of Cisco’s acceptance of the Purchase Order

4.0	Cisco’s RIGHTS AND OBLIGATIONS.

4.1	Cisco.com Access. Cisco will provide an appropriate level of partner access to Cisco.com. This system provides Integrator with technical and general information on Products, as well as access to Cisco’s on-line Software Center library

4.2	Resale of Services. Cisco will make available the Services listed at [***] for resale by Integrator. The Service Descriptions at the above-referenced web site are available for Integrator’s redistribution to identified End Users. Cisco may provide copies of any of the Services Descriptions to Integrator or an End User. Services are subject to the availability limitations specified in each Services Description and/or Quote.

4.3	Services to Be Provided. Cisco shall provide to End User the Services described in the applicable Services Description and/or the Quote, as subcontractor to Integrator, for each Service purchased by Integrator under this Exhibit.

4.4	Warranty. For the duration of the Cisco warranty period, Cisco will provide Bug Fixes and Hardware replacement Support to Integrator as follows:

a)	Bug Fixes.

●	When required, Cisco will provide new Software to Integrator to correct a problem, or provide a network-bootable Software image, as determined by Cisco.

●	Distribution Rights. Cisco grants Integrator the right to distribute Bug Fixes to its End User who is entitled to such warranty-related support, provided the End User is currently licensed to use the Software.

b)	Hardware Support. Cisco will replace Product in accordance with the warranty terms set forth in the published Product warranty provided with the original Product and in conformance with Cisco’s Return Material Authorization (RMA) process.

4.5	Survey and Inventory Review. Cisco reserves the right to survey an End User for the limited purpose of ensuring End User’s satisfaction with the Services, or for Integrator’s and/or Cisco’s Support. From time-to-time, Cisco shall be entitled to perform an inventory review of an End User’s installed base and review serial numbers and other records (upon reasonable advance notice) to validate entitlement. Cisco will charge a Service fee if it finds that unauthorized Services are being provided. For such purposes, Integrator agrees to timely provide End User contact and other relevant information. Cisco shall have the right, upon advanced notice to Integrator, to suspend or terminate any portion of a Service in instances when it is unable to perform an inventory review or otherwise verify End User’s entitlement to the Service.

5.0	INTEGRATOR RIGHTS AND OBLIGATIONS.

5.1	Integrator must complete the Business Partner Readiness Assessment prior to resale of any Services hereunder.

5.2	Prior to accepting a purchase order from an End User, Integrator shall:

[4.1.1.3] [2 Amendment SIA numbered wrong.pdf] [Page 3 of 31]

a)	Refer the End User to http://www.cisco.com/en/US/products/services_descriptions_list.html where the relevant Service Description and End User Obligations are posted or provide a current copy of such documents to End User;

b)	Ensure that for each Service purchased, End User understands (i) Cisco’s obligations and (ii) End User’s responsibilities under the Services’ Description and (iii) End User Obligations.

5.3	Integrator is responsible for ensuring that End User utilizes Software for use with Products for which applicable Services and license fees have been paid.

5.4

Integrator shall provide to End User confirmation and registration materials for the Services to be performed by Cisco on Integrator’s behalf, including, but not limited to, a copy of the Equipment List and Maintenance Contract Number.

5.5

Integrator may take the First Call from the End User and may open a case with Cisco on behalf of the End User using the applicable Maintenance or other Contract Number and Cisco serial number. At all times, End User may call Cisco directly for support.

5.6	Equipment List:

a)	Integrator shall ensure that all Product (including serial numbers) for which Services are being provided are listed in the Equipment List(s).

b)

Integrator must provide thirty (30) days notice of requested addition(s) to the Equipment List. In addition, thirty (30) days notice is required for Product relocations and service level/Product configuration changes, where applicable. For Product on the Equipment List which End User has moved to a new location, Integrator will notify Cisco in writing (i.e. via facsimile, electronic mail or using Cisco.com).

c)

The Equipment List may be revised for new Product, service level upgrades and Product configuration changes by Integrator’s submission of a Purchase Order to Cisco that requests such revisions, and Cisco’s acceptance thereof (based on availability). For such changes, Cisco will charge the pro-rated difference from the date upon which the change is requested to the end of the impacted Equipment List’s term.

5.7	Integrator shall manage and escalate, in accordance with the Cisco Severity and Escalation Guideline (Appendix B), all calls taken by Integrator on behalf of the End User.

5.8	Integrator Warranty Service. Integrator shall provide to its End Users, at no additional charge, all warranty service applicable to the Products when they were purchased by End User, for a minimum of the warranty period set forth in the published Product warranty provided with the original Product. Warranty shall commence upon shipment to the Integrator or upon such period as is provided for in the Product warranty statement shipped with the original Product. The warranty service provided by Integrator shall include, at a minimum, the following Software and Hardware replacement services:

a)	Integrator shall distribute Bug Fixes to the End User during the warranty period.

b)	Integrator shall meet the replacement obligations as set forth in the then-current published Product warranty applicable to the particular Product sold to the End User.

c)	Returns Coordination. For Product returned to Cisco for replacement Integrator will comply with the following:

∎	Coordinate the return of all failed parts, freight and insurance prepaid, to the location designated by Cisco. For Product that has been replaced pursuant to the Product warranty terms, Integrator shall return failed/defective Product within ten (10) days of receipt of the replacement Product; otherwise, Cisco may invoice Integrator for, and Integrator will pay for, the then-current list price of the Product, less Integrator’s standard contract discount.

[4.1.1.3] [2 Amendment SIA numbered wrong.pdf] [Page 4 of 31]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

∎	Integrator shall (a) properly package all Products prior to shipping Products to Cisco, (b) include a written description of the failure; (c) describe any changes or alterations made to the Product, and; (d) tag each returned Product with the RMA transaction number provided by Cisco. Product returned to Cisco must conform in quantity and serial number to the RMA request.

5.9

Unsupported End User List. If Integrator elects not to support Product under this Exhibit at the time of Product purchase or if Product becomes unsupported due for whatever reason at some point subsequent to initial deployment, Integrator shall refer End User information, including but not limited to End User name, address and phone number to Cisco within 90 days of equipment becoming unsupported and authorizes Cisco to contact the End User for the express purpose of contracting directly for support services for the unsupported Product identified by Integrator.

5.10

Renewals. Prior to expiration of an Equipment List, Cisco may send reminders to both Integrator and its End User. Prior to the expiration of an Equipment List, Integrator will (i) initiate the renewal process with its End User and forward to Cisco the completed renewal with Purchase Order or (ii) notify Cisco of Integrator’s intent to cancel Services on the Equipment List. If a renewal is not completed or notice of cancellation is not received by Cisco thirty (30) days prior to the expiration date of the Equipment List, Integrator authorizes Cisco to contact the End User for the express purpose of determining status of Equipment List renewals with the understanding that Cisco reserves the right to renew the Equipment List directly with the End User upon expiration date of the Equipment List.

6.0	PRICE AND PAYMENT TERMS.

6.1	Discounts.

6.1.1

Unit-Based Discounting. The price of Technical Support Services to Integrator from the Effective Date through September 30, 2005 and for the twelve month period of October 1, 2005 through September 30, 2006 is calculated by applying Cisco’s then-current service list price less the applicable discount based on Integrator’s ability to have attached Service to Product purchased (“Attach Rate”) over the previous twelve (12) month period on a units-based method shown below.

Determination of Unit-Based Attach Rate. Unit-Based Attach Rate is established by calculating Integrator’s total number of Products covered by Cisco brand services (per Attachment A) as a percentage of the total number of Products purchased over the most recent period of twelve (12) full calendar months and the result is rounded for purposes of Attach Rate determination. For example, an Attach Rate of 74.95% is rounded up to 75% and an Attach Rate of 74.94% is rounded down to 74.9%.

Attach Rate	Discount

0% to <35%	[***]%
35% to <55%	[***]%
55% to <75%	[***]%
>75%	[***]%

6.1.2

Dollar-Based Discounting. The price of Technical Support Services to Integrator for the period of October 1, 2006 through September 30, 2007 is calculated by applying Cisco’s then-current service list price less the applicable discount based on Integrator’s ability to attach Service calculated as follows:

Determination of Attach Rate. Attach Rate is calculated by Integrator’s total monetary value (U.S. Dollar) of all serviceable Hardware items sold by Integrator with Service coverage attached by Integrator in the current Measurement Period and translated to SMARTnet Global List Price at the Next Business Day (“NBD”) Service level) divided by the total monetary (U.S. Dollar) of all serviceable Hardware items sold by Integrator with Service coverage available to be attached by Integrator in the current Measurement Period and translated to SMARTnet Global List Price at the Next Business Day (“NBD”) Service level.

[4.1.1.3] [2 Amendment SIA numbered wrong.pdf] [Page 5 of 31]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

The result is rounded for purposes of Attach Rate determination. For example, an Attach Rate of 74.95% is rounded up to 75% and an Attach Rate of 74.94% is rounded down to 74.9%.

Attach Rate	Discount

0% to <60%	[***]%
60% to <75%	[***]%
≥75%	[***]%

Examples:

Integrator purchased 8 devices (6 of Device A and 2 of Device B) and sold support on 4 of Device A and 2 of Device B. The NBD price for the Device A is $50 and for Device B is $10. The Attach Rate is actual Service sold (4x$50 plus 2x$10) divided by total dollar value of Service (6x$50 plus 2x$10). 220/320=68.8% represents the Attach Rate with a corresponding discount of [***]%.

Multi-Year Scenario: Integrator purchased 1 device (1 of Device A) and sold 3 year support on the 1 device. The NBD three year price for the Device A is $150. The Attach Rate is calculated by dividing the multi-year price by the number of years covered (in this case, three years or $150/3) and crediting the first year Attach Rate actual performance and Attach Rate opportunity ($50). The Attach Rate actual performance is the one year NBD value of service sold ($50) divided by the one year NBD value of the total dollar value of Service ($50) and represents an Attach Rate of 100% with a corresponding discount of [***]%.

6.1.3

Cisco will review Integrator’s actual service sales Attach Rates at the time the Integrator renews the Agreement with Cisco and at six month intervals during the Unit-Based Discounting timeframe. Cisco reserves the right to adjust Integrator’s resale discount at the time of review. Any adjustment to the resale discount will be communicated in writing to the Integrator by Cisco. The mid-year review described herein will not apply under the Dollar-Based Discounting method.

6.1.4

Integrator must have purchased Product for a minimum of twelve months in order to determine the initial Attach Rate discount. If Integrator has less than twelve months of Product purchases, Integrator’s discount will be the minimum discount under the applicable Attach Rate table.

6.1.5	Upon renewal of the Equipment List(s), the discount will be the corresponding discount associated with the Attach Rate.

6.1.6

The discounts listed above are not applicable for the initial twelve (12) month period of support of Other Product by Integrator when Integrator resells Cisco brand services. Integrator discount for Other Product shall be [***] percent ([***]%) during the initial twelve (12) month of support by Integrator.

6.1.7	The discounts listed above do not apply when Integrator resells Advanced Services. Integrator Discount for Advanced Services shall be [***] ([***]%) percent.

6.2

Quarterly Renewal Rate Credit. Integrator may be entitled to receive a credit against future purchases under this Exhibit based on Integrator’s ability to renew Services quarterly during the period August 1, 2005 through July 31, 2006. Cisco will issue credits on a quarterly basis to Integrator based on the Quarterly Renewal Rate percentage achieved by Integrator in accordance with the table shown below. Credit will be calculated based on Integrator’s total monetary value (U.S. Dollar) of all renewal Services bookings by Cisco during the applicable calendar quarter.

Determination of Quarterly Renewal Rate. Quarterly Renewal Rate is calculated by Integrator’s total monetary value (U.S. Dollar) of all serviceable items with service coverage renewed each calendar quarter during the current Measurement Period and translated to SMARTnet Global List Price at the Next Business Day (“NBD”) Service level for Hardware or SAS/U Global Price List Price for Application Software, as applicable, divided by the total monetary (U.S. Dollar) of all serviceable items with service coverage available for renewal each calendar quarter during the current Measurement Period and translated to SMARTnet Global List Price at the Next Business Day (“NBD”) Service level for Hardware or SAS/U Global Price List Price for Application Software, as applicable. The calculation is rounded to one decimal place for purposes of Quarterly Renewal Rate determination. For example, a

[4.1.1.3] [2 Amendment SIA numbered wrong.pdf] [Page 6 of 31]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Quarterly Renewal Rate of 89.95% is rounded up to 90% and a Quarterly Renewal Rate of 89.94% is rounded down to 89.9%.

Renewal Rate	Credit against renewal Service booking
≥90%	[***]%
85% to <90%	[***]%
80% to <85%	[***]%
0% to <80%	[***]

Examples:

Integrator currently supports 8 devices (6 of Device A and 2 of Device B) and renews support on 4 of Device A and 2 of Device B. The NBD price for the Device A is $50 and for Device B is $10. The Quarterly Renewal Rate is actual service renewed (4x$50 plus 2x$10) divided by total dollar value of service available for renewal (6x$50 plus 2x$10). 220/320=68.75% represents the Quarterly Renewal Rate. [***] during that quarter.

Multi-Year Scenario: Multi-year contracts are treated as a series of single-year contracts with on-time renewals. Integrator purchased 1 device (1 of Device A) and sold 3 year support on the 1 device. The NBD three year price for the Device A is $150. The renewal rate is calculated by dividing the multi-year price by the number of years covered (in this case, three years or $150/3) and crediting the second and third year renewal rate actual performance and renewal rate opportunity ($50). The renewal rate actual performance is the one year NBD value of Service sold ($50) divided by the one year NBD value of the total dollar value of Service ($50) and represents a renewal rate of 100%. For the credit calculation, this value ($50) was not booked in the corresponding quarter; it will not be a part of calculation base.

6.2.1	Limitations.

a)

Integrator is not eligible for Quarterly Renewal Rate Credit under this Exhibit in the event Integrator receives credits or rebate under an alternate exhibit or agreement with Cisco for related to measurement of Quarterly Renewal Rate.

b)	Other Product that is renewed will not be included under the Quarterly Renewal Rate Credit calculation.

c)	Any renewals for Products not supported by Integrator during the Measurement Period will not be included under the Quarterly Renewal Rate Credit calculation.

d)	Any multi-year Purchase Order previously placed by Integrator is included in the renewal rate calculation but is not eligible for the Quarterly Renewal Rate Credit.

e)	Quarterly Renewal Rate Credit is applied against renewals of the Technical Support Services portion only.

6.2.2

Earned Credit. Any Quarterly Renewal Rate Credit earned by Integrator from August 1, 2005 until the effective date of this Exhibit, which shall be no later than July 31, 2006, shall be held by Cisco and credited to Integrator, based on Cisco’s fiscal year (Aug-July), after the effective date of this Exhibit. Earned credit shall only apply during the Cisco fiscal year in which the Exhibit was executed and shall not carryover to a future Cisco fiscal year.

6.2.3	Reporting. For purposes of Quarterly Renewal Rate determination, Cisco will run reports at the completion of each calendar quarter.

6.3

Performance Metrics Central (“PMC”). Integrator’s Attach Rate and Renewal Rate performance will be calculated and updated monthly and available at Cisco’s PMC tool on Cisco.com. Integrator will have access via the PMC tool to view the status of Attach Rate and Renewal Rate on an on-going basis.

[4.1.1.3] [2 Amendment SIA numbered wrong.pdf] [Page 7 of 31]

6.4	All Services are invoiced annually in advance and payable within thirty (30) days from the invoice date in U.S. Dollars unless otherwise agreed to in the Agreement in writing.

6.5

All prices in the Equipment List(s) are exclusive of any taxes and duties which, if applicable, shall be paid by Integrator. Applicable taxes are billed as a separate item. In addition, the following items will be billed to Integrator: time and material fees and Product list price of replaced Product not returned to Cisco.

6.6

This Agreement may be terminated by Cisco and/or Cisco may suspend its performance immediately upon Notice if (i) Integrator does not provide the Unsupported End User List pursuant to Section 5.9 within thirty (30) days after the end of the previous quarter and after Notice from Cisco or (ii) Integrator fails to pay for the Services when due and fails to make such payment within fifteen (15) days after Notice from Cisco of such past due payment. Notwithstanding the above, Cisco shall have the right to seek payment for Services directly from the End User in the event Integrator does not remit payment to Cisco pursuant to the payment terms.

6.7

Integrator is free to determine its resale prices unilaterally. Integrator understands that neither Cisco, nor any employee or representative of Cisco, may give any special treatment (favorable or unfavorable) to Integrator as a result of Integrator’s selection of resale prices. No employee or representative of Cisco or anyone else has any authority to specify what Integrator’s resale prices for the Services must be, or to inhibit in any way, Integrator’s pricing discretion with respect to the Services.

6.8

Support for Other Product. Integrator may support Other Product under the following conditions: Integrator provides Cisco (i) a request to support Other Product and (ii) a letter from the End User including a request for Service from the Integrator and a list of the Product(s) and serial number(s) to be supported.

7.0	GENERAL.

7.1

Entitlement. Integrator acknowledges that Cisco has the right to verify an End User’s entitlement to receipt of Services, and that End User is entitled to receive support services only on Product for which Integrator has paid the applicable license and support fees to Cisco. Integrator agrees to assist Cisco with enforcement of End User entitlement as necessary, including, without limitation, providing serial number(s) to Cisco and enabling Cisco to undertake inventory review(s), as set forth in section 4.5 above.

7.2.

Disclosure of Contract Information. Integrator acknowledges and agrees that in no event shall any of the information contained in this Exhibit or Integrator’s Agreement number be disclosed to any third party.

7.3

Representations and Warranties. Integrator shall not make any representations or warranties on behalf of Cisco, except as expressly authorized herein or as expressly authorized by Cisco in writing. Neither Integrator nor Cisco will make any obligation to End Users on behalf of the other, nor commit the resources of the other to End Users.

7.4

Independent Contractors. The relationship of Cisco and Integrator established by this Exhibit is that of independent contractors, and nothing contained in this Exhibit shall be construed to (i) give either party the power to direct and control the day-to-day activities of the other, (ii) constitute the parties as joint ventures, co-owners or otherwise as participants in a joint or common undertaking, or (iii) allow Integrator to create or assume any obligation on behalf of Cisco for any purpose whatsoever. All financial obligations associated with Integrator’s business are the sole responsibility of Integrator. All sales and other agreements between Integrator and its End Users are Integrator’s exclusive responsibility and shall have no effect on Integrator’s obligations under this Agreement. Integrator shall be solely responsible for, and shall indemnify and hold Cisco free and harmless from, any and all claims, damages or lawsuits (including Cisco’s attorneys’ fees) arising out of the acts of Integrator, its employees or its agents.

7.5

Indemnification. Integrator hereby indemnifies and holds Cisco harmless from any claim, loss, damage or expense, including reasonable court costs and attorney’s fees, resulting from any claim made by End User against Cisco hereunder under claim of a third party beneficiary or otherwise. This shall not limit Cisco’s obligations, subject to the terms and conditions of this Agreement, to provide the Services described herein.

-Appendix A Follows-

[4.1.1.3] [2 Amendment SIA numbered wrong.pdf] [Page 8 of 31]

Appendix A: Definitions

The following definitions shall apply to Exhibit C:

“Advanced Services” means the Cisco proactive brand Services including but not limited to Focused Technical Support, Network Optimization Support, Technology Application Support.

“Attach Rate” measures the service sold and entitled prior to the subsequent Aug 1st – July 31st (“Measurement Period”) on Products shipped from Cisco during the twelve (12) month period from May 1st-April 30th, three months prior to the start of the subsequent Measurement Period. Service coverage which expires prior to the subsequent Measurement Period must have been active for a minimum of three-hundred sixty-five (365) days to be included in the numerator of the Attach Rate calculation.

“Business Partner Readiness Assessment (“BPRA”)” means an assessment performed by Cisco to measure the maturity of Integrator’s e-business capabilities.

“Bug Fix” means an error correction, patch or workaround for the Software which Cisco provides to Integrator.

“End User Obligations” means the obligations End Users should comply with purchasing Services in addition to End User responsibilities set out in the Services Descriptions. The End User Obligations are attached as Appendix C to the Exhibit and posted at http://www.cisco.com/en/US/products/

services_descriptions_list.html.

“Equipment List” means the list of Hardware and/or Software for which Cisco provides Services.

“First Call” means the initial call made by the End User when requesting assistance with Product.

“Maintenance Contract Number” means the reference number assigned by Cisco for each Service purchased from Cisco.

“Ordering Tool” means a tool that Integrator may use to order Service detailed herein via Cisco.com.

“Other Product” means Product which an End User acquired from an Approved Source other than Integrator.

“Services Description” means the description of the Services, as of the purchase date of such Services, to be made available by Cisco to End Users through Integrator, and the terms and conditions under which Cisco provides those Services. Each available

Service has its own Service Description, which can be found at http://www.cisco.com/en/US/products/services_descriptions_ list.html

“Support” means the assistance provided by Cisco to Integrator under the terms of this Exhibit.

“Service Contract Center” means a tool on Cisco.com that Integrator may use to order Service, renew orders and asset management of its installed base.

“Services” mean the Cisco brand Services available for resale by Integrator, which can be found at http://www.cisco.com/en/

US/products/services_descriptions_list.html.

“Technical Support Services” means Services that provide both essential proactive and reactive operation and maintenance support Services including but not limited to SMB Support Assistant, SAS/SASU, SMARTnet.

-Appendix B Follows-

[4.1.1.3] [2 Amendment SIA numbered wrong.pdf] [Page 9 of 31]

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[4.1.1.3] [2 Amendment SIA numbered wrong.pdf] [Page 10 of 31]

Appendix B: Cisco Severity and Escalation Guideline

Integrator and/or End User must assign a severity to all problems submitted to Cisco.

Severity 1 means an existing network is down or there is a critical impact to End User business operation. End User (and Integrator if applicable) and Cisco both will commit full-time resources to resolve the situation.

Severity 2 means operation of an existing network is severely degraded or significant aspects of End User business operation are negatively impacted by unacceptable network performance. End User (and Integrator if applicable) and Cisco both will commit full-time resources during local time to resolve the situation.

Severity 3 means operational performance of the network is impaired, although most business operations remain functional. End User (and Integrator if applicable) and Cisco both are willing to commit resources during local time to restore service to satisfactory levels.

Severity 4 means information is required on Cisco product capabilities, installation, or configuration. There is little or no impact to End User business operation. End User (and Integrator if applicable) and Cisco both are willing to provide resources during local time to provide information or assistance as requested.

If Integrator or End User does not believe that adequate progress is being made or that the quality of Cisco service is satisfactory, they should escalate the problem to the appropriate level of management by asking for the TAC duty manager.

Figure 1 Cisco Escalation Guideline

Elapsed Time*	Severity 1	Severity 2	Severity 3	Severity 4
1 hour	Customer Engineering Manager
4 hours	Technical Support Director	Customer Engineering Manager
24 hours	Vice President, Customer Advocacy	Technical Support Director
48 hours	President/CEO	Vice President, Customer Advocacy
72 hours			Customer Engineering Manager
96 hours		President/CEO	Technical Support Director	Customer Engineering Manager

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[4.1.1.3] [2 Amendment SIA numbered wrong.pdf] [Page 11 of 31]

*	Severity 1 escalation times are measured in calendar hours—24 hours per day, 7 days per week. Severity 2, 3, and 4 escalation times correspond with Standard Business Hours.

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[4.1.1.3] [2 Amendment SIA numbered wrong.pdf] [Page 12 of 31]

Appendix C: END USER OBLIGATIONS

(1)	End User agrees to comply with Cisco’s Export Restrictions.

(2)

End User agrees to comply with Cisco’s standard Software License Agreement located at Cisco.com for all Cisco software provided with any Service (including any upgrades, patches, or Bug Fixes provided at a later time). End User further agrees to abide by Cisco’s rules that govern the download of Cisco software, which state, amongst other things:

-

End User is only entitled to download Cisco software for the Cisco hardware chassis or device or the particular application software or signature file for which End User has paid the applicable software license fees; and

-

End User has a current and valid service contract that covers either the specific Cisco hardware chassis or device for which End User is downloading software and/or the software image or subscription file (e.g., for Intrusion Detection System) that End User is downloading.

(3)	End User agrees to comply with terms and conditions provided in the Cisco Service Description, which are posted at http://www.cisco.com/en/US/products/services_descriptions_list.html.

(4)	End User will keep all Cisco Confidential Information confidential.

-End-

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ATTACHMENT 2 TO AMENDMENT 1

EXHIBIT G

FEDERAL CISCO BRAND SERVICES RESALE APPENDIX

This Support Exhibit G (“Exhibit”) supplements the Agreement and all the terms and conditions of the Agreement apply to this Exhibit; provided, that to the extent there is a conflict between the Agreement and this Exhibit, the terms of this Exhibit shall take precedence over the terms and conditions of the Agreement with regard to the subject matter described herein. Except as otherwise defined below, all capitalized terms contained in this Exhibit shall have the meaning provided for those terms in the Agreement.

1.0	DEFINITIONS.

1.1

“Advanced Services” means the proactive-type Cisco commercial Brand Services listed in Attachment 1 to this Exhibit, including but not limited to Focused Technical Support, Network Optimization Support, Technology Application Support and Total Implementation Services, which are available for resell to End User only if the End User has Technical Support Services across the same devices at the End User location.

1.2

“Attach Rate” measures the service sold and entitled prior to the subsequent Aug 1st – July 31st (“Measurement Period”) on Products shipped from Cisco during the twelve (12) month period from May 1st-April 30th, three months prior to the start of the subsequent Measurement Period. Service coverage which expires prior to the subsequent Measurement Period must have been active for a minimum of three-hundred sixty-five (365) days to be included in the numerator of the Attach Rate calculation.

1.3	“Bug Fixes” means an error correction, patch or workaround for the Software, which either comprises new Software or is a network-bootable Software image as determined by Cisco and that is provided to Integrator by Cisco.

1.4	“Cisco.com” means Cisco’s suite of commercial on-line services and information at www.cisco.com, previously known as CCO.

1.5	“Equipment Schedule” means the Cisco-approved list of Product for which Integrator has paid Cisco the required Service fees that is either: (a) provided on the Cisco Support Resale Form, Attachment 2 hereof, or, (b) for orders placed electronically, provided to Cisco via Cisco’s Service Contract Center (“SCC”).

1.6	“First Call” means the initial call made by the End User when requesting assistance with Product.

1.7	“Maintenance Contract Number” means the reference number assigned by Cisco for each Service purchased from Cisco. The Maintenance Contract Number is to be used by Integrator or End User when opening a case with Cisco.

1.8	“Other Product” means Product which an End User acquired from sources other than Integrator.

1.9	“Program Description” means the description of the Services, as of the purchase date of such Services, to be provided by Cisco to End Users on behalf of Integrator, and the terms and conditions under which Cisco provides those Services. Each available Service has its own Program Description, which can be found on Cisco.com at the Uniform Resource Locator (“URL”) identified in Attachment 3.

1.10	“Service” means any of the Cisco Brand Commercial Services described in the corresponding Program Description, listed on the then current Price List and are “commercial items” as defined under the Federal Acquisition Regulation (“FAR”) 2.101, and which are available to Integrator for resale to an End User in accordance with the terms of this CBR Agreement.

1.11	“Support Agreement” means Cisco’s then-current agreement between Integrator and the End User for the Services.

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1.12	“Technical Support Services” means SMARTnet, SMARTnet Onsite, Software Application Support and Cisco Services for IPS delivered by Cisco to End User listed to Attachment A to this Exhibit.

2.0	CISCO OBLIGATIONS; RELATIONSHIP OF THE PARTIES.

In consideration for the fees paid by Integrator to Cisco, Cisco will make available to the End User the Services listed in the Program Descriptions, subject to the availability limitation specified in Attachment 1. Notwithstanding anything to the contrary contained herein, Cisco reserves the right to directly support any End User. Cisco shall only be responsible for providing support in accordance with the terms and conditions of this CBR Agreement.

In its performance of Services under this CBR Agreement, Cisco acts at all times as Integrator’s subcontractor, retained by Integrator to provide Services specified in the Program Descriptions on behalf of Integrator to one or more End Users identified by Integrator to Cisco. In no event shall Integrator be deemed to be an agent of Cisco.

3.0	INTEGRATOR PROCEDURE TO RESELL SERVICES.

Subject to the terms and conditions of this CBR Agreement, Integrator is authorized on a non-exclusive basis to resell Services to End Users in accordance with the following procedure:

3.1	Immediately upon shipment of Product from Integrator to End User, Integrator will complete the Cisco Support Resale Form, Attachment 2, and either (i) fax the completed form to Cisco, or (ii) submit the required information via SCC if Integrator placed the order electronically. Notwithstanding the foregoing, in the event Integrator wishes to order Services for Other Product, Integrator shall follow procedure set forth in sub-section 8.8.

4.0	COMMENCEMENT OF SERVICES.

4.1	Cisco shall, as subcontractor to Integrator, perform the following Services:

4.1.1	Validate Product model and serial numbers provided by Integrator using the Equipment Schedule or via SCC.

4.1.2	Provide to End User the purchased Services as specified in the applicable Program Description.

4.1.3	Cisco.com Access. Cisco will provide a level of partner access to Cisco.com consistent with Integrator’s reseller status. This system provides Integrator with technical and general information on Products.

4.1.4	Bug Fixes. For the duration of the Cisco warranty period, Cisco will provide Bug Fixes to Integrator as follows:

4.1.4.1	When required, Cisco will provide new Software to Integrator to correct a problem, or provide a network-bootable Software image, as determined by Cisco.

4.1.4.2	Distribution Rights. Cisco grants Integrator the right to distribute Bug Fixes to its End Users only for use on Products for which the End User is currently licensed to use the Software for which the Bug Fix is provided.

5.0	INTEGRATOR OBLIGATIONS.

5.1	Integrator shall either (1) have an existing Support Agreement with End User or (2) execute a Support Agreement between Integrator and End User and advise the End User that the Services, Advanced Services, and/or Technical Support Services are governed, at a minimum, by Cisco’s commercial terms set forth in Attachment 4, End User Minimum Terms and Conditions Support Agreement; and in either (1) or (2) above, Integrator agrees not to grant any greater rights to the End User for the Cisco Support than granted by Cisco to Integrator in the Agreement, Amendment and Support Exhibits. An example of a Support Agreement, with product description attachments, is located on Cisco.com at the URL referenced in Attachment 3 hereto.

5.2	Integrator shall make all reasonable efforts to ensure it takes the First Call from the End User and may open a case with Cisco on behalf of the End User using the Maintenance Contract

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Number. At all times the End User may call Cisco directly for support. Upon Integrator’s request, Cisco will notify Integrator via email of Cisco’s direct support of the End User.

5.3	Complete and submit a Cisco Support Resale Form (Attachment 2), or for orders placed electronically, provide to Cisco the required information via SCC at the time the order is placed by End User.

5.4	Integrator must provide at least thirty (30) days prior written notice in accordance with the Agreement by facsimile, electronic mail, SCC, or confirmed delivery post (“Notice”) of requested addition(s) to the Equipment Schedule. In addition, at least thirty (30) days Notice is required for Product relocations and service level/Product configuration changes, where applicable. For Product on the Equipment Schedule that End User has moved to a new location, Integrator shall provide Notice to Cisco Should Integrator fail to provide Cisco with notice as set forth in this section, Cisco shall be excused from any failure to provide service resulting from such lack of notification.

5.5	The Equipment Schedule may be revised for new Product, service level upgrades and Product configuration changes by Integrator’s purchase order requesting such revisions and Cisco’s acceptance thereof (based on availability). For changes, Cisco will charge the pro-rated difference beginning on the date the change is requested and ending on the last day of the impacted Equipment Schedule’s term.

5.6	Integrator shall provide Cisco with a purchase order, containing the description of Services for each support agreement, pricing for such Services less the applicable Integrator discount set forth in Section 8 hereto, and End User information, including, but not limited to, points of contact, site locations of Equipment, and serial numbers of Equipment.

5.7	Integrator shall provide to End User a copy of the corresponding Program Description for each Service purchased as of the date of commencement of Services.

5.8	Integrator shall provide to End User confirmation and registration materials for the services to be performed by Cisco on Integrator’s behalf, including but not limited to, a copy of the Equipment Schedule (including charges) and Maintenance Contract Number.

5.9	Integrator shall manage and escalate, in accordance with the Cisco’s Problem Prioritization and Escalation Guideline, (see Attachment 5 to this Exhibit) all calls opened by Integrator on behalf of the End User.

6.0	WARRANTY SERVICE

6.1	Integrator shall provide to its End Users, at no charge, all warranty service applicable to the Products when they were purchased by End User, for a minimum of the warranty period set forth in the published Product warranty provided with the original Product. Warranty shall commence upon shipment to the End User. The warranty service provided by Integrator shall include, at a minimum, the following Software and Hardware replacement services:

6.1.1	Integrator shall distribute Bug Fixes to the End User during the warranty period.

6.1.2	Integrator shall meet the replacement obligations as set forth in the then-current published Product warranty applicable to the particular Product sold to the End User.

6.1.3	Returns Coordination. For Product returned to Cisco for replacement Integrator will comply with the following:

6.1.3.1	Coordinate the return of all failed parts, freight and insurance prepaid, to the location designated by Cisco. For Product that has been advance replaced pursuant to the Product warranty terms, Integrator shall return failed/defective Product within ten (10) days of receipt of the replacement Product; otherwise, Cisco may invoice Integrator the then-current price of the Product as set forth in Cisco’s Global Price List, less Integrator’s standard discount.

6.1.3.2

Integrator shall (a) properly package all Products prior to shipping Products to Cisco, (b) include a written description of the failure; (c) describe any changes or alterations made to the Product, and; (d) tag each returned Product with the

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RMA transaction number provided by Cisco. Product returned to Cisco must conform in quantity and serial number to the RMA request.

7.0	RENEWAL OF SERVICES. Prior to expiration of an Equipment List to the Support Agreement, Cisco will send support renewal reminder notices to both Integrator and its End User. Upon receipt of Cisco’s notice of renewal of the Equipment List for the End User, Integrator will (i) initiate the renewal process with its End User and forward to Cisco the completed renewal with purchase order or (ii) notify Cisco of Integrator’s intent to cancel support on the Equipment List. If a renewal is not completed or notice of cancellation is not received by Cisco thirty (30) days prior to the expiration date of the Equipment List, Integrator authorizes Cisco to contact the End User for the express purpose of determining status of Equipment List renewals with the understanding that Cisco reserves the right to renew the Equipment List directly with the End User upon expiration date of the Equipment List.

8.0	PENETRATION DISCOUNT AND RESALE OF SERVICES.

8.1	Discounts.

8.1.1

Unit-Based Discounting. The price of Technical Support Services to Integrator from the Effective Date through September 30, 2005 and for the twelve month period of October 1, 2005 through September 30, 2006 is calculated by applying Cisco’s then-current service list price less the applicable discount based on Integrator’s ability to have attached Service to Product purchased over the previous twelve (12) month period on a units-based method shown below.

Determination of Unit-Based Attach Rate. Unit-Based Attach Rate is established by calculating Integrator’s total number of Products covered by Cisco brand services (per Attachment A) as a percentage of the total number of Products purchased over the most recent period of twelve (12) full calendar months and the result is rounded for purposes of Attach Rate determination. For example, an Attach Rate of 74.95% is rounded up to 75% and an Attach Rate of 74.94% is rounded down to 74.9%.

Attach Rate	Discount
0% to <35%	[***]%
35% to <55%	[***]%
55% to <75%	[***]%
>75%	[***]%

8.1.2

Dollar-Based Discounting. The price of Technical Support Services to Integrator for the period of October 1, 2006 through September 30, 2007 is calculated by applying Cisco’s then-current service list price less the applicable discount based on Integrator’s ability to attach Service calculated as follows:

Determination of Attach Rate. Attach Rate is calculated by Integrator’s total monetary value (U.S. Dollar) of all serviceable Hardware items sold by Integrator with Service coverage attached by Integrator in the current Measurement Period and translated to SMARTnet Global List Price at the Next Business Day (“NBD”) Service level) divided by the total monetary (U.S. Dollar) of all serviceable Hardware items sold by Integrator with Service coverage available to be attached by Integrator in the current Measurement Period and translated to SMARTnet Global List Price at the Next Business Day (“NBD”) Service level. The result is rounded for purposes of Attach Rate determination. For example, an Attach Rate of 74.95% is rounded up to 75% and an Attach Rate of 74.94% is rounded down to 74.9%.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attach Rate	Discount

0% to <60%	[***]%
60% to <75%	[***]%
≥75%	[***]%

Examples:

Integrator purchased 8 devices (6 of Device A and 2 of Device B) and sold support on 4 of Device A and 2 of Device B. The NBD price for the Device A is $50 and for Device B is $10. The Attach Rate is actual Service sold (4x$50 plus 2x$10) divided by total dollar value of Service (6x$50 plus 2x$10). 220/320=68.8% represents the Attach Rate with a corresponding discount of [***]%.

Multi-Year Scenario: Integrator purchased 1 device (1 of Device A) and sold 3 year support on the 1 device. The NBD three year price for the Device A is $150. The Attach Rate is calculated by dividing the multi-year price by the number of years covered (in this case, three years or $150/3) and crediting the first year Attach Rate actual performance and Attach Rate opportunity ($50). The Attach Rate actual performance is the one year NBD value of service sold ($50) divided by the one year NBD value of the total dollar value of Service ($50) and represents an Attach Rate of 100% with a corresponding discount of [***]%.

8.1.3

Cisco will review Integrator’s actual service sales Attach Rates at the time the Integrator renews the Agreement with Cisco and at six month intervals during the Unit-Based Discounting timeframe. Cisco reserves the right to adjust Integrator’s resale discount at the time of review. Any adjustment to the resale discount will be communicated in writing to the Integrator by Cisco. The mid-year review described herein will not apply under the Dollar-Based Discounting method.

8.1.4

Integrator must have purchased Product for a minimum of twelve months in order to determine the initial Attach Rate discount. If Integrator has less than twelve months of Product purchases, Integrator’s discount will be the minimum discount under the applicable Attach Rate table.

8.1.5	Upon renewal of the Equipment List(s), the discount will be the corresponding discount associated with the Attach Rate.

8.1.6

The discounts listed above are not applicable for the initial twelve (12) month period of support of Other Product by Integrator when Integrator resells Cisco brand services. Integrator discount for Other Product shall be [***] percent ([***]%) during the initial twelve (12) month of support by Integrator.

8.1.7	The discounts listed above do not apply when Integrator resells Advanced Services. Integrator Discount for Advanced Services shall be [***] ([***]%) percent.

8.2

Quarterly Renewal Rate Credit. Integrator may be entitled to receive a credit against future purchases under this Exhibit based on Integrator’s ability to renew Services quarterly during the period August 1, 2005 through July 31, 2006. Cisco will issue credits on a quarterly basis to Integrator based on the Quarterly Renewal Rate percentage achieved by Integrator in accordance with the table shown below. Credit will be calculated based on Integrator’s total monetary value (U.S. Dollar) of all renewal Services bookings by Cisco during the applicable calendar quarter.

Determination of Quarterly Renewal Rate. Quarterly Renewal Rate is calculated by Integrator’s total monetary value (U.S. Dollar) of all serviceable items with service coverage renewed each calendar quarter during the current Measurement Period and translated to SMARTnet Global List Price at the Next Business Day (“NBD”) Service level for Hardware or SAS/U Global Price

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

List Price for Application Software, as applicable, divided by the total monetary (U.S. Dollar) of all serviceable items with service coverage available for renewal each calendar quarter during the current Measurement Period and translated to SMARTnet Global List Price at the Next Business Day (“NBD”) Service level for Hardware or SAS/U Global Price List Price for Application Software, as applicable. The calculation is rounded to one decimal place for purposes of Quarterly Renewal Rate determination. For example, a Quarterly Renewal Rate of 89.95% is rounded up to 90% and a Quarterly Renewal Rate of 89.94% is rounded down to 89.9%.

Renewal Rate	Credit against renewal Service booking
≥90%	[***]%
85% to <90%	[***]%
80% to <85%	[***]%
0% to <80%	[***]

Examples:

Integrator currently supports 8 devices (6 of Device A and 2 of Device B) and renews support on 4 of Device A and 2 of Device B. The NBD price for the Device A is $50 and for Device B is $10. The Quarterly Renewal Rate is actual service renewed (4x$50 plus 2x$10) divided by total dollar value of service available for renewal (6x$50 plus 2x$10). 220/320=68.75% represents the Quarterly Renewal Rate. [***] during that quarter.

Multi-Year Scenario: Multi-year contracts are treated as a series of single-year contracts with on-time renewals. Integrator purchased 1 device (1 of Device A) and sold 3 year support on the 1 device. The NBD three year price for the Device A is $150. The renewal rate is calculated by dividing the multi-year price by the number of years covered (in this case, three years or $150/3) and crediting the second and third year renewal rate actual performance and renewal rate opportunity ($50). The renewal rate actual performance is the one year NBD value of Service sold ($50) divided by the one year NBD value of the total dollar value of Service ($50) and represents a renewal rate of 100%. For the credit calculation, this value ($50) was not booked in the corresponding quarter; it will not be a part of calculation base.

8.2.1	Limitations.

a)

Integrator is not eligible for Quarterly Renewal Rate Credit under this Exhibit in the event Integrator receives credits or rebate under an alternate exhibit or agreement with Cisco for related to measurement of Quarterly Renewal Rate.

b)	Other Product that is renewed will not be included under the Quarterly Renewal Rate Credit calculation.

c)	Any renewals for Products not supported by Integrator during the Measurement Period will not be included under the Quarterly Renewal Rate Credit calculation.

d)	Any multi-year Purchase Order previously placed by Integrator is included in the renewal rate calculation but is not eligible for the Quarterly Renewal Rate Credit.

e)	Quarterly Renewal Rate Credit is applied against renewals of the Technical Support Services portion only.

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8.2.2

Earned Credit. Any Quarterly Renewal Rate Credit earned by Integrator from August 1, 2005 until the effective date of this Exhibit, which shall be no later than July 31, 2006, shall be held by Cisco and credited to Integrator, based on Cisco’s fiscal year (Aug-July), after the effective date of this Exhibit. Earned credit shall only apply during the Cisco fiscal year in which the Exhibit was executed and shall not carryover to a future Cisco fiscal year.

8.2.3	Reporting. For purposes of Quarterly Renewal Rate determination, Cisco will run reports at the completion of each calendar quarter.

8.3

Performance Metrics Central (“PMC”). Integrator’s Attach Rate and Renewal Rate performance will be calculated and updated monthly and available at Cisco’s PMC tool on Cisco.com. Integrator will have access via the PMC tool to view the status of Attach Rate and Renewal Rate on an on-going basis.

8.4

All Services are invoiced annually in advance, payable thirty (30) days from the invoice date in U.S. Dollars unless otherwise agreed in writing. Partial year Support Agreements (period of performance less than twelve (12) months) will include at ten percent (10%) adjustment; and/or requests for any payment term other than pre-paid twelve (12) months in advance will include an additional ten percent (10%) adjustment.

8.5	All prices in the Equipment Schedule are exclusive of any taxes and duties which, if applicable, shall be paid by Integrator. Applicable taxes are billed as a separate item. In addition, the following items will be billed to Integrator: (i) time and material fees for any additional services performed by Cisco; and (ii) Product list price of replaced Product not returned by End User pursuant to the terms as set forth on the applicable Program Description.

8.6	Integrator is free to determine its prices for Services to End Users unilaterally. Integrator understands that neither Cisco, nor any employee or representative of Cisco, may give any special treatment (favorable or unfavorable) to Integrator as a result of Integrator’s selection of resale prices. No employee or representative of Cisco or anyone else has any authority to specify what Integrator’s resale prices for the Services must be, or to inhibit in any way, Integrator’s pricing discretion with respect to the Services.

8.7	Support for Other Product. Integrator may support Other Product under the following conditions: Integrator provides Cisco with (i) Notice to support Other Product; and (ii) a letter from the End User including notification for Service from the Integrator, which letter must include a list of the Product and serial number(s) to be supported.

8.8	Unsupported End User List. Integrator must provide information on all End Users who have purchased Product from Integrator without also purchasing Services. In the event Integrator does not provide this information for all Products, in each quarter, Cisco will provide a report identifying the model types and serial numbers of Product purchased by Integrator for which the following information is required: End User name and End User address and phone number. Integrator will complete and return this information to Cisco no later than twenty (20) business days from the date the report is provided to Integrator.

9.0	WARRANTY.

NOTHING IN THIS CBR AGREEMENT SHALL AFFECT THE WARRANTIES PROVIDED WITH ANY HARDWARE PURCHASED OR SOFTWARE LICENSED BY INTEGRATOR AND/OR END USER. ANY AND ALL SERVICES PROVIDED HEREUNDER SHALL BE PERFORMED IN A WORKMANLIKE MANNER. EXCEPT AS SPECIFIED IN THIS SECTION, ALL EXPRESS OR IMPLIED CONDITIONS, REPRESENTATIONS, AND WARRANTIES INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE (EVEN IF THE PURPOSE IS KNOWN TO CISCO), SATISFACTORY QUALITY, AGAINST INFRINGEMENT OR ARISING FROM A COURSE OF DEALING, USAGE, OR TRADE PRACTICE, ARE HEREBY EXCLUDED TO THE GREATEST

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EXTENT ALLOWED BY APPLICABLE LAW. INTEGRATOR MUST NOTIFY CISCO PROMPTLY OF ANY CLAIMED BREACH OF ANY WARRANTIES. INTEGRATOR’S SOLE AND EXCLUSIVE REMEDY FOR BREACH OF WARRANTY SHALL BE, AT CISCO’S OPTION, RE-PERFORMANCE OF THE SERVICES; OR TERMINATION OF THE APPLICABLE SERVICE ON THE EQUIPMENT LIST AND RETURN OF THE UNUSED PORTION OF THE FEES PAID TO CISCO BY INTEGRATOR FOR SUCH NON-CONFORMING SERVICES. THIS DISCLAIMER AND EXCLUSION SHALL APPLY EVEN IF THE EXPRESS WARRANTY AND LIMITED REMEDY SET FORTH ABOVE FAILS OF ITS ESSENTIAL PURPOSE. THE WARRANTY PROVIDED IS SUBJECT TO THE LIMITATION OF LIABILITY SET FORTH IN THE CBR AGREEMENT. INTEGRATOR SHALL NOT MAKE ANY WARRANTY COMMITMENT, WHETHER WRITTEN OR ORAL, ON CISCO’S BEHALF.

10.0 GENERAL.

10.1 Entitlement.

Integrator acknowledges that an End User and/or Integrator is entitled to receive support services only on Products for which Integrator or End User has paid the applicable fees. Integrator agrees to assist Cisco with enforcement of End User entitlement to the extent Cisco, in its discretion, deems such assistance to be necessary

10.2 Independent Contractors.

The relationship of Cisco and Integrator is that of independent contractors, and nothing contained in this CBR Agreement shall be construed to (i) give either party the power to direct and control the day-to-day activities of the other, (ii) constitute the parties as partners, joint venturers, fiduciaries, co-owners or otherwise as participants in a joint or common undertaking, or (iii) allow Integrator to create or assume any obligation on behalf of Cisco for any purpose whatsoever. All financial obligations associated with Integrator’s business are the sole responsibility of Integrator. All sales and other agreements between Integrator and its End Users are Integrator’s exclusive responsibility and shall have no effect on Integrator’s obligations under the CBR Agreement. Integrator shall not make any representations or warranties of any kind on behalf of Cisco, or with respect to the content or nature of Services to be provided by Cisco.

10.3 Integrator hereby indemnifies and holds Cisco harmless from any claim, loss, damage or expense, including reasonable court costs and attorney’s fees (“Damages”), resulting from any claim made by End User against Cisco hereunder under claim of a third party beneficiary or otherwise or which arise out of the representations, acts or failure to act of Integrator. This shall not limit Cisco’s obligations, subject to the terms and conditions of this CBR Agreement, to provide the Services described herein.

10.4 Except for those provisions required to be included pursuant to Section 5, Integrator is free to determine the contents of its Support Agreement provided that Cisco is under no obligation to Integrator nor End User to provide any services other than those specified in this CBR Agreement. Integrator shall indemnify Cisco for any additional commitments or representations whether written or oral, made on Cisco’s behalf.

10.5 URL. Integrator hereby confirms that it has the ability to access, has accessed and has read, the information made available by Cisco at all of the world wide web sites/URLs/addresses/pages referred to anywhere throughout this Agreement (including any of the Exhibits hereto). Integrator acknowledges that Cisco may modify any URL address or terminate the availability of any information at any address without notice to Integrator.

11.0	TERMINATION.

Each Service shall terminate in accordance with its terms as set forth on the Program Description. Notwithstanding anything to the contrary, each Service hereunder shall terminate immediately upon termination of this CBR Agreement, unless otherwise agreed by Cisco. Any such termination shall be entirely without liability to either party, except as set forth below.

11.1 Services may be terminated by Cisco and/or Cisco may suspend its performance immediately upon

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written notice to Integrator if Integrator fails to pay for the Services when due and fails to make such payment within fifteen (15) days after written notice from Cisco of such past due payment. Any continuation of Services shall be at Cisco’s sole discretion.

11.2 This CBR Agreement, and/or any Services hereunder may be terminated immediately upon written notice by either party under any of the following conditions:

11.2.1	If the other party has failed to cure a breach of any material term or condition under the CBR Agreement, and/or Services within thirty (30) days after receipt of Notice from the other party including a detailed description of such breach.

11.2.2	Either party assigns (by operation of law or otherwise, and including merger) or transfers any of the rights or responsibilities granted hereunder, without the prior written consent of the other party, except as permitted under this CBR Agreement or in the event of a sale of all or substantially all of such party’s assets, or transfer of a controlling interest in such party to an unaffiliated third party.

11.3 Upon termination of this CBR Agreement, and/or any Services, Integrator shall pay Cisco for all work performed under the affected Service(s) up to the effective date of termination at the agreed upon prices, fees and expense.

11.4 In the event this CBR Agreement is terminated by either party, neither shall have any further obligations under this CBR Agreement, except as provided herein. Termination of this CBR Agreement shall not constitute a waiver for any amounts due.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ATTACHMENT 1 to EXHIBIT C

SERVICES AVAILABILITY

Service	Discount	Availability

Technical Support Services

SMARTnet 8x5xNext Business Day (“NBD”) SMARTnet 8x5x4 SMARTnet 24x7x4	[***]% - [***]%	Please confirm via the service locator tool located in the Service Contract Center (SCC at http://tools.cisco.com/apidc/sam/search/seado

SMARTnet Onsite 8x5xNBD SMARTnet Onsite 8x5x4 SMARTnet Onsite 24x7x4

Software Application Services (“SAS”) Software Application Services with Updates (“SASU”)

Cisco Services for IPS

SMB Support Assistant

Advanced Service	DISCOUNT	Availability

Focused Technical Support/Network Optimization Support (FTS/NOS) – configuration as selected by End User and further detailed on Purchase Order	[***]%	Please confirm via the service locator tool located in the Service Contract Center (SCC at http://tools.cisco.com/apidc/sam/search/seado

Technology Application Support (TAS) – configuration as selected by End User and further detailed on Purchase Order	[***]%

Total Implementation Services (TIS)	[***]%
[***]%
Network Deployment Mentoring (NDM)

A current list of Services is provided above. List may be updated from time to time. Current information is available upon request.

1.	SMARTnet, SMARTnet O/S, SAS and SASU discounts are based on an attach rate, resulting in a discount calculated between 10% and 25%.

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ATTACHMENT 2 to EXHIBIT C

CISCO SUPPORT RESALE FORM

This form MUST be completed by Integrator for each order to resell Cisco brand Services to End Users.

Completion of this form will ensure:

●	Integrators receive the appropriate discounts.
●	Integrator’s End Users receive the entitled level of service and support.
●	Partner Notification e-mail is set up for Integrator.

STEP 1 - Complete Integrator billing information.

INTEGRATOR: Name and Billing Address (as they appear on Purchase Order): ☐ Same as Sales Order
Bill-to
Name:
Address:
City/State:
Country:
Postal Code:
Contact/
Phone No.:

Channel Certification Level:

PARTNER NOTIFICATION E-MAIL ADDRESS OR ALIAS

Address or Alias:                                                   (i.e. Integrator_TAC@Integrator.com)

Required if you would like to receive automatic notification of End User activity with Cisco on this Support Agreement.

STEP 2 - Complete Coverage Type, site details and existing contract information

☐ SMARTnet 8x5xNBD ☐ SMARTnet Onsite 8x5xNBD ☐ FTS/NOS	☐ SMARTnet 8x5x4 ☐ SMARTnet Onsite 8x5x4 ☐ TAS	☐ SMARTnet 24x7x4 ☐ SMARTnet onsite 24x7x4 ☐ SAS

End Customer Name:	Product Type:
Str:	Original Product Purchase Order:
City:	Serial Number:
State/Postal Code:
Country:
ATTN:
Phone/Fax:
Product/Serial No.

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Additional Sites Worksheet

☐ SMARTnet 8x5xNBD ☐ SMARTnet Onsite 8x5xNBD ☐ FTS/NOS	☐ SMARTnet 8x5x4 ☐ SMARTnet Onsite 8x5x4 ☐ TAS	☐ SMARTnet 24x7x4 ☐ SMARTnet onsite 24x7x4 ☐ SAS

End Customer Name:	Product Type:
Str:	Original Product Purchase Order:
City:	Serial Number:
State/Postal Code:
Country:
ATTN:
Phone/Fax:
Product/Serial No.

☐ SMARTnet 8x5xNBD ☐ SMARTnet Onsite 8x5xNBD ☐ FTS/NOS	☐ SMARTnet 8x5x4 ☐ SMARTnet Onsite 8x5x4 ☐ TAS	☐ SMARTnet 24x7x4 ☐ SMARTnet onsite 24x7x4 ☐ SAS

End Customer Name:	Product Type:
Str:	Original Product Purchase Order:
City:	Serial Number:
State/Postal Code:
Country:
ATTN:
Phone/Fax:
Product/Serial No.

☐ SMARTnet 8x5xNBD ☐ SMARTnet Onsite 8x5xNBD ☐ FTS/NOS	☐ SMARTnet 8x5x4 ☐ SMARTnet Onsite 8x5x4 ☐ TAS	☐ SMARTnet 24x7x4 ☐ SMARTnet onsite 24x7x4 ☐ SAS

End Customer Name:	Product Type:
Str:	Original Product Purchase Order:
City:	Serial Number:
State/Postal Code:
Country:
ATTN:
Phone/Fax:
Product/Serial No.

☐ SMARTnet 8x5xNBD ☐ SMARTnet Onsite 8x5xNBD ☐ FTS/NOS	☐ SMARTnet 8x5x4 ☐ SMARTnet Onsite 8x5x4 ☐ TAS	☐ SMARTnet 24x7x4 ☐ SMARTnet onsite 24x7x4 ☐ SAS

End Customer Name:	Product Type:
Str:	Original Product Purchase Order:
City:	Serial Number:
State/Postal Code:
Country:
ATTN:
Phone/Fax:
Product/Serial No.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ATTACHMENT 3 to EXHIBIT C

PROGRAM DESCRIPTIONS AND SAMPLE END USER AGREEMENT

Program Descriptions and a Sample End User Agreement can be downloaded from the URLs identified below.

PROGRAM DESCRIPTIONS

SMARTnet

[***]

SMARTnet Onsite

[***]

SAS/SASU

[***]

FTS/NOS

Focus Technical Support and Network Optimization Support Service Descriptions are available upon request.

SAMPLE AGREEMENT

Sample End User Agreement

http://www.cisco.com/warp/partner/synchronicd/cc/serv/mkt/sup/part/ptssof/tcspsv/brsp/brres/index.htm

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ATTACHMENT 4 to EXHIBIT C

END USER MINIMUM TERMS AND CONDITIONS FOR SUPPORT AGREEMENT

Each Support Agreement will be subject to the following minimum commercial terms and conditions:

(4)	End User will comply with Cisco’s and/or any other applicable Export Restrictions.

(5)

End User will comply with Cisco’s standard Software License Agreement for all Cisco software provided as well as any related Services (including any upgrades, patches, or Bug Fixes provided at a later time), which are expressly provided pursuant to FAR 52.227-19(*).

(6)	End User will comply with the additional commercial terms and conditions provided in the Program Description.

(5)	End User will keep all Cisco Confidential Information confidential.

(6)

Cisco or its suppliers’ liabilities shall be limited to the amounts paid to Cisco for the Service giving rise to the liability during the six (6) months preceding the event or circumstances giving rise to such liability. Liability under each Service shall be cumulative and not per incident.

(7)

In no event shall Cisco or its suppliers shall be liable for: (A) any indirect, incidental, special, punitive or consequential damages, lost profits or lost data, whether arising in contract, tort (including negligence) or otherwise; or (B) any costs or expenses for the procurement of substitute equipment or services in each case, even if End Users, Integrator, Cisco, or its suppliers have been informed of the possibility thereof,

(8)

Cisco makes no warranty of any kind with respect to the Product, express or implied, including, without limitation, the implied warranties of merchantability, fitness for a particular purpose and non-infringement of third party rights. Any and all Services provided hereunder shall be performed in a workmanlike manner.

In the event Advanced Services are resold by Integrator, each Support Agreement will be subject to the following additional commercial terms and conditions:

(9)

LICENSING. In the event that Cisco provides Software hereunder (whether on a Data Collection Tool or otherwise), Cisco grants to Integrator’s End User a nonexclusive and nontransferable license to use the Software, in object code form only, on the Data Collection Tool on which such Software is provided hereunder or, if no Data Collection is provided hereunder, on a single Hardware chassis, until the earlier of: (i) the expiration or termination of the Support Agreement; or (ii) Cisco’s request to End User that the Data Collection Tool(s) be returned to Cisco. End User shall have no right, and End User specifically agrees not to: (a) rent, lease, distribute, sell, transfer or sublicense its license rights to any other person, or use the Software on unauthorized or secondhand Cisco equipment; (b) make error corrections to or otherwise modify or adapt the Software nor create derivative works based upon the Software, or to permit third parties to do the same; or (c) copy, in whole or in part Software or document (except for one backup copy), decompile, decrypt, reverse engineer, disassemble or otherwise reduce all or any portion of the Software to human-readable form. Cisco shall make available any interface information which the End User’s entitled under applicable law, upon written notice request and payment of Cisco’s applicable fee.

(10)

LIMITATIONS. END USER EXPRESSLY ACKNOWLEDGES AND AGREES THAT IT IS SOLELY RESPONSIBLE FOR DETERMINATION AND IMPLEMENTATION OF ITS NETWORK DESIGN REQUIREMENTS. IN NO EVENT SHALL CISCO BE LIABLE FOR (A) ANY DISCLOSURE OF THE CONTENTS OR OUTPUT OF PERFORMANCE ANALYSES, NETWORK OR OTHER REPORTS AND/OR DATA COLLECTION TOOLS BY END USER’S EMPLOYEE(S) OR THIRD PARTY(S); (B)

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THE SECURITY OF END USER’S NETWORK OR FOR ANY UNAUTHORIZED ACCESS TO SUCH NETWORK BY END USER’S EMPLOYEE(S), CONTRACTOR(S), OR THIRD PARTY(S); OR (C) THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED IN ANY DESIGN REPORT. End User hereby indemnifies Cisco for any damage to or loss or theft of Data Collection Tools while in End User’s custody. End User must immediately return Data Collection Tool(s) to Cisco, as instructed by Cisco, upon the earlier of: (i) expiration or termination of the Support Agreement; or (ii) Cisco’s request to End User that the Data Collection Tool(s) be returned to Cisco.

A sample Support Agreement for use by Integrator is located at the URL identified in Attachment 3. Integrator shall attach the applicable Program Description to each Support Agreement between Integrator and End User.

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ATTACHMENT 5 TO EXHIBIT C

CISCO PROBLEM PRIORITIZATION AND ESCALATION GUIDELINE

To ensure that all problems are reported in a standard format, Cisco has established the following problem priority definitions. These definitions will assist Cisco in allocating the appropriate resources to resolve problems. Integrator must assign a priority to all problems submitted to Cisco.

PROBLEM PRIORITY DEFINITIONS:

Priority 1 :	An existing network is down or there is a critical impact to the End User’s business operation. Cisco, Integrator and End User will commit full-time resources to resolve the situation.
Priority 2:

Operation of an existing network is severely degraded, or significant aspects of the End User’s business operation are being negatively impacted by unacceptable network performance. Cisco, Integrator and End User will commit full-time resources during Standard Business Hours to resolve the situation.

Priority 3 :

Operational performance of the network is impaired while most business operations remain functional. Cisco, Integrator and End User are willing to commit resources during Standard Business Hours to restore service to satisfactory levels.

Priority 4 :

Information or assistance is required on Cisco product capabilities, installation, or configuration. There is clearly little or no impact to the End User’s business operation. Cisco, Integrator and End User are willing to provide resources during Standard Business Hours to provide information or assistance as requested.

Cisco encourages Integrator to reference this guide when Integrator-initiated escalation is required. If Integrator does not feel that adequate forward progress or the quality of Cisco service is satisfactory, Cisco encourages Integrator to escalate the problem ownership to the appropriate level of Cisco management by asking for the TAC Duty Manager.

CISCO ESCALATION GUIDELINE:

Elapsed Time	Priority 1	Priority 2	Priority 3	Priority 4
1-Hour	Customer Engineering Manager
4-Hour	Technical Support Director	Customer Engineering Manager
24-Hour	Vice President Customer Advocacy	Technical Support Director
48-Hour	President (CEO)	Vice President Customer Advocacy
72-Hour			Customer Engineering Manager
96-Hour		President (CEO)	Technical Support Director	Customer Engineering Manager

Note:

Priority 1 problem escalation times are measured in calendar hours 24 hours per day, 7 days per week. Priority 2, 3 and 4 escalation times correspond with Standard Business Hours.

The Cisco Manager to which the problem is escalated will take ownership of the problem and provide the Integrator with updates. Cisco recommends that Integrator-initiated escalation begin at the Customer Engineering Manager level and proceed upward using the escalation guideline shown above for reference. This will allow those most closely associated with the support resources to correct any service problems quickly.

ACCESSING TAC:

North America, South America:	+1-800-553-2447 (within the United States)
+1-408-526-7209
Europe, Middle East, Africa:	+32-2-778-4242
Asia Pacific:	+1-800-805-227 (within Australia)
+61-2-9935-4107

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AMENDMENT NO. 3

This Amendment No. 3 (“Amendment”) to the U.S. Systems Integrator Agreement (the “Agreement”) by and between Cisco Systems, Inc. (“Cisco”), a California corporation having its principal place of business at 170 West Tasman Drive, San Jose, CA 95134, and Presidio Networked Solutions, Inc. (“Integrator”), a Florida corporation formerly known as The Presidio Corporation having its principal place of business at 7601 Ora Glen Drive, Suite 100, Greenbelt, MD 20770, is entered into as of the date last written below (the “Effective Date”).

WHEREAS, Cisco and Integrator have previously entered into the Agreement dated May 14, 2002, as amended,

WHEREAS, Integrator acquired Networked Information Systems, LLC, and changed its name to Presidio Networked Solutions, Inc. pursuant to Articles of Merger filed with the Florida Department of State on February 2, 2007,

NOW WHEREFORE, the parties agree to amend the Agreement as follows:

1)	All references to Integrator in the Agreement, as amended, shall be deemed to refer to Presidio Networked Solutions, Inc.

2)	The term of the Agreement is extended until June 1, 2008.

3)	All other terms and conditions of the Agreement remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the last date which is written below.

CISCO SYSTEMS, INC.	PRESIDIO NETWORKED SOLUTIONS, INC. (formerly known as The Presidio Corporation)

BY:	BY:

(Authorized Signature)	(Authorized Signature)

NAME: FRANK A. CALDERONI	NAME: Teresa M. McMahon

TITLE: VP, WW SALES FINANCE	TITLE: CFO

DATE: Apr 23, 2007	DATE: 4/9/07

Confidential	Page 1	4/9/2007
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AMENDMENT NO. 4

This Amendment No. 4 (“Amendment”) to the U.S. Systems Integrator Agreement (the “Agreement”) by and between Cisco Systems, Inc. (“Cisco”), a California corporation having its principal place of business at 170 West Tasman Drive, San Jose, CA 95134, and Presidio Networked Solutions, Inc. (“Integrator”), a Florida corporation having its principal place of business at 7601 Ora Glen Drive, Suite 100, Greenbelt, MD 20770, is entered into as of the date last written below (the “Effective Date”).

WHEREAS, Cisco and Integrator have previously entered into the Agreement dated May 14, 2002, as amended,

NOW WHEREFORE, the parties agree to amend the Agreement as follows:

1)	The attached Exhibit C-1, Exhibit For the Purchase and Resale of Cisco Transactional Advanced Services, is hereby added to the Agreement as Exhibit C-1, Exhibit For the Purchase and Resale of Cisco Transactional Advanced Services.

2)	All other terms and conditions of the Agreement remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the last date which is written below.

CISCO SYSTEMS, INC.	PRESIDIO NETWORKED SOLUTIONS, INC.

BY:	BY:

(Authorized Signature)	(Authorized Signature)

NAME: Ted Hull	NAME: David C Hart

TITLE: VP-CSF	TITLE: EVP/CTO

DATE: 3/28/2008	DATE: 11/20/07

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EXHIBIT C-1

EXHIBIT FOR THE PURCHASE AND RESALE OF CISCO TRANSACTIONAL ADVANCED SERVICES

This Exhibit for the Purchase and Resale of Cisco Transactional Advanced Services (“Exhibit”), and all referenced Appendices, supplement the Agreement, and govern Integrator’s purchase of Transactional Advanced Services for its own Internal Use and for Resale to End Users. Any capitalized terms not defined herein shall have the meaning ascribed to such terms in the Agreement. Except as modified by this Exhibit, all terms and conditions of the Agreement shall remain in full force and effect. To the extent there is a conflict between the terms of the Agreement and this Exhibit, the terms of this Exhibit shall control as to the subject matter of this Exhibit.

1.	Definitions (for the purposes of this Exhibit only) are those in Appendix A (Glossary of Terms) at the end of this Exhibit or as defined in the Agreement.

2.	Scope.

a.

This Exhibit amends the Agreement to include the terms and conditions under which Integrator may purchase Transactional Advanced Services from Cisco for: (i) its Internal Use and (ii) Resale to End Users. The terms and conditions under which integrator may purchase and resell subscription (Service Description-based) Advanced Services, if any, are as set forth in the Agreement, and are not modified in any way by this Exhibit.

b.	The Cisco Brand Resale Support Exhibit or Cisco Brand Resale Support Appendix (as the case may be) as set forth in the Agreement is hereby amended to allow for the purchase and resale of Transactional Advanced Services to End Users.

c.	The term “Services” as defined in the Agreement and related Support Exhibit(s) is hereby amended to include Transactional Advanced Services. Except as set forth herein, all terms and conditions regarding Integrator’s purchase and resale of Services (including Transactional Advanced Services), and delivery of such Services by Cisco shall be as set forth in the Agreement.

3.

Orders. Integrator shall, upon and subject to approval by Cisco, purchase Transactional Advanced Services by issuing a Purchase Order. For Transactional Advanced Services intended for Resale to an End User, Integrator will comply with the resale procedure as set forth in this Exhibit. Each Purchase Order must be signed/sealed, as applicable, if requested by Cisco, or (in the case of electronic transmission) sent, by an authorized representative, indicating the SOW project identification number, specific Services, quantity, price, total purchase price, bill-to and ship-to names (if for Resale), addresses, tax exempt certifications, if applicable, reference to this Exhibit, and any other special instructions. No contingency contained on any Purchase Order shall be binding upon Cisco. The terms of this

Exhibit shall apply, regardless of any additional or conflicting terms on any Purchase Order or other correspondence or documentation submitted by Integrator to Cisco, and any such additional or conflicting terms are deemed rejected by Cisco.

4.	Advanced Services – Statements of Work.

a.

The Transactional Advanced Services will be provided by Cisco pursuant to the terms and conditions of this Exhibit and the Agreement. Cisco may use subcontractors (under separate contract to Cisco) to perform the Transactional Advanced Services, or portion(s) thereof.

b.

Cisco will not proceed with performing Transactional Advanced Services until both Integrator and Cisco have signed the applicable SOW. Each SOW, once signed by both parties, shall become a part of this Exhibit. Each SOW shall at least include:

-	A description of each party’s obligations,
-	An estimated performance schedule, Including Milestones, when applicable;
-	Completion criteria that Cisco will meet to fulfill its obligations under the SOW; and
-	Identification of primary contacts for Cisco, Integrator and End User, if applicable.

c.	SOWs may only be amended by a written document signed by each party’s authorized representative, and per the change management procedures set forth therein.

d.

The applicable SOW(s) exclusively define the scope of the Transactional Advanced Services. Integrator agrees that Cisco is not responsible for providing any Services (to Integrator or End User, as applicable) beyond those explicitly set forth in the SOW(s). To the extent there is a conflict between the terms of a SOW and this Exhibit, the terms of this Exhibit shall control, unless explicitly stated otherwise in the SOW.

5.	Pricing.

a.	Prices for Transactional Advanced Services shall be as specified in the applicable SOW.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISION.

b.

All prices are exclusive of any taxes, fees, duties or other applicable amounts. Integrator shall pay the taxes related to Transactional Advanced Services purchased pursuant to this Exhibit, or Integrator shall present an exemption certificate acceptable to the taxing authorities. Applicable taxes, if any, shall be billed as a separate item on the Invoice. Cisco reserves the right to increase the Transactional Advanced Service fee in the event Integrator determines any withholding tax obligation prevents Cisco from receiving the specified prices for such Transactional Advanced Services pursuant to Section 5(a) above.

c.	Prices for Transactional Advanced Services are not subject to any discount.

6.	Payment and Invoicing.

a.

Payment. All Purchase Orders are subject to credit approval and, subject thereto, payment terms are net thirty (30) days from the date of invoice. Unless otherwise agreed by Cisco, all payments shall be made in the currency used by the Cisco Systems entity with which Integrator has placed its Purchase Order. Any sum not paid by Integrator when due shall bear interest from the due date until paid at a rate of: (i) [***] per cent per annum or (ii) the maximum rate permitted by law, whichever is less.

b.

Invocing. Cisco will invoice Integrator upon completion of each Milestone as defined in the SOW, per the SOW’s Milestone schedule. Invoices may contain multiple Milestones. The SOW Milestone schedule supersedes any Milestones identified in a Purchase Order; nevertheless, unless otherwise mutually agreed upon via a change management procedure, the total invoiced amounts for SOW Milestones shall not exceed the total amount of Integrator’s Purchase Order. Integrator shall not delegate to End User (or any other third party) or otherwise assign the task of accepting or assessing completion of Milestones; any language to the contrary in any SOW is void and of no effect. If a SOW does not contain a Milestone schedule, Cisco will Invoice Transactional Advanced Services performed under such SOW as set forth in such SOW.

7.	Term and Termination.

a.	The term of this Exhibit is effective as of the Effective Date and shall, subject to any early termination as provided herein, terminate when the Agreement is terminated or expires.
b.	The term of each SOW shall commence on the last date of signature of the SOW and continue until last Milestone completion, unless otherwise specified in the SOW.

c.	Cisco shall have a lead-time of up to sixty (60) days from acceptance of Purchase Order for scheduling of Transactional Advanced Services.

d.	This Exhibit, and any Transactional Advanced Services being performed hereunder, may be terminated immediately by either party upon written notice:

(i)

if the other party breaches any of the material provisions of this Exhibit and the breach is not capable of being cured or after providing thirty (30) days written notice to the breaching party if the breaching party fails to cure such breach within such period;

(ii)

if the other party: (w) ceases, or threatens to cease to carry on business as a going concern; or (x) becomes or may become the object of the institution of voluntary or Involuntary proceedings in bankruptcy or liquidation, or (y) a receiver or similar officer is appointed with respect to the whole or a substantial part of its assets; or (z) an event similar to any of the foregoing occurs under applicable law; or

(iii)

if, except as provided below, either party assigns (by operation of law or otherwise, including merger) or transfers any of the rights or responsibilities granted under this Exhibit or any SOW, without the prior written consent of the other party, or in the event of a sale of all or substantially all of such party’s assets, or transfer of a controlling interest in such party to an unaffiliated third party. Notwithstanding the foregoing: (y) Cisco reserves the right to subcontract Transactional Advanced Services to any Affiliate or third party organization to provide Transactional Advanced Services to Integrator, and (z) Cisco may assign this Exhibit or all or any portion of its rights and obligations hereunder, to any Affiliate of Cisco.

e.	If Transactional Advanced Services fees are not paid when due and payment has not been received within thirty (30) days after notice from Cisco of such past due payment, Cisco may withhold the provision of Transactional Advanced Services until all amounts past due are paid in full, and/or immediately terminate this Exhibit or any SOW(s).

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f.	If, following termination or expiration of this Exhibit, Integrator places Purchase Orders and Cisco accepts such Purchase Orders, then any such Purchase Orders shall be governed by the terms and conditions of this Exhibit notwithstanding the earlier expiration or termination of this Exhibit; provided, however, that acceptance by Cisco of any such Purchase Order will not be considered a renewal of this Exhibit.

g.	Each SOW shall terminate immediately upon termination of this Exhibit, unless otherwise agreed by the parties. Notwithstanding the foregoing, the parties’ ongoing obligations under any non-terminated SOWs will continue through the end of their defined term, unless otherwise agreed by the parties in writing.

h.	Upon termination of this Exhibit or any SOW, Integrator shall pay Cisco for all work Cisco has performed up to the effective date of termination at the agreed upon prices, fees and expense reimbursement rates.

8.	Procedure to Resell Transactional Advanced Services.

a.	Resale Procedure. The following procedure is for Integrator’s Resale of Transactional Advanced Services to End User(s):

(i)	Integrator will submit a request for services and a request for proposal (“RFP”) for the proposed Transactional Advanced Services to Cisco. The RFP should include the following information: End User name, relevant information regarding End User’s Network(s), Product(s) and Software Involved, and the scope of the requested Transactional Advanced Services.

(ii)	Upon receipt of the RFP, Cisco will work with Integrator to size and scope the proposed Transactional Advanced Services, and provide Integrator with a quote for Transactional Advanced Services as a SOW. A valid SOW will identify the Transactional Advanced Services and any Deliverables, the respective responsibilities of Cisco, Integrator and End User, any special terms and conditions, the price for such Transactional Advanced Services and the period during which such Transactional Advanced Services shall be provided. Each SOW must (y) be signed by a duly authorized representative of Cisco and (z) have a unique Cisco reference number. No SOW is valid without an accompanying Cisco reference number.
(iii)	Integrator shall sign the SOW, and submit the SOW to Cisco.

(iv)	Integrator shall issue to Cisco a valid Purchase Order that references the SOW.

(v)	If Cisco accepts Integrator’s Purchase Order and the signed SOW, Cisco will:

(1)	Signify its acceptance of the SOW;

(2)	Confirm receipt and entry of Integrator’s Purchase Order; and

(3)	Schedule commencement of such Transactional Advanced Services pursuant to the SOW within sixty (60) days.

b.	Cisco’s Rights and Obligations.

(i)	Cisco will make available for resale by integrator only the Transactional Advanced Services described in a Cisco SOW as a response to an Integrator RFP.

(ii)	The Transactional Advanced Services described in the SOW will be subject to the Change Management Procedures defined therein.

(iii)	Cisco has the right to refuse to provide Transactional Advanced Services requested in an RFP, and any Transactional Advanced Services as a result of the Change Management Procedures, at its sole discretion.

(iv)	Cisco has no obligation to fulfill Transactional Advanced Services represented by Integrator to End User that are not explicitly set forth in a SOW accepted by Cisco.

c.

Integrator’s Rights and Obligations. For Transactional Advanced Services for which Integrator has followed the above procedure to resell, and after Cisco has accepted the SOW for such Transactional Advanced Services:

(i)	Integrator is authorized, on a non-exclusive basis, to resell such Transactional Advanced Services to End User pursuant to the provisions of this Exhibit.

(ii)	Integrator agrees that prior to accepting a purchase order from an End User for such Transactional Advanced Services, Integrator shall either:

(1)	Ensure that for each Transactional Advanced Service purchased, End User understands Cisco’s obligations and End User’s responsibilities and obligations under the applicable SOW; or

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISION.

(2)	Include the project scope and responsibilities of each party for each Transactional Advanced Service as set forth in the applicable SOW in its separate contract(s) with End User for each Transactional Advanced Service resold by Integrator, and disclose that Integrator has contracted with Cisco for the provision of such Transactional Advanced Services.

(iii)	Integrator shall provide to Cisco, and Cisco shall ensure that its personnel or subcontractors make commercially reasonable efforts to comply with End User’s security regulations in their activities at End User sites or in connection with End User systems; however, Cisco’s personnel or agents shall not be required to sign individual agreements with End User or Integrator or waive any personal rights such personnel or agents might have.

9.	Warranty.

a.

ALL TRANSACTIONAL ADVANCED SERVICES PROVIDED HEREUNDER SHALL BE PERFORMED IN A WORKMANLIKE MANNER. EXCEPT AS SPECIFIED IN THIS SECTION 9, CISCO HEREBY DISCLAIMS AND INTEGRATOR WAIVES ALL REPRESENTATIONS, CONDITIONS AND WARRANTIES (WHETHER EXPRESS, IMPLIED, OR STATUTORY), INCLUDING WITHOUT LIMITATION, ANY WARRANTY OR CONDITION: (I) OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, TITLE, SATISFACTORY QUALITY, QUIET ENJOYMENT OR ACCURACY, OR (II) ARISING FROM ANY COURSE OF DEALING, COURSE OF PERFORMANCE, OR USAGE IN THE INDUSTRY.

b.	TO THE EXTENT AN IMPLIED WARRANTY CANNOT BE DISCLAIMED, SUCH WARRANTY IS LIMITED IN DURATION TO THE APPLICABLE EXPRESS WARRANTY PERIOD. INTEGRATOR’S SOLE AND EXCLUSIVE REMEDY FOR BREACH OF WARRANTY SHALL BE, AT CISCO’S OPTION, RE-PERFORMANCE OF THE TRANSACTIONAL ADVANCED SERVICES; OR TERMINATION OF THIS EXHIBIT OR THE APPLICABLE TRANSACTIONAL ADVANCED SERVICES AND RETURN OF THE PORTION OF THE TRANSACTIONAL ADVANCED SERVICE FEES PAID TO CISCO BY INTEGRATOR FOR SUCH NON-CONFORMING TRANSACTIONAL ADVANCED SERVICES.
10.	[***]

11.

License. Nothing in any SOW shall amend the licenses provided with any Cisco hardware or software products, integrator’s and End User’s intellectual property license rights provided hereunder, if any, shall be as set forth in Appendix B. The provisions in Appendix B apply only to those Transactional Advanced Services, Deliverables and other Intellectual Property detailed in any SOW.

a.	If the Transactional Advanced Services are for Resale by Integrator to End User, then:

(i)	Integrator hereby agrees to provide a copy of the terms and conditions in Appendix B (or substantially similar terms and

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conditions) to End User and have End User agree to be bound by such terms and conditions pursuant to a legally enforceable written agreement. Integrator agrees that it will be liable to Cisco for any breach of such terms and conditions by End User; and

(ii)

Except as otherwise set forth in a separate written agreement with Cisco or in an applicable SOW and subject to the terms and conditions herein, Cisco hereby grants Integrator a limited, non-exclusive, non-transferable right (without right to sublicense) to use, copy and distribute to End User: (i) Software provided as a result of Transactional Advanced Services, if any, (ii) the Deliverables specified in each SOW (in object code form if Software), if any, and (iii) Data Collection Tools, if any, solely for the purpose of fulfilling any Integrator obligations to End User as explicitly set forth in an applicable SOW, if any.

12.

Ownership. As between Integrator and Cisco, Cisco shall at all times retain all right, title and interest in and to all pre-existing Intellectual Property owned by Cisco as of the Effective Date and all Intellectual Property in and to the Transactional Advanced Services, Products, Deliverables and Data Collection Tools or other Intellectual Property provided or developed by Cisco or a third party on Cisco’s behalf thereafter. As between Integrator and Cisco, Integrator shall at all times retain all right, title and interest in and to all pre-existing Intellectual Property owned by Integrator as of the Effective Date and all Intellectual Property that is developed by Integrator or by a third party on Integrator’s behalf thereafter without the benefit of any of Cisco’s Intellectual Property. Third party hardware and software shall at all times be owned by the applicable third party.

13.

Contracting with U.S. Federal Government. To the extent Transactional Advanced Services engagements relate to a U.S. Federal Government contract, Cisco’s Transactional Advanced Services offerings are “commercial item” as that term is defined under FAR 2.101. Cisco offers and/or provides these services upon a competitive basis and in substantial quantities in the commercial marketplace based upon established market prices for specific tasks performed under standard commercial terms and conditions.

14.

Survival. Sections 6 (Payment and Invoicing), 7 (Term and Termination), 9 (Warranty), 10 (Limitation of Liability and Consequential Damages Waiver), 11 (License), 12 (Ownership), 14 (Survival) and the Glossary of Terms and License

Rights Appendices shall survive the termination or expiration of this Exhibit.

[Appendix A, Glossary of Terms and

Appendix B, License Rights, Follows]

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISION.

APPENDIX A

GLOSSARY OF TERMS

Advanced Services means the proactive services as set forth in the AS Service Description(s) found at [***] and/or SOW(s) selected by the Integrator. Advanced Services does not include Cisco’s core maintenance services, such as Smartnet or Software Application Services, nor does it apply to the purchase, support or maintenance of any Products. Only SOW-based Transactional Advanced Services are covered by this Exhibit.

Affiliate with respect to a party, means any corporation, firm, partnership, limited liability company or other entity, whether de jure or de facto, that directly or indirectly owns, is owned by, or is under common ownership with such party to the extent of at least fifty percent (50%) of the equity having the power to vote on or direct the affairs of such party, and any person, firm, partnership, corporation, limited liability company or other entity actually controlled by, controlling, or under common control with such party.

Deliverable(s) means, with respect to each SOW, the items specified as deliverables in the SOW, if any.

Intellectual Property means any and all tangible and intangible: (i) rights associated with works of authorship throughout the world, including but not limited to copyrights, neighboring rights, moral rights, and mask works, and all derivative works thereof, (ii) trademark and trade name rights and similar rights, (iii) trade secret rights, (iv) patents, designs, algorithms and other industrial property rights, (v) all other intellectual and industrial property rights (of every kind and nature throughout the world and however designated) whether arising by operation of law, contract, license, or otherwise, and (vi) all registrations, initial applications, renewals, extensions, continuations, divisions or reissues thereof now or hereafter in force (including any rights in any of the foregoing).

Milestone means a specific goal, objective or event pertaining to Transactional Advanced Services described under the terms of the SOW, as applicable.

Statement of Work or SOW means the documents agreed upon by the parties pursuant to this Exhibit that define the services and deliverables, if any, to be provided thereunder.

Transactional Advanced Services means the project related or consultancy services sold under a Statement of Work.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISION.

APPENDIX B

LICENSE RIGHTS

a.	Licenses shall mean either the End User (in the case of Transactional Advanced Services intended for Resale to End User) or Integrator (in the case of Transactional Advanced Services sold to Integrator for Integrator’s Internal Use).

b.	Cisco grants to Licensee a worldwide, non-exclusive and non-transferable license to use for Licensee’s internal business use only: (i) Software provided as a result of Transactional Advanced Services, if any, (ii) the Deliverables specified in each SOW (in object code form if Software), if any, and (iii) Data Collection Tools, if any. This license grant does not include the right to sublicense.

c.	This license shall be governed by: (i) the terms and conditions attached to the Software or in the absence of such terms by the license posted at [***] and (ii) this Exhibit and the Agreement.

d.	Licensee agrees that it is licensed to use Software: (1) only on Hardware; or (2) in the case of Application Software, on third party hardware, (except as otherwise authorized in the Software Documentation); or (3) in the case of Data Collection Tools, in object code form only, on the Data Collection Tool on which such Software is provided.

e.	The license is perpetual, provided Licensee is not in breach of this Exhibit. Notwithstanding the above, the license for Data Collection Tools is valid until the earlier of: (i) the expiration or termination of the SOW under which the Data Collection Tool was provided; or (ii) Cisco’s request to Licensee that the Data Collection Tool(s) be returned to Cisco.

f.	Except as expressly authorized, neither End User nor Integrator shall (nor permit a third party to): download more than one copy of the Software, copy, in whole or in part, any Software, Deliverable or Data Collection Tool, make error corrections or otherwise modify, decompile, decrypt, reverse engineer, disassemble or otherwise reduce all or any portion of any Software, Deliverable or Data Collection Tool which is software to human-readable form; or transfer, sublicense, rent, lease, distribute, sell, or create derivative works of any Deliverables. There are no implied licenses and all rights not expressly granted herein are reserved to Cisco.

g.	When Licensee updates or upgrades a copy of Software to a new release, Licensee shall not use (except for a limited period of parallel testing) the new Software release and the corresponding copy of the previous Software release concurrently. Under no circumstances shall the previous release be re-used or transferred to any other device(s).

h.	U.S. Government End User Purchasers. The Software and Documentation qualify as “commercial items,” as that term is defined at Federal Acquisition Regulation (“FAR”) (48 C.F.R.) 2.101, consisting of “commercial computer software” and “commercial computer software documentation” as such terms are used in FAR 12.212. Consistent with FAR 12.212, FAR 52.227-19 Commercial Computer Software—Restricted Rights and DoD FAR Supp. 227.7202-1 through 227.7202-4, and notwithstanding any other FAR or other contractual clause to the contrary in any agreement into which this Exhibit may be incorporated, Customer may provide to Government end user or, if this Exhibit is direct, Government end user will acquire, the Software and Documentation with only those rights set forth in this Exhibit. Use of either the Software or Documentation or both constitutes agreement by the Government that the Software and Documentation are “commercial computer software” and “commercial computer software documentation,” and constitutes acceptance of the rights and restrictions herein.

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Amendment No. 5 to Systems Integrator Agreement

This Amendment No. 5 (“Amendment”) to the Systems Integrator Agreement, dated May 14, 2002, as amended, (the “Agreement”) is entered into by and between Cisco Systems, Inc. (“Cisco”), a California corporation having its principal place of business at 170 West Tasman Drive, San Jose, CA. 95134, and Presidio Networked Solutions, Inc., a Florida corporation formerly known as The Presidio Corporation, having its principal place of business at 7601 Ora Glen Drive, Suite 100, Greenbelt, Maryland 20770 (“Presidio”). This Agreement is entered into and is effective as of the date last signed below (the “Amendment Effective Date”).

WHEREAS, Cisco and Presidio have previously entered into the Agreement dated May 14, 2002, as amended,

NOW WHEREFORE, the parties hereto agree to amend the Agreement as follows:

1)	Section 14.1 is hereby deleted and replaced it in its entirety with the following:

“This Agreement shall commence on the Effective Date for a period of two (2) years, unless extended by written agreement (including an electronically accepted agreement) of both parties or sooner terminated as set forth below. Cisco may, by written notice to Integrator, given at least thirty (30) days prior to the end of the then-current term of the Agreement, extend the term of the Agreement for the period set forth in such notice. Notwithstanding Cisco’s right to extend the term of this Agreement, each party acknowledges that this Agreement shall always be interpreted as being limited in duration to a definite term and that the other party has made no commitments whatsoever regarding the duration or renewal of this Agreement beyond those expressly stated herein.”

2)	Section 14.2 is hereby deleted and replaced in its entirety with the following:

“Either party may terminate this Agreement at any time by providing the other party with at least sixty (60) calendar days prior written notice of intent to terminate, provided that the escalation process set forth herein has been followed.”

3)	Section 14.3 is hereby deleted and replaced in its entirety with the following:

“Cisco may terminate this Agreement upon at least twenty (20) calendar days’ written notice to Integrator, in the event it becomes known that (i) Integrator, an Affiliate, or Integrator’s direct or indirect parent acquires a Controlling Interest in a Restricted Third Party (as defined below), or (ii) a Controlling Interest in Integrator or in its direct or indirect parent is acquired by a Restricted Third Party, or (iii) a Controlling Interest in Integrator or in its direct or indirect parent is transferred to a Restricted Third Party.

For purposes of this Section, “Restricted Third Party” means (a) a “Competitor” of Cisco, defined as any manufacturer or supplier of networking, internetworking or communications products having five percent (5%) or more of the United States or global market share of any of the above referenced product markets, as defined by either IDC or Gartner, Inc., or another mutually agreed third party market analyst. The term “Competitor” excludes an existing direct Cisco channel partner in good standing; (b) an entity which does not meet Cisco’s standard credit approval requirements used in the ordinary course of business; or (c) an entity with which Cisco is or has been engaged in any material dispute, including pending or threatened litigation, settlement discussions, arbitration or mediation or other similar form of dispute.

For purposes of this Section, “Affiliate” means, with respect to Integrator, any other person who, directly or indirectly, is the beneficial owner of 50% or more of voting securities of Integrator, or of which Integrator, directly or indirectly, is the owner of 50% or more of voting securities.

For purposes of this Section, a “Controlling Interest” in a corporation means to have control of a large enough block of voting stock shares in a company such that no one stock holder or coalition of stock holders can successfully oppose a motion.”

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4)

Section 11 (a)(i) of Exhibit C-1, entitled Exhibit of the Purchase and Resale of Cisco Transactional Advanced Services, shall be modified to remove the following language: “Integrator agrees that it will be liable to Cisco for any breach of such terms and conditions by End User.”

5)	Section 24.10 shall be added and read as follows:

“Escalation Process: Each Party will negotiate in good faith with the other in an effort to effectively resolve any issues which may arise under the Agreement. If a dispute cannot be resolved through the standard channels, either Party may invoke the escalation process set forth below.

●

Step 1: the escalating Party will inform the other Party’s account representative in writing of the issue, and indicate that they are initiating the Escalation Process under Section 24.10 of the Agreement. At Cisco, the account representative is the Channel Account or Channel Services Account Manager. At Presidio, the account representative is the Exec. VP, CTO. The account representative will respond within ten (10) business days with a proposed resolution.

●

Step 2: if the escalating party is not satisfied with the proposed resolution, the issue will be further escalated upon the request of the unsatisfied party to successive levels of management up to and including the Vice President for US and Canada Channels for Cisco and up to and including the CEO for Presidio. Each additional escalation level shall have five (5) business days unless otherwise agreed by the Parties in writing to propose and come to resolution.

●	Step 3: If no resolution is reached via steps 1 and 2, the Parties may evaluate their contractual options, including termination.”

6)	The term of the Agreement shall be extended for two (2) years from the Amendment Effective Date.

7)	Exhibit C of the Agreement is hereby deleted in its entirety and replaced with the attached Exhibit C.

All other terms and conditions of the Agreement remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the last date which is written below.

CISCO SYSTEMS, INC.	PRESIDIO NETWORKED SOLUTIONS, INC.

By	By

Ted Hull	Jay T. Staples
Name	Name

VP-CSF	General Counsel
Title	Title

2/10/2009	1/22/09
Date	Date

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EXHIBIT C

This Support Exhibit (“Exhibit”) supplements the Agreement and all the terms and conditions of the Agreement apply to this Exhibit; provided that, to the extent there is a conflict between the Agreement and this Exhibit, the terms of this Exhibit take precedence over the terms and conditions of the Agreement with regard to the subject matter described herein. All capitalized words have the meaning ascribed to them in Appendix A (Definitions) or as defined in the Agreement.

SCOPE

This Exhibit describes the terms and conditions for (a) Integrator’s resale of Services to End Users, (b) Cisco’s direct delivery of the Services to End Users, and (c) Cisco’s Support to Integrator. At all times, Cisco shall perform the Services on Integrator’s behalf. In no event will Integrator be deemed to be an agent of Cisco.

1.0	PROCEDURE TO RESELL TECHNICAL SUPPORT SERVICES

Integrator is authorized on a non-exclusive basis to resell Technical Support Services to End Users in accordance with the Agreement and this Exhibit. Integrator may request such Services as follows:

1.1        Integrator will initiate its request by providing Cisco the following information via the Ordering Tools or Service Contract Center:

(a)	all relevant End User information;

(b)	a preliminary Equipment List that includes all of the End-User’s Product Information to be covered by the Services, including Cisco serial numbers; and

(c)	a valid Purchase Order from Integrator to Cisco.

1.2        Upon Cisco’s receipt of the information in Section above, Cisco will:

(a)	validate Product model(s) and serial numbers;

(b)	provide an Equipment List and Maintenance Contract Number to Integrator; and

(c)	schedule to start providing Services on the date stated in the Equipment List, which may be up to sixty (60) days following the date of the Purchase Order acceptance by Cisco.

2.0	PROCEDURE TO RESELL ADVANCED SERVICES

2.1	Integrator is authorized on a non-exclusive basis to resell Advanced Services to End Users in accordance with the Agreement and this Exhibit. Integrator may request such Services as follows:

2.1.1      Integrator will initiate its request for Advanced Services by providing Cisco with a request for proposal (RFP) that includes all relevant End User information and requirements for the requested Advanced Services.

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2.1.2    Upon Cisco’s receipt of the RFP, Cisco will provide to Integrator a quote for Services (“Quote”). A valid Quote will identify (a) the Services and any deliverables (as applicable from the relevant Services Description), (b) the respective responsibilities of Cisco, Integrator and End User, (c) any special terms and conditions, (d) the price for such Services, and (e) the period during which such Services will be provided. Each Quote must (i) be signed by a duly authorized representative of Cisco, and (ii) have a unique Cisco reference number. No Quote will be valid without an accompanying Cisco reference number.

2.1.3    For Integrator’s resale of the Advance Services described in the Quote, Integrator will issue to Cisco a Purchase Order referencing the valid Quote.

2.1.4    Upon Cisco’s acceptance of the Purchase Order, Cisco will:

(a)	validate the Cisco reference number referred in the Purchase Order;

(b)	assign a particular contract number for the Services to be performed; and

(c)	schedule to start providing the Services within sixty (60) days following the date of Cisco’s acceptance of the Purchase Order.

3.0	CISCO’S RIGHTS AND OBLIGATIONS

3.1        Cisco.com Access. Cisco will provide Integrator with an appropriate level of partner access to Cisco.com. This system provides Integrator with technical and general information on Products, as well as access to Cisco’s on-line Software Center library.

3.2        Resale of Services. Cisco will make available the Services listed at / for resale by Integrator. Integrator may distribute these Service Descriptions to it’s End Users. Cisco may provide copies of any of the Services Descriptions to Integrator or an End User. Services are subject to the availability limitations specified in each Services Description and/or Quote.

3.3        Services to Be Provided. For each Service purchased by Integrator, Cisco will make available to End User, on Integrator’s behalf, the Services described in the applicable Services Description and/or the Quote.

3.4        Warranty. For the duration of the Cisco warranty period, Cisco will make available Bug Fixes and Hardware replacement Support to Integrator as follows:

3.4.1    Bug Fixes.

(a)	When required, Cisco will make new Software available to Integrator to correct a problem, or provide a network-bootable Software image, as determined by Cisco.

(b)

Distribution Rights. Cisco grants Integrator the right to distribute Bug Fixes to its End Users entitled to such warranty-related support, provided each such End User is currently licensed to use the Software.

3.4.2    Hardware Support. Cisco will replace Products in accordance with the warranty terms set forth in the published Product warranty provided with the original Product, and in conformance with Cisco’s Return Material Authorization (RMA) process.

3.5        Inspection Fee. In order to be eligible to receive the Services as set out herein for Products that have not been previously supported, Products for which support has lapsed, or Other Products, the following will apply:

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3.5.1    Cisco may charge an inspection fee for Products and Other Products in accordance with Cisco’s standard fee schedule on the Price List in effect at the time of inspection (any related upgrades, replacements, repairs, or troubleshooting are excluded); and

3.5.2    Integrator shall provide Cisco with such information as Cisco may require to ensure that a valid Software license exists for Software to be supported. If a valid Software license does not exist, Integrator shall pay Cisco the Software license fee for the Software.

3.6         Survey and Inventory Review. Cisco reserves the right to survey an End User for use in ensuring End User’s satisfaction with the Services, and Integrator’s and/or Cisco’s Support. From time-to-time, Cisco will be entitled to perform an inventory review of an End User’s installed base and review serial numbers and other records (upon reasonable advance notice) to validate entitlement. Cisco will charge a Service fee if it finds that unauthorized Services are being provided. For such purposes, Integrator shall timely provide Cisco with End User contact and other relevant information. Upon notice to Integrator, Cisco will be entitled to suspend or terminate any portion of a Service in instances when it is unable to perform an inventory review or otherwise verify End User’s entitlement to the Service.

4.0	INTEGRATOR RIGHTS AND OBLIGATIONS

4.1         Integrator will complete the Business Partner Readiness Assessment prior to resale of any Services hereunder.

4.2         Prior to accepting a purchase order from an End User, Integrator shall ensure End User is aware of the contents of the relevant Services Descriptions and End User Obligations by either referring the End User to these documents located at / or providing End User with a current copy of these documents.

4.3         Integrator is responsible for ensuring that End User utilizes Software for use with Products for which applicable Services and license fees have been paid.

4.4         Integrator will provide to End User confirmation and registration materials for the Services to be performed by Cisco on Integrator’s behalf, including, but not limited to, a copy of the Equipment List and Maintenance Contract Number.

4.5         Integrator may take the First Call from the End User and may open a case with Cisco on behalf of the End User using the applicable Maintenance or other Contract Number(s) and Cisco serial number(s). At all times, End User may call Cisco directly for support.

4.6         Equipment List:

4.6.1     Integrator shall ensure that all Products (including serial numbers) for which Services are being provided are listed in the Equipment List(s).

4.6.2     Integrator must provide Cisco with at least thirty (30) days advance notice of requested addition(s) to the Equipment List. In addition, at least thirty (30) days advance notice to Cisco is required for Product relocations and service level/Product configuration changes, when applicable. Integrator shall notify Cisco in writing (via facsimile, electronic mail or using Cisco.com) of any Products on the Equipment List that End User has moved to a new location.

4.6.3     Integrator may revise an Equipment List to account for new Products, service level upgrades and Product configuration changes by submitting a Purchase Order to Cisco that requests such revisions. Such Purchase Orders are subject to Cisco’s acceptance and any Services requested are subject to availability. For the requested

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changes, Cisco will charge the pro-rated difference from the date the change is requested to the end of the impacted Equipment List’s term.

4.7        Integrator will manage and escalate, in accordance with the Cisco Severity and Escalation Guideline (Appendix B), all calls taken by Integrator on behalf of the End User.

4.8        Integrator’s Warranty Service.  Integrator shall provide to its End Users, at no additional charge, all warranty services applicable to the Products when they were purchased by End User for a minimum of the warranty period set forth in the published Product warranty provided with the original Product. The warranty will commence upon shipment to the Integrator or as otherwise stated in the Product warranty statement shipped with the original Product. The warranty services provided by Integrator must include, at a minimum, the following Software and Hardware replacement services:

4.8.1        Integrator will distribute Bug Fixes to the End User during the warranty period.

4.8.2        Integrator will meet the replacement obligations stated in the then-current published Product warranty applicable to the particular Product sold to the End User.

4.8.3        Returns Coordination. For Products returned to Cisco for replacement, Integrator will:

(a)    Coordinate the return of all failed parts, freight and insurance prepaid, to the location designated by Cisco. For any Products replaced pursuant to the Product warranty terms, integrator shall return failed/defective Products within ten (10) days after receipt of the replacement Product, otherwise, Cisco may invoice Integrator, and Integrator will pay, the then-current list price of the Product, less Integrator’s standard contract discount; and

(b)    properly package all Products prior to shipping to Cisco, include a written description of the failure; describe any changes or alterations made to the Product, and tag each returned Product with the RMA transaction number provided by Cisco. Products returned to Cisco must conform in quantity and serial number to the RMA request.

4.9        Unsupported End User List.  If Integrator elects not to support Products under this Exhibit at the time of a Product purchase or if, for any reason, a Product becomes unsupported at some point after the Product’s initial deployment, Integrator shall provide Cisco with the End User’s information, including but not limited to End User name, address and phone number, within 90 days of the Product becoming unsupported. Integrator authorizes Cisco to contact the End User for the express purpose of contracting directly with End User for support services for the unsupported Product identified by Integrator.

4.10      Renewals.  Prior to expiration of a service contract: (a) Cisco, or its authorized agents, may send reminders to both Integrator and its End User; and (b) upon request by Cisco, Integrator will reconfirm the End User’s identity and service contract numbers of the expiring service contract(s); and (c) Integrator will (i) initiate the renewal process with its End User and forward to Cisco the completed renewal with Purchase Order or (ii) notify Cisco of Integrator’s intent to cancel Services. If, upon the expiration date of Cisco services for the Equipment, Cisco has not received a purchase order for the renewal, Cisco, or its authorized agents, may contact the End User to arrange for the renewal of Cisco services for the subject Equipment either directly with Cisco or via another Cisco-authorized reseller.

5.0	PRICE AND PAYMENT TERMS

5.1        Discounts.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISION.

5.1.1    The price for Technical Support Services and Remote Management Services to Integrator from the Effective Date through September 30th, and for each subsequent twelve month period (October 1st through September 30th), is calculated by applying Cisco’s then-current service list price less the applicable discount calculated during the applicable period according to the Attach Rate methodology described in the following Section.

5.1.2    Determination of Attach Rate. Attach Rate is calculated by Integrator’s total monetary value (U.S. Dollars) of all serviceable Hardware items sold by Integrator with Cisco service coverage attached in the current Measurement Period and translated to SMARTnet Global List Price at the Next Business Day (“NBD”) Service level) divided by the total monetary value (U.S. Dollars) of all serviceable Hardware items sold by Integrator with Cisco service coverage available to be attached in the current Measurement Period and translated to SMARTnet Global List Price at the NBD Service level. The result is rounded for purposes of Attach Rate determination. For example, an Attach Rate of 74.95% is rounded up to 75% and an Attach Rate of 74.94% is rounded down to 74.9%.

Attach Rate	Discount
0% to <60%	[***]%
60% to <70%	[***]%
≥70%	[***]%

Examples:

In the applicable twelve (12) month period Integrator purchased 8 devices (6 of Device A and 2 of Device B) and sold support on 4 of Device A and 2 of Device B. The NBD price for Device A is $50 and for Device B is $10. The Attach Rate is actual Service sold (4x$50 plus 2x$10) divided by total dollar value of Service (6x$50 plus 2x$10). 220/320 = 66.8% which represents the Attach Rate with a corresponding discount of [***]%.

Multi-Year Scenario: In the applicable twelve (12) month period Integrator purchased 1 device (1 of Device A) and sold 3 year support on the 1 device. The NBD three year price for the Device A is $150. The Attach Rate is calculated by dividing the multi-year price by the number of years covered (in this case, three years or $150/3) and crediting the first year Attach Rate actual performance and Attach Rate opportunity ($50). The Attach Rate actual performance is the one year NBD value of service sold ($50) divided by the one year NBD value of the total dollar value of Service ($50) and represents an Attach Rate of 100% with a corresponding discount of [***]%.

5.1.3    Cisco will review Integrator’s actual service sales Attach Rates at the time the Integrator renews the Agreement with Cisco and at twelve month intervals during the term of the Agreement. Cisco reserves the right to adjust Integrator’s resale discount at the time of review. Any adjustment to the resale discount will be communicated in writing to the Integrator by Cisco.

5.1.4    Integrator must have purchased Product for a minimum of twelve months in order to determine the Attach Rate. If Integrator has less than twelve months of Product purchases, Integrator’s discount will be the minimum discount under the applicable Attach Rate table.

5.1.5    Upon renewal of the Equipment List(s), the discount will be the corresponding discount associated with the Attach Rate.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISION.

5.1.6    The discounts listed above are not applicable for the initial twelve (12) month period of support for Other Products by Integrator when Integrator resells Cisco brand services. Integrator discount for Other Products shall be [***] percent ([***]%) during the initial twelve (12) month of support by Integrator.

5.1.7    The discounts listed above do not apply to Integrator’s resale of Advanced Services. Integrator’s discount for Advanced Services shall be stipulated in the Quote provided by Cisco.

5.2        Performance Metrics Central (“PMC”). Integrator’s Attach Rate performance will be calculated and updated monthly and available at Cisco’s PMC tool on Cisco.com. From the PMC tool, Integrator will be able to view the status of Attach Rate on an on-going basis.

5.3        All Services are invoiced annually in advance and payable within thirty (30) days from the invoice date in U.S. Dollars unless otherwise agreed to in the Agreement in writing.

5.4        All prices in the Equipment List(s) are exclusive of any taxes and duties which, if applicable, shall be paid by Integrator. Applicable taxes are billed as a separate item. Integrator will be billed for time and material fees and the Product list price of replaced Products not returned to Cisco.

5.5        Integrator is free to determine its resale prices unilaterally. Integrator understands that neither Cisco, nor any employee or representative of Cisco, may give any special treatment (favorable or unfavorable) to Integrator as a result of Integrator’s selection of resale prices. No employee or representative of Cisco or anyone else has any authority to specify what Integrator’s resale prices for the Services must be, or to inhibit in any way, Integrator’s pricing discretion with respect to the Services.

5.6        Support for Other Products. Integrator may support Other Products if Integrator provides Cisco with the following:

(a)	a notification of Integrator’s intent to support Other Products, and

(b)	a letter from the End User that requests the Service from the Integrator and has an attached list of the Product(s) and serial number(s) to be supported.

6.0	GENERAL

6.1        Entitlement. Integrator acknowledges that Cisco has the right to verify an End User’s entitlement to receive Services, and that End User is entitled to receive Services only for Products for which Integrator has paid the applicable license and support fees to Cisco. Integrator agrees to assist Cisco with enforcement of End User entitlement as necessary, including, without limitation, providing serial number(s) to Cisco and enabling Cisco to undertake inventory review(s), as set forth in section above.

6.2        Disclosure of Contract Information. In addition to all other obligations of confidentiality, Integrator shall not disclose to any third party (a) any of the information contained in this Exhibit, or (b) Integrator’s Agreement number.

6.3        Software License. Integrator acknowledges that it may receive Software as a result of services provided under this Exhibit. Integrator agrees that it is licensed to distribute such Software only for Products covered under this Exhibit and subject to the non-transferable, non-reusable terms and conditions of the Software license granted with each original purchase of the Products and for which all applicable fees have been paid. Integrator shall not upgrade any End User to a feature set other than that which was licensed at the time of each End User’s original Product purchase unless applicable license fees are paid to Cisco.

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6.4        Third Party Services. Cisco reserves the right to subcontract the provision of all or part of the Services to a third party.

6.5        Term, Termination and Suspension of Performance.

6.5.1    In addition to all rights and remedies which it may have under the Agreement, Cisco may terminate this Exhibit with respect to some or all Products covered under this Exhibit, whether or not Products were purchased prior to or subsequent to the Effective Date, or suspend performance required of Cisco under this Exhibit, immediately upon Notice if:

(a)	Integrator fails to provide the Unsupported End User List pursuant to Section within thirty (30) days after the end of the previous quarter and after Notice from Cisco;

(b)	Integrator falls to pay for the Services when due and fails to make such payment within fifteen (15) days after notice from Cisco of such past due payment;

(c)

Integrator breaches the provisions of Sections  ,  and/or any of the material provisions of this Exhibit and fails to remedy such breach within thirty (30) days after written notification by Cisco to Integrator of such breach;

(d)	Cisco discontinues Service for one or more of the Products for whatever reason or elects to discontinue Service that is the subject of this Exhibit; or

(e)	the Agreement terminates.

Upon expiration or termination as specified in the Agreement, all rights and licenses of Integrator hereunder shall terminate, Integrator shall not make any representation that it provides the Services described hereunder, and End User access to Cisco.com granted hereunder shall terminate. Cisco will have the right to seek payment for Services directly from the End User in the event Integrator does not remit payment to Cisco pursuant to the payment terms.

6.5.2    Either party may at any time terminate this Exhibit for convenience, for any reason or no reason, by providing the other party with ninety (90) days prior written notice of termination.

6.5.3    This Exhibit will be coterminous with the Agreement.

6.5.4    In the event Cisco’s support obligations to Integrator with respect to an Equipment List for which payment has been received by Cisco prior to the expiration of the term set out in Section  ,  ,  or of this Exhibit extend beyond such term, as applicable; and provided that Integrator complies with the terms of the Agreement and its obligations in this Exhibit, Cisco will provide support to Integrator for the term of such Equipment List provided that the maximum period of support shall not exceed three (3) years from the date of such Equipment List.

6.6        Representations and Warranties. Integrator will not make any representations or warranties on behalf of Cisco, except as expressly authorized herein or as expressly authorized by Cisco in writing. Neither party will create any obligation to End Users on behalf of the other, nor commit the resources of the other to End Users.

6.7        Independent Contractors. The relationship of Cisco and Integrator established by this Exhibit is that of independent contractors, and nothing contained in this Exhibit shall be construed to give either party the power to direct and control the day-to-day activities of the other,

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constitute the parties as joint ventures, co-owners or otherwise as participants in a joint or common undertaking, or allow Integrator to create or assume any obligation on behalf of Cisco for any purpose whatsoever. All financial obligations associated with Integrator’s business are the sole responsibility of Integrator. All sales and other agreements between Integrator and its End Users are Integrator’s exclusive responsibility and shall have no effect on Integrator’s obligations under this Agreement. Integrator shall be solely responsible for, and shall indemnify and hold Cisco free and harmless from, any and all claims, damages or lawsuits (including Cisco’s attorneys’ fees) arising out of the acts of Integrator, its employees or its agents.

6.8        Indemnification. Integrator hereby indemnifies and holds Cisco harmless from any claim, loss, damage or expense, including reasonable court costs and attorneys’ fees, resulting from any claim made by an End User against Cisco hereunder as a third party beneficiary or otherwise. This Section shall not limit Cisco’s obligations, subject to the terms and conditions of this Agreement, to provide the Services described herein.

6.9        Survival. Sections  ,  and  of this Exhibit shall survive termination of this Exhibit.

7.0	CONTRACTING WITH U.S. FEDERAL GOVERNMENT AGENCIES

The following additional provisions or modifications will only apply when Integrator contracts with U.S. Federal Government Agencies and has been granted the resale rights in Section 2 (“Scope”) of the Agreement:

7.1        The definition for Services shall read as follows:

“Services” mean the Cisco brand Services described in the corresponding Services Description, listed on the then current Price List and which are available to Integrator for resale to an End User in accordance with the terms of this Exhibit. In the event Services are resold to Federal Government agencies, such Services are considered “commercial items” as defined under the Federal Acquisition Regulation (“FAR”) 2.101.

7.2        Integrator will not grant End User any greater rights to Cisco Support than Cisco grants to Integrator in the Agreement and Exhibit.

7.3        Any partial year support agreements (period of performance less than twelve (12) months) will include an additional ten percent (10%) adjustment; and/or requests for any payment term other than pre-paid twelve (12) months in advance will include an additional ten percent (10%) adjustment.

7.4        The Other Product discount of fifteen percent (15%) shall not apply. Integrator’s earned discount shall apply.

8.0	WARRANTY

NOTHING IN THIS EXHIBIT WILL AFFECT THE WARRANTIES PROVIDED WITH ANY HARDWARE PURCHASED OR SOFTWARE LICENSED BY INTEGRATOR AND/OR END USER. ANY AND ALL SERVICES PROVIDED HEREUNDER WILL BE PERFORMED IN A WORKMANLIKE MANNER. EXCEPT AS SPECIFIED IN THIS SECTION, ALL EXPRESS OR IMPLIED CONDITIONS, REPRESENTATIONS, AND WARRANTIES INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE (EVEN IF THE PURPOSE IS KNOWN TO CISCO), SATISFACTORY QUALITY, AGAINST INFRINGEMENT OR ARISING FROM A COURSE OF DEALING, USAGE, OR TRADE PRACTICE, ARE HEREBY EXCLUDED TO THE GREATEST EXTENT ALLOWED BY APPLICABLE LAW, INTEGRATOR MUST NOTIFY CISCO PROMPTLY OF ANY CLAIMED BREACH OF ANY WARRANTIES. INTEGRATOR’S SOLE AND EXCLUSIVE REMEDY FOR BREACH OF WARRANTY WILL BE, AT CISCO’S OPTION, RE-PERFORMANCE OF THE SERVICES; OR TERMINATION OF THE APPLICABLE SERVICE

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ON THE EQUIPMENT LIST AND RETURN OF THE UNUSED PORTION OF THE FEES PAID TO CISCO BY INTEGRATOR FOR SUCH NON-CONFORMING SERVICES. THIS DISCLAIMER AND EXCLUSION WILL APPLY EVEN IF THE EXPRESS WARRANTY AND LIMITED REMEDY SET FORTH ABOVE FAILS OF ITS ESSENTIAL PURPOSE. THE WARRANTY PROVIDED IS SUBJECT TO THE LIMITATION OF LIABILITY SET FORTH IN THIS EXHIBIT. INTEGRATOR SHALL NOT MAKE ANY WARRANTY COMMITMENT, WHETHER WRITTEN OR ORAL, ON CISCO’S BEHALF.

9.0	CHANGE IN SCOPE

Cisco reserves the right to make changes to the scope and content of this Exhibit, including terminating the availability of a given Service, at any time upon ninety (90) days prior written notice and such changes shall become effective upon the next October 1st. If Integrator does not agree with a change of scope or content, Integrator may terminate this Exhibit in accordance with Section  .

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EXHIBIT C – APPENDIX A

DEFINITIONS

The following definitions shall apply to this Exhibit:

“Advanced Services” means the proactive Services identified as Advanced Services at  .

“Attach Rate” measures the service sold and entitled prior to the subsequent Aug 1st – July 31st (“Measurement Period”) on Products shipped from Cisco during the twelve (12) month period from May 1st-April 30th, three months prior to the start of the subsequent Measurement Period. Service coverage which expires prior to the subsequent Measurement Period must have been active for a minimum of three-hundred sixty-five (365) days to be included in the numerator of the Attach Rate calculation.

“Business Partner Readiness Assessment (“BPRA”)” means an assessment performed by Cisco to measure the maturity of Integrator’s e-business capabilities.

“Bug Fix” means an error correction, patch or workaround for the Software which Cisco provides to Integrator.

“End User Obligations” means the obligations posted at      with which End Users shall comply when purchasing Services, in addition to the End User responsibilities set out in the Services Descriptions.

“Equipment List” means the list of Hardware and/or Software for which Cisco provides Services.

“First Call” means the initial call made by the End User when requesting assistance with Product.

“Maintenance Contract Number” means the reference number assigned by Cisco for each Service purchased from Cisco.

“Ordering Tool” means a tool that Integrator may use to order Service detailed herein via Cisco.com.

“Other Product” means Product which an End User acquired from an Approved Source other than Integrator.

“Remote Management Services” means the monitoring services identified as Cisco Unified Communications Remote Management Services at

“Services Description” means the description of the Services, as of the purchase date of such Services, to be made available by Cisco to End Users through Integrator, and the terms and conditions under which Cisco provides those Services. Each available Service has its own Service Description, which can be found at  .

“Support” means the assistance provided by Cisco to Integrator under the terms of this Exhibit.

“Service Contract Center” means a tool on Cisco.com that Integrator may use to order Service, renew orders and asset management of its installed base.

“Services” mean the Cisco brand Services available for resale by Integrator, which can be found at  .

“Technical Support Services” means Services that provide both essential proactive and reactive operation and maintenance support Services identified as Technical Support Services at  .

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EXHIBIT C—APPENDIX B

CISCO SEVERITY AND ESCALATION GUIDELINE

Integrator and/or End User must assign a severity to all problems submitted to Cisco.

Severity 1 means an existing network is down or there is a critical impact to End User business operation. End User (and Integrator if applicable) and Cisco both will commit full-time resources to resolve the situation.

Severity 2 means operation of an existing network is severely degraded or significant aspects of End User business operation are negatively impacted by unacceptable network performance. End User (and Integrator if applicable) and Cisco both will commit full-time resources during local time to resolve the situation.

Severity 3 means operational performance of the network is impaired, although most business operations remain functional. End User (and Integrator if applicable) and Cisco both are willing to commit resources during local time to restore service to satisfactory levels.

Severity 4 means information is required on Cisco product capabilities, installation, or configuration. There is little or no impact to End User business operation. End User (and Integrator if applicable) and Cisco both are willing to provide resources during local time to provide information or assistance as requested.

If Integrator or End User does not believe that adequate progress is being made or that the quality of Cisco service is satisfactory, they should escalate the problem to the appropriate level of management by asking for the TAC duty manager.

Figure 1 Cisco Escalation Guideline

Elapsed Time*	Severity 1	Severity 2	Severity 3	Severity 4
1 hour	Customer Engineering Manager
4 hours	Technical Support Director	Customer Engineering Manager
24 hours	Vice President, Customer Advocacy	Technical Support Director
48 hours	President/CEO	Vice President, Customer Advocacy
72 hours			Customer Engineering Manager
96 hours		President/CEO	Technical Support Director	Customer Engineering Manager

●	Severity 1 escalation times are measured in calendar hours—24 hours per day, 7 days per week. Severity 2, 3, and 4 escalation times correspond with Standard Business Hours.

Confidential	Page of	Presidio-Cisco Amendment 5

[4.1.1.7] [5 Amendment SIA.pdf] [Page 13 of 13]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISION.

AMENDMENT 6 TO THE

SYSTEMS INTEGRATOR AGREEMENT

BETWEEN

PRESIDIO CORPORATION

AND

CISCO SYSTEMS, INC.

This Amendment 6 (the “Amendment”) to the Systems Integrator Agreement (the “Agreement”) is entered into by and between Cisco Systems, Inc. (“Cisco”), a California corporation having its principal place of business at 170 West Tasman Drive, San Jose, CA, 95134, and Presidio Networked Solutions, Inc. (“Integrator”), a Florida corporation having its principal place of business at 7601 Ora Glen Drive Suite 100, Greenbelt, MD, 20770. This Amendment becomes effective on the date of last signature below (the “Amendment Effective Date”).

WHEREAS, as of May 14, 2002, Cisco and Integrator entered into the Agreement, as amended;

NOW THEREFORE, the parties agree to amend the Agreement as follows:

1.

The term of the Agreement shall be renewed for an additional two (2) year period commencing on the Amendment Effective Date. If the Agreement expired prior to this Amendment Effective Date, any orders received and Products purchased between the date of expiration and the Amendment Effective Date shall be, in all respects, deemed made under the Agreement as in effect prior to this Amendment.

2.	Section 13.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

[***]

3.	All other terms and conditions of the Agreement remain unchanged and in full force and effect.

Intentionally Left Blank

Signature Page Follows

Cisco Confidential	1

[4.1.1.8] [6 Amendment SIA.pdf] [Page 1 of 2]

This Amendment and the Agreement, as amended, are the complete agreements between the parties hereto regarding this subject matter. There are no conditions, understandings, agreements, representations, or warranties, expressed or implied, that are not specified herein. To the extent that there is conflict between the Agreement and this Amendment, the terms of this Amendment shall take precedence over the terms and conditions of the Agreement with regards to the subject matter described herein.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed. Each party warrants and represents that it has read this complete Amendment and agrees to it, as evidenced by the signature below of its respective authorized representative, who is, on the date of signature, duly authorized to execute this Amendment.

Presidio Networked Solutions, Inc.	Cisco Systems, Inc.

Authorized Signature:	Authorized Signature:

Name: Jay T. Staples	Name: George Li

Title: General Counsel	Title: Sr. Director, Finance

Date: 3/7/11	Date: March 14, 2011

This Represents the End of the Document

Cisco Confidential	2
[4.1.1.8] [6 Amendment SIA.pdf] [Page 2 of 2]

AMENDMENT 7 TO THE

SYSTEMS INTEGRATOR AGREEMENT

BETWEEN

PRESIDIO NETWORKED SOLUTIONS, INC.

AND

CISCO SYSTEMS, INC.

This Amendment 7 (the “Amendment”) to the Systems Integrator Agreement (the “Agreement”) is entered into by and between Cisco Systems, Inc. (“Cisco”), a California corporation having its principal place of business at 170 West Tasman Drive, San Jose, CA, 95134, and Presidio Networked Solutions, Inc. (“Integrator”), a Florida corporation having its principal place of business at 7601 Ora Glen Drive Suite 100, Greenbelt, MD, 20770. This Amendment becomes effective on the date of last signature below (the “Amendment Effective Date”).

WHEREAS, as of May 14, 2002, Cisco and Integrator entered into the Agreement, as amended;

WHEREAS, as of November 13, 2001, Cisco and INX, Inc. (“INX”) entered into a Systems Integrator Agreement (the “INX Agreement”), as amended, and;

WHEREAS, on or about December 30, 2011, Integrator acquired a controlling interest in INX (the “Merger”);

NOW THEREFORE, the parties agree as follows:

1.

The entities listed below are hereby added as Affiliates to the Agreement. Each Affiliate will be granted the ability to purchase Products and Services from Cisco for resale or its own internal use in accordance with the terms of the Agreement. Integrator guarantees the performance of each Affiliate and warrants that each Affiliate will abide fully by the terms and conditions of the Agreement and shall be responsible for obtaining and adhering to the terms of any amendment to the Agreement executed between Cisco and Integrator. Furthermore, the terms and conditions of the Agreement are binding and fully enforceable against each Affiliate, as though an original party to the Agreement.

INX LLC

Presidio West

2.

As it relates to the Merger, Cisco hereby waives its right to terminate the INX Agreement pursuant to Section 14.3 and considers any such notice obligation on the part of INX to be met. Additionally, Cisco expressly retains all other termination rights in the Agreement and INX Agreement.

3.

The INX Agreement will not be renewed and will terminate February 11, 2013, the end of its current term. This Amendment satisfies any notice as may be required by any party for such termination pursuant to Section 14.0 of the INX Agreement.

4.	All other terms and conditions of the Agreement remain unchanged and in full force and effect.

Cisco Confidential	1
[4.1.1.15] [7 Amendment SIA.pdf] [Page 1 of 2]

This Amendment and the Agreement, as amended, are the complete agreements between the parties hereto regarding this subject matter. There are no conditions, understandings, agreements, representations, or warranties, expressed or implied, that are not specified herein. To the extent that there is conflict between the Agreement and this Amendment, the terms of this Amendment shall take precedence over the terms and conditions of the Agreement with regards to the subject matter described herein.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed. Each party warrants and represents that it has read this complete Amendment and agrees to it, as evidenced by the signature below of its respective authorized representative, who is, on the date of signature, duly authorized to execute this Amendment.

Presidio Networked Solutions, Inc.	Cisco Systems, Inc.

Authorized Signature:	Authorized Signature:

Name: Benjamin J Pate	Name: Juan Pablo Brockmann

Title: Chief Operating Officer	Title: Controller Finance

Date: 1/23/12	Date: 1/25/2012

INX, Inc. Now INX LLC

Authorized Signature:	APPROVED BY LEGAL

Name: Benjamin J Pate

Title: Director

Date: 1/23/12

This Represents the End of the Document

Cisco Confidential	2
[4.1.1.15] [7 Amendment SIA.pdf] [Page 2 of 2]

AMENDMENT 8 TO THE

SYSTEMS INTEGRATOR AGREEMENT

BETWEEN

PRESIDIO NETWORKED SOLUTIONS, INC.

AND

CISCO SYSTEMS, INC.

This Amendment 8 (the “Amendment”) to the Systems Integrator Agreement (the “Agreement”) is entered into by and between Cisco Systems, Inc. (“Cisco”), a California corporation having its principal place of business at 170 West Tasman Drive, San Jose, CA, 95134, and Presidio Networked Solutions, Inc. (“Integrator”), a Florida corporation having its principal place of business at 7601 Ora Glen Drive Suite 100, Greenbelt, MD, 20770. This Amendment becomes effective on the date of last signature below (the “Amendment Effective Date”).

WHEREAS, as of May 14, 2002, Cisco and Integrator entered into the Agreement, as amended;

WHEREAS, as of February 4, 2002, Cisco and Coleman Technologies, LLC (f/k/a Coleman Technologies, Inc.) (“Coleman”) entered into a Systems Integrator Agreement (the “Coleman Agreement”), as amended, and;

WHEREAS, on or about December 28, 2009, Integrator acquired a controlling interest in Coleman (the “Acquisition”) and Coleman became a wholly-owned subsidiary of Integrator.

NOW THEREFORE, the parties agree as follows:

1.

The entity listed below is hereby added as an Affiliate to the Agreement. An Affiliate is granted the ability to purchase Products and Services from Cisco for resale or its own internal use in accordance with the terms of the Agreement. Integrator guarantees the performance of the Affiliate and warrants that the Affiliate will abide fully by the terms and conditions of the Agreement and shall be responsible for obtaining and adhering to the terms of any amendment to the Agreement executed between Cisco and Integrator. Furthermore, the terms and conditions of the Agreement are binding and fully enforceable against the Affiliate, as though an original party to the Agreement.

Coleman Technologies, LLC

2.

Pursuant to Section 14.2 of the Coleman Agreement, the Coleman Agreement will not be renewed and will terminate forty-five (45) days after this Amendment Effective Date. This Amendment satisfies any notice as may be required by any party for such termination pursuant to Section 23.0 of the Coleman Agreement.

3.	All other terms and conditions of the Agreement remain unchanged and in full force and effect.

Intentionally Left Blank – Signature Page Follows

Cisco Confidential	1

[4.1.1.19] [8 Amendment SIA.pdf] [Page 1 of 2]

This Amendment and the Agreement, as amended, are the complete agreements between the parties hereto regarding this subject matter. There are no conditions, understandings, agreements, representations, or warranties, expressed or implied, that are not specified herein. To the extent that there is conflict between the Agreement and this Amendment, the terms of this Amendment shall take precedence over the terms and conditions of the Agreement with regards to the subject matter described herein.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed. Each party warrants and represents that it has read this complete Amendment and agrees to it, as evidenced by the signature below of its respective authorized representative, who is, on the date of signature, duly authorized to execute this Amendment.

Presidio Networked Solutions, Inc.	Cisco Systems, Inc.
Authorized Signature:	Authorized Signature:

Name: Jay T. Staples	Name: Conor Bennett
Title: General Counsel	Title: Manager, Business Dev
Date: 3/1/12	Date 3/6/2012

Coleman Technologies, LLC
Authorized Signature:

Name: Jay T. Staples
Title: General Counsel
Date 3/1/12

This Represents the End of the Document

Cisco Confidential	2
[4.1.1.9] [8 Amendment SIA.pdf] [Page 2 of 2]

AMENDMENT NO. 9 TO THE SYSTEMS INTEGRATOR AGREEMENT

This Amendment No. 9 (the “Amendment”) to the Systems Integrator Agreement (the “Agreement”) entered into by and between Cisco Systems, Inc., (“Cisco”) a California corporation having its principal place of business at 170 West Tasman Drive, San Jose, California, 95134 and Presidio Networked Solutions, Inc. having a principal place of business at 7601 Ora Glen Drive, Suite 100, Greenbelt, Maryland, 20770, United States (“Integrator”) is effective as of the date of last signature (the “Amendment Effective Date”).

WHEREAS, as of 14th May 2002 Cisco and Integrator entered into the Agreement, as amended.

The parties agree as follows:

The term of the Agreement is extended until April 15, 2013.

Any terms not defined in this Amendment shall have the meaning stated in the Agreement. Except as modified by this Amendment, all terms and conditions of the Agreement shall remain in full force and effect. In the event of a conflict between the terms and conditions of this Amendment and any terms and conditions of the Agreement, this Amendment will prevail with regard to the subject matter herein.

This Amendment and the Agreement are the complete agreements between the parties and supercede all prior oral and written agreements, representations, warranties and commitments of the parties regarding subject matter herein.

The parties have caused this Amendment to be duly executed. Each party represents that its respective signatories whose signatures appear below have been and are on the date of signature duly authorized to execute this Amendment.

Presidio Networked Solutions, Inc.	Cisco Systems, Inc.
(“Integrator”)	(“Cisco”)

Authorized Signature	Authorized Signature

Jay T. Staples	Juan Pablo Brockmann
Print Name	Print Name

General Counsel	Director, Finance
Title	Title

3/13/13	March 15, 2013
Date	Date

APPROVED BY LEGAL

Amendment 9 to SIA with Presidio(renewal)	page 1 of 1

[4.1.1.18] [8 Amendment SIA.pdf] [Page 1 of 1]

AMENDMENT NO. 10 TO THE SYSTEMS INTEGRATOR AGREEMENT

This Amendment No. 10 (the “Amendment”) to the Systems Integrator Agreement (the “Agreement”) entered into by and between Cisco Systems, Inc., (“Cisco”) a California corporation having its principal place of business at 170 West Tasman Drive, San Jose, California, 95134 and Presidio Networked Solutions, Inc. having a principal place of business at 7601 Ora Glen Drive, Suite 100, Greenbelt, Maryland, 20770, United States (“Integrator”) is effective as of the date of last signature (the “Amendment Effective Date”).

WHEREAS, as of 14th May 2002 Cisco and Integrator entered into the Agreement, as amended.

The parties agree as follows:

The term of the Agreement is extended until May 15, 2013.

Any terms not defined in this Amendment shall have the meaning stated in the Agreement. Except as modified by this Amendment, all terms and conditions of the Agreement shall remain in full force and effect. In the event of a conflict between the terms and conditions of this Amendment and any terms and conditions of the Agreement, this Amendment will prevail with regard to the subject matter herein.

This Amendment and the Agreement are the complete agreements between the parties and supercede all prior oral and written agreements, representations, warranties and commitments of the parties regarding subject matter herein.

The parties have caused this Amendment to be duly executed. Each party represents that its respective signatories whose signatures appear below have been and are on the date of signature duly authorized to execute this Amendment.

Presidio Networked Solutions, Inc.	Cisco Systems, Inc.,
(“Integrator”)	(“Cisco”)

Authorized Signature	Authorized Signature

Jay Staples	Juan Pablo Brockmann
Print Name	Print Name

General Counsel	Director, Finance
Title	Title

4/16/13	April 18, 2013
Date	Date

APPROVED BY LEGAL

Amendment 10 to SIA with Presidio (renewal)	page 1 of 1

[4.1.1.17] [10 Amendment SIA.pdf] [Page 1 of 1]

AMENDMENT NO. 11 TO THE SYSTEMS INTEGRATOR AGREEMENT

This Amendment No. 11 (the “Amendment”) to the Systems Integrator Agreement (the “Agreement”) entered into by and between Cisco Systems, Inc., (“Cisco”) a California corporation having its principal place of business at 170 West Tasman Drive, San Jose, California, 95134 and Presidio Networked Solutions, Inc. having a principal place of business at 7601 Ora Glen Drive, Suite 100, Greenbelt, Maryland, 20770, United States (“Integrator”) is effective as of the date of last signature (the “Amendment Effective Date”).

WHEREAS, as of 14th May 2002 Cisco and Integrator entered into the Agreement, as amended.

The parties agree as follows:

The term of the Agreement is extended until July 15, 2013.

Any terms not defined in this Amendment shall have the meaning stated in the Agreement. Except as modified by this Amendment, all terms and conditions of the Agreement shall remain in full force and effect. In the event of a conflict between the terms and conditions of this Amendment and any terms and conditions of the Agreement, this Amendment will prevail with regard to the subject matter herein.

This Amendment and the Agreement are the complete agreements between the parties and supercede all prior oral and written agreements, representations, warranties and commitments of the parties regarding subject matter herein.

The parties have caused this Amendment to be duly executed. Each party represents that its respective signatories whose signatures appear below have been and are on the date of signature duly authorized to execute this Amendment.

Presidio Networked Solutions, Inc.	Cisco Systems, Inc.,
(“Integrator”)	(“Cisco”)

Authorized Signature	Authorized Signature

Jay Staples	Phil Lozano
Print Name	Print Name

General Counsel	Director, Finance
Title	Title

5/15/13	May 17, 2013
Date	Date

APPROVED BY LEGAL

Amendment No. 11 to SIA with Presidio (renewal)	page 1 of 1

[4.1.1.9] [11 Amendment SIA.pdf] [Page 1 of 1]

AMENDMENT 12 TO THE SYSTEMS INTEGRATOR AGREEMENT

This Amendment 12 (the “Amendment”) to the Systems Integrator Agreement (the “Agreement”) entered into by and between Cisco Systems, Inc., (“Cisco”) a California corporation having its principal place of business at 170 West Tasman Drive, San Jose, California, 95134, and Presidio Networked Solutions, Inc., having its principal place of business at 7601 Ora Glen Drive, Suite 100, Greenbelt, Maryland 20770 (“Integrator”) is effective as of the date of last signature (the “Amendment Effective Date”).

WHEREAS, as of May 14, 2002, Cisco and Integrator entered into the Agreement, as amended;

NOW THEREFORE, the parties agree to amend the Agreement as follows:

1.            The term of the Agreement is extended until September 15, 2013.

2.            All other terms and conditions of the Agreement remain unchanged and in full force and effect.

The parties have caused this Amendment to be duly executed. Each party represents that its respective signatories whose signatures appear below have been and are on the date of signature duly authorized to execute this Amendment.

Presidio Networked Solutions, Inc.	Cisco Systems, Inc.,
(“Integrator”)	(“Cisco”)

Authorized Signature	Authorized Signature

Jay T. Staples	Phil Lozano
Print Name	Print Name

General Counsel	Director, Finance
Title	Title

7/9/13	July 30, 2013
Month/Day/Year	Month/Day/Year

APPROVED BY LEGAL

Presidio SI Renewal_Amendment 12SIA	1

[4.1.1.16] [12 Amendment SIA.pdf] [Page 1 of 1]

AMENDMENT 13 TO THE SYSTEMS INTEGRATOR AGREEMENT

This Amendment 13 (the “Amendment”) to the Systems Integrator Agreement (the “Agreement”) entered into by and between Cisco Systems, Inc., (“Cisco”) a California corporation having its principal place of business at 170 West Tasman Drive, San Jose, California, 95134, and Presidio Networked Solutions, Inc., having its principal place of business at 7601 Ora Glen Drive, Suite 100, Greenbelt, Maryland 20770 (“Integrator”) is effective as of the date of last signature (the “Amendment Effective Date”).

WHEREAS, as of May 14, 2002, Cisco and Integrator entered into the Agreement, as amended;

WHEREAS, as of July 18, 2007, Cisco and Bluewater Communications Group LLC (“Bluewater”) entered into a Systems Integrator Agreement (the “Bluewater Agreement”), as amended,

WHEREAS, on or about February 29, 2012, Integrator acquired a controlling interest in Bluewater (the “Merger”);

NOW THEREFORE, the parties agree to amend the Agreement as follows:

1.

The entity listed below is hereby added as an Affiliate to the Agreement. Affiliate will be granted the ability to purchase Products and Services from Cisco for resale or its own internal use in accordance with the terms of the Agreement. Integrator guarantees the performance of Affiliate and warrants that Affiliate will abide fully by the terms and conditions of the Agreement and shall be responsible for obtaining and adhering to the terms of any amendment to the Agreement executed between Cisco and Integrator. Furthermore, the terms and conditions of the Agreement are binding and fully enforceable against Affiliate, as though an original party to the Agreement.

Bluewater Communications Group LLC

2.

As it relates to the Merger, Cisco hereby waives its right to terminate the Bluewater Agreement pursuant to Section 14.3 and considers any such notice obligation on the part of Bluewater to be met. Additionally, Cisco expressly retains all other termination rights in the Agreement and the Bluewater Agreement.

3.

The Bluewater Agreement will not be renewed and will terminate May 13, 2015, the end of its current term. This Amendment satisfies any notice as may be required by any party for such termination pursuant to Section 14.0 of the Bluewater Agreement.

4.	All other terms and conditions of the Agreement remain unchanged and in full force and effect.

Presidio Amendment 13 091013SIA	1

[4.1.1.10] [13 Cisco Amendment.pdf] [Page 1 of 2]

The parties have caused this Amendment to be duly executed. Each party represents that its respective signatories whose signatures appear below have been and are on the date of signature duly authorized to execute this Amendment.

Presidio Networked Solutions, Inc.	Cisco Systems, Inc.
(“Integrator”)	(“Cisco”)

Authorized Signature	Authorized Signature

Jay T. Staples	Brian Dulac
Print Name	Print Name

General Counsel	Controller, Finance
Title	Title

9/10/13	September 12, 2013
Month/Day/Year	Month/Day/Year

APPROVED BY LEGAL

Presidio Amendment 13 091013SIA	2

[4.1.1.10] [13 Cisco Amendment.pdf] [Page 2 of 2]

AMENDMENT 14 TO THE SYSTEMS INTEGRATOR AGREEMENT

This Amendment 14 (the “Amendment”) to the Systems Integrator Agreement (the “Agreement”) entered into by and between Cisco Systems, Inc., (“Cisco”) a California corporation having its principal place of business at 170 West Tasman Drive, San Jose, California, 95134, and Presidio Networked Solutions, Inc., having its principal place of business at 7601 Ora Glen Drive, Suite 100, Greenbelt, Maryland 20770 (“Integrator”) is effective as of the date of last signature (the “Amendment Effective Date”).

WHEREAS, as of May 14, 2002, Cisco and Integrator entered into the Agreement, as amended;

NOW THEREFORE, the parties agree to amend the Agreement as follows:

1.              The term of the Agreement is extended until February 15, 2014.

2.              All other terms and conditions of the Agreement remain unchanged and in full force and effect.

The parties have caused this Amendment to be duly executed. Each party represents that its respective signatories whose signatures appear below have been and are on the date of signature duly authorized to execute this Amendment.

Presidio Networked Solutions, Inc.	Cisco Systems, Inc.,
(“Integrator”)	(“Cisco”)

Authorized Signature	Authorized Signature

Jay Staples	Brian Dulac
Print Name	Print Name

General Counsel	Controller, Finance
Title	Title

12/13/13	December 13, 2013
Month/Day/Year	Month/Day/Year

APPROVED BY LEGAL

Presidio SI Renewal_Amendment 14 120913SIA	1

[4.1.1.14] [14 Amendment SIA.pdf] [Page 1 of 1]

AMENDMENT 15 TO THE SYSTEMS INTEGRATOR AGREEMENT

This Amendment 15 PL (the “Amendment”) to the Systems Integrator Agreement (the “Agreement”) entered into by and between Cisco Systems, Inc., (“Cisco”) a California corporation having its principal place of business at 170 West Tasman Drive, San Jose, California, 95134, and Presidio Networked Solutions, Inc., having its principal place of business at 7601 Ora Glen Drive, Suite 100, Greenbelt, Maryland 20770 (“Integrator”) is effective as of the date of last signature (the “Amendment Effective Date”).

WHEREAS, as of May 14, 2002, Cisco and Integrator entered into the Agreement, as amended;

NOW THEREFORE, the parties agree to amend the Agreement as follows:

1.            The term of the Agreement is extended until March 15, 2014. In the event the Agreement expires prior to full execution of this amendment, the Agreement will not govern any orders received between the date of expiration and the Amendment Effective Date.

2.            All other terms and conditions of the Agreement remain unchanged and in full force and effect.

The parties have caused this Amendment to be duly executed. Each party represents that its respective signatories whose signatures appear below have been and are on the date of signature duly authorized to execute this Amendment.

Presidio Networked Solutions, Inc.	Cisco Systems, Inc.
(“Integrator”)	(“Cisco”)

Authorized Signature	Authorized Signature

Jay Staples	Phil Lozano
Print Name	Print Name

General Counsel	Director, Finance
Title	Title

2/15/14	February 20, 2014
Month/Day/Year	Month/Day/Year

APPROVED BY LEGAL

Presidio SI Renewal_Amendment 15 021314SIA	1

[4.1.1.11] [15 Amendment to SIA_Presidio Networked Solutions Inc_contract.pdf] [Page 1 of 1]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISION.

AMENDMENT 16 TO SYSTEMS INTEGRATOR AGREEMENT

This Amendment 16 (the “Amendment”) to the Systems Integrator Agreement (the “Agreement”) by and between Cisco Systems, Inc., a California corporation, having its principal place of business at 170 West Tasman Drive, San Jose, California, 95134 (“Cisco”), and Presidio Networked Solutions, Inc., (“Integrator”) having its principal place of business at 7601 Ora Glen Drive, Suite 100, Greenbelt, Maryland, 20770, United States, is entered into as of the date of last signature below (the “Amendment Effective Date”).

WHEREAS, as of May 14, 2002, Cisco and Integrator entered into the Agreement, as amended.

NOW THEREFORE, the parties agree to amend the Agreement as follows:

1.        The term of the Agreement shall be renewed for an additional two (2) year period commencing on the Amendment Effective Date.

2.        If the Agreement contains a subsection titled “Integrator’s Volume Requirement under the Integrator Obligations section, then the volume purchase requirement in that subsection is changed from [***] million U.S. dollars ($[***] (net, after discounts) to [***] million U.S. dollars ($[***]) (net, after discounts). All other language in such subsection remains unchanged.

3.        If the Agreement does not contain such a subsection, then the following language is added to the Integrator Obligations section and any language in the Agreement regarding volume purchase requirements is hereby deleted:

“Integrator’s Volume Requirement. Unless otherwise agreed to by the parties in writing, during first twelve (12) months of this Agreement and for each twelve (12) month period thereafter, Integrator shall purchase at least [***] million U.S. dollars ($[***]) (net, after discounts) of Cisco Products and Services.”

4.        Exhibit B, Discount Schedule shall now be known as Exhibit B, Discount Terms and Conditions; the existing Discount Schedule shall be hereby deleted and replaced in its entirety with the Discount Terms and Conditions attached herein as Appendix A.

5.        The support exhibits in the Agreement shall be deleted in their entirety and replaced with the relevant Support Exhibits for which Integrator qualifies as posted on [***] (“New Exhibits”), which are incorporated into the Agreement by this reference, except to the extent there is a separate signed agreement between the parties addressing the Support Exhibits which in Cisco’s reasonable opinion are materially similar to the subject matter of those posted at the referenced URL. To the extent of a conflict between the provisions of the Support Exhibits in this Amendment and those within such separate signed agreement, the terms of the separate signed agreement shall control.

6.        To the extent that there are any pre-existing exhibits (“Superseded Exhibits”) in the Agreement dealing with subject matter which in Cisco’s reasonable opinion are materially similar to those of the New Exhibits, then: (a) such Superseded Exhibits are hereby superseded by the appropriate New Exhibits, and (b) all references to such Superseded Exhibits shall be regarded as references to the appropriate New Exhibits. This paragraph applies without affecting the generality of paragraph 8 below.

Sales_si_renewal_amendment v1.16 May 2013	p. 1 of 10

[4.4.4.12] [16 Amendment to SIA_Presidio Networked Solutions Inc_contract.pdf] [Page 1 of 10]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISION.

7.        Integrator represents and warrants that before signing this Amendment, it: (a) has obtained copies of all applicable New Exhibits by downloading such New Exhibits from [***], or otherwise requesting them from Cisco, and (b) has read, understood, and accepts the terms set forth in such New Exhibits.

8.        It is acknowledged that in entering into this Amendment, Cisco has relied upon Integrator’s representation and warranty in paragraph 7 above.

9.        To the extent that there is conflict between the Agreement and this Amendment, the terms of this Amendment shall take precedence over the terms and conditions of the Agreement with regards to the subject matter described herein.

10.      Appendix B (“Compliance with Anti-Corruption Laws”) is incorporated into this Amendment.

11.      Section 2.9.1, SLED, is hereby included in the Agreement with the following language:

2.9.1	Resale to U.S. State, Local Government, K-12 and Higher Education (SLED) End Users. Integrator may only Resell Products or Services to U.S. SLED End Users as expressly authorized under this Agreement.

2.9.1.1. Definitions: Where used under this section of this Agreement:

“Cisco Affiliated Entity” shall mean a wholly owned subsidiary or acquisition of Cisco Systems, Inc., including, but not limited to, Cisco IronPort LLC, Cisco WebEx LLC, and Cisco Tandberg.

“Direct-held” shall mean any agreement, which an identified party holds in its capacity as prime contractor.

“SLED End User” shall mean the SLED customer issuing a purchase order for its own use.

“SLED Government Supply Schedule” shall mean a zero dollar commitment, IDIQ government contract established as a general volume purchasing vehicle on behalf of and for use by multiple authorized SLED End Users under which Cisco and/or Cisco Affiliated Entity(ies)’ (collectively “Cisco”) product and/or service offerings are authorized to be resold to SLED End Users. This definition shall not include U.S. Federal Government contracts.

“IDIQ” shall mean Indefinite Delivery/Indefinite Quantity.

“SLED” shall mean any U.S. state government entity or political subdivision thereof, including any agency, board, commission, committee, council, department, institution, legislative body, public authority, or public benefit corporation, or other government corporation or public educational institution thereof (e.g., community colleges, colleges and universities, and K-12 school districts); and/or, where authorized, consortiums or other not-for-profit entities acting on behalf of one or more such entities.

“Transactional Procurement” shall mean a bid or other direct-held commercial contract of sale intended to result in a specific purchase order being issued with a dollar commitment to meet a named SLED End User’s specific business requirements.

Sales_si_renewal_amendment v1.16 May 2013	p. 2 of 10

[4.4.4.12] [16 Amendment to SIA_Presidio Networked Solutions Inc_contract.pdf] [Page 2 of 10]

2.9.1.2	SLED Government Supply Schedule. Integrator is authorized to Resell Products and/or Services under new SLED Government Supply Schedule(s) (“SLED Schedule”) executed on or after November 1, 2012 if:

(a)  Integrator is qualified and remains in good standing otherwise under this Agreement; and

(b)  Integrator meets one of the following three criteria:

(i)	The SLED Schedule is direct-held by Cisco (or alternatively a third party schedule management services contractor designated by Cisco), and Integrator: a) is otherwise qualified and authorized under this Agreement to resell all or part of the specific offerings under such SLED Schedule; b) is pre-qualified by Cisco (and/or such third party contractor) to resell under the specific, named SLED Schedule; or c) executes with Cisco, without modification, a standard Integrator addendum to this Agreement, containing the SLED Schedule terms of sale to SLED End Users and applicable Cisco (or third party schedule management contractor) flow-downs applicable to transactional sales under the SLED Schedule;

(ii)	Cisco formally releases such SLED Schedule on general notice to its Channel Partner community and Integrator is: a) otherwise qualified and authorized under this Agreement to resell all the specific offerings under such SLED Schedule; or b) otherwise pre-qualified by Cisco to resell under the specific, named SLED Schedule. Under these circumstances, Integrator may resell Product and Services through such released SLED Schedule. Cisco reserves the right to consider whether Integrator under any such released IDIQ contract and other transactional procurement offers Added Value, including but not limited to local offices and pre- and post-sales and engineering support; or

(iii)	The SLED Schedule is currently direct held by Integrator under a valid resale authorization from Cisco and was previously executed by Integrator prior to November 1, 2012 for a term that extends beyond November 1, 2012. In such event, Integrator’s current resale authorization remains in effect only as to that specific SLED Schedule for orders placed under that SLED Schedule for the duration of the original contract term, including renewals, and is terminated in its entirety upon expiration or termination of that SLED Schedule.

2.9.1.3	Other than the foregoing, Integrator is not authorized to Resell Products or Services under this Agreement through an Integrator direct-held, SLED Schedule executed on or after November 1, 2012.

2.9.1.4	SLED Transactional Procurements. Integrator may Resell Products or Services under this Agreement for an Integrator direct held, SLED Transactional Procurement.

Government Flow-Downs.    Cisco does not accept any additional or modified government flow-down provisions, including SLED or Federal Acquisition Regulation (“FAR”) and its supplements, notwithstanding existence of such provisions on

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Integrator’s Purchase Orders or supplementary documentation or Cisco’s acceptance of such Purchase Orders or documentation, whether for Resale or Internal Use. This Agreement shall not be construed by Integrator as a representation that Cisco will furnish supplies needed by Integrator to fulfill Cisco direct-held SLED Schedules, or any of Integrator’s SLED Schedule or similar SLED contract obligations under any SLED Transactional Procurement.

12.      All other terms and conditions of the Agreement remain unchanged and in full force and effect.

The parties have caused this Amendment to be duly executed. Each party represents that its respective signatories whose signatures appear below have been and are on the date of signature duly authorized to execute this Amendment.

Presidio Networked Solutions, Inc.	Cisco Systems, Inc.
(“Integrator”)	(“Cisco”)

Authorized Signature	Authorized Signature
Jay Staples	Phil Lozano
Print Name	Print Name
General Counsel	Director, Finance
Title	Title
2/28/14	March 10, 2014
Date	Date

APPROVED BY LEGAL

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISION.

Appendix A

Discount Terms and Conditions

1.0	Certification Incentive

Cisco Premier, Silver and Gold Certified Partner Programs are designed to recognize and reward Partners who achieve the highest expertise in selling, designing, supporting, and servicing Cisco solutions. Certified Partners have completed comprehensive training that ensures a consistently high level of Product knowledge, technical expertise and service capabilities. Integrator’s discount will be set based on the certification level Integrator has been awarded at the time it submits a particular purchase order for Products. The requirements for each certification level are provided in the URLs identified in the following table:

Program

URL

Gold

[***]

Silver

[***]

Premier

[***]

Partner must comply with the requirements of a particular Program as outlined in the information provided at the associated URL in order to achieve and retain all program benefits, including any associated increase in discount.

Integrator’s participation in a particular certification Program may be subject to additional requirements, including compliance with Program audit requirements. Certification requires the submission of an electronic application. The application and program transition guidelines are available at: [***]

Certifications are granted by country, and discount points attributable to certification will be provided based on the country specified in point of sale information provided by Integrator at time of order. Cisco may designate larger geographical areas in which certifications are effective. Such multinational areas will be identified by Cisco to Integrator at: [***]

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISION.

2.0	Discount Matrices

Upon execution of the Agreement, Integrator will be provided access to a restricted web page describing the resale discount to which Integrator is entitled depending on Integrator’s certification level. The web page is available at [***]

Note: Cisco reserves the right to introduce future Product families at different discounts. Cisco will notify Integrator in writing (including by posting on CCO) at least thirty (30) days prior to the introduction of such a new family of Products.

3.0	Internet Commerce/Point of Sale Reporting

Integrator shall submit electronically complete Point of Sale information with each of its Resales of Products under this Agreement.

POS information is submitted electronically when Integrator uses IC or EDI (Electronic Data Interchange) technology in a format agreed in advance with Cisco to submit orders electronically.

POS information shall include the following:

A.	Integrator’s Purchase Order number.

B.	Cisco’s Product name and number.

C.	The following information:

(1)	Ship-To
Name
Address (street, city, state, zip)

(2)	Bill-To
Name
Address (street, city, state, zip)

(3)	Install Site
Name
Address (street, city, state, zip)
Contact person (name, email, phone number)

(4)	End User
Name
Address (street, city, state, zip)
Contact person (name, email, phone number)

NOTE: A Post Office Box is not a valid value for address information and will be rejected.

Cisco will have the right to verify all POS information provided. Integrator shall provide Cisco with reasonable proof (shippers’ documentation, invoices, etc.) confirming the information on Cisco’s written request.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISION.

In the event Integrator does not provide POS information at the time of order entry, Integrator shall prepare such information in an electronic format as specified by Cisco and forward such POS information to Cisco within seven (7) days following the submission of an Order. Integrator shall include all information that is set forth above under “IC/POS”. Cisco will have the right to verify the information in such reports and may request, and Integrator shall provide, reasonable proof (shippers’ documentation, invoices, etc.) confirming the information.

Such reports shall be sent to the following e-mail address: [***] or such other address as Cisco may specify.

4.0	Internal Use Discount

The discount level at which Integrator is entitled to purchase Products for Internal Use will be made available to Integrator at: [***]

5.0	Demonstration/Evaluation/Lab Product Discount

To assist Integrator in its sales and marketing efforts, Integrator will be entitled to a discount for its purchases of demonstration, evaluation, and lab equipment (collectively the “Lab Discount). Upon execution of the Agreement, the Lab Discount to which Integrator is entitled shall be provided at: [***]

This discount may be applied to a maximum total value of Cisco Products as follows (the “Lab Discount Limitations”):

Integrator’s Certification Level	Maximum total value of Cisco Products*/ Integrator may purchase using the Lab Discount

Gold	$[***] in any 12-month period.

Silver	$[***] in any 12-month period.

Premier	$[***] in any 12-month period.

*/ Based on the Price List of Products purchased by Integrator from Cisco.

If Integrator is authorized by Cisco to Resell Products and Services in more than one country or country grouping, then the Lab Discount Limitations will apply on a per country or country grouping, provided that Integrator may not use the Lab Discount to purchase more than US$500,000 (based on then-current Price List) in Products in any Cisco sales theater (North America, Asia/Pacific, Europe, Emerging Markets, Japan) in any 12-month period.

If Integrator and its Affiliates collectively have multiple Systems Integrator Agreements with Cisco in a particular country or country grouping, then the Lab Discount Limitations will apply as if all Affiliates were purchasing under a single Systems Integrator Agreement.

Integrator may only use Products purchased with its Lab Discount for demonstration, evaluation, or lab purposes. Except to the extent permitted by Applicable Law, any Software received with or for such Products may not be distributed further, and, notwithstanding any other provision of this

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISION.

Agreement, all Software for such Products is licensed to Integrator solely for its use for demonstration, evaluation or lab purposes.

In the event that a particular Cisco certification, specialization, or Advanced Technology Provider program in which Integrator participates requires the purchase of additional demonstration, evaluation, or lab Products, then, notwithstanding the dollar caps referenced in the matrix above, Integrator may apply its Lab Discount to the purchase of such required Products.

6.0	Price Deviations

With respect to additional discounts granted to Integrator for Integrator’s Resale to one or more specific End Users in accordance with Section 3 of the Agreement (Prices), Integrator will receive a valid deal identification number (“Deal ID”) from a Cisco Sales Representative. The Integrator must place the Deal ID in the appropriate field in Cisco’s Ordering Tool, Ariba and/or ICS-XML interface. For an Integrator with no specific Deal ID field in their XML interface or Ariba Solution, a Deal ID must be provided to Cisco either by electronic submission at the time of order. A valid Purchase Order must be placed within five (5) business days of the granting of the additional discount, or the Purchase Order will be subject to cancellation.

Integrator may submit the Deal ID in the notes fields on Purchase Orders when using ICS-XML as an order submission method.

7.0	Non-Value Added Discount

In the event that Cisco determines in its sole discretion that Integrator is selling Products without significant Added Value, the total discount for any such no-value added opportunity will be reduced. Upon execution of the Agreement, the Non-Value Added Discount to which Integrator is entitled depending on Integrator’s certification level shall be made available at: [***]

This remedy is without prejudice to, and is in addition to, all other rights and remedies available to Cisco. Purchases and Resales of Products Integrator makes within the Territory to other resellers of Products that are purchasing for purposes of Resale will be presumed to be sales made without significant Added Value, and will be subject to the special Non-Value Added Discount provided for in this Section 7.0 unless Cisco provides written consent in advance.

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Appendix B

Compliance with Anti-Corruption Laws

Cisco Systems expects and requires that all of its suppliers, subcontractors, channel partners, consultants, agents and other parties with whom Cisco does business (“Cisco Partners”), act at all times in a professional and ethical manner in carrying out their services and contractual obligations to Cisco, or on Cisco’s behalf to a Cisco customer or other third party. To that end, all Cisco Partners shall:

(a)

Comply with all country, federal, state and local laws, ordinances, codes, regulations, rules, policies and procedures, including, but not limited to, anti-corruption laws, such as the U.S. Foreign Corrupt Practices Act (“Applicable Laws”). Cisco Partners can find more information about the FCPA at the following URL:http://www.usdoi.gov/criminal/fraud/fcpa/, or by contacting publicsectorcompliance@cisco.com.

(b)	Not take any action or permit the taking of any action by a supplier or third party which may render Cisco liable for a violation of Applicable Laws, including the FCPA.

(c)

Not use money or other consideration paid by Cisco for any unlawful purposes, including any purposes violating the FCPA or other Applicable Laws, such as direct or indirect payments, for the purpose of assisting Cisco in obtaining or retaining business, to any of the following:

(i)

Government officials (including any person holding an executive, legislative, judicial or administrative office, whether elected or appointed, or of any public international organization, such as the United Nations or World Bank, or any person acting in any official capacity for or on behalf of such government, public enterprise or state-owned business);

(ii)	Political parties or party officials;

(iii)	Candidates for political office; or

(iv)	Any person, while knowing that all or a portion of such money or thing of value will be offered, given or promised, directly or indirectly to any of the above-identified persons or organizations.

(d)

Upon request, Cisco’s Partners may be required to have their own subcontractors, consultants, agents or representatives execute a similar written anti-corruption compliance statement, and to confirm to Cisco that such action has been taken;

(e)	The record-keeping, audit and other related terms and obligations, as set forth in Partners’ agreement(s) with Cisco, shall equally apply to their compliance with this policy.

(f)

In no event shall Cisco be obligated under any supplier or third party agreement to take any action or omit to take any action that Cisco believes, in good faith, would cause it to be in violation of the FCPA or other Applicable Laws.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISION.

(g)

Cisco retains the right to suspend or terminate any Cisco Partner agreement immediately upon written notice if Cisco believes, in good faith, that such Cisco Partner has breached any elements of this policy, or if the Partner makes a false or fraudulent statement, representation or warranty while carrying out their contractual obligations.

(h)

Cisco’s Partners shall immediately report to Cisco any concerns it may have regarding any business practices by any Cisco employee or Cisco Partner by emailing ethics@cisco.com, or by calling Cisco’s Helpline toll free number in North America 1-877-571-1700 or worldwide number (reverse calling charges to Cisco) 001-770-776-5611.

(i)

Integrator has read and agrees to act consistently with Cisco’s Policy re: Compliance with Global Anticorruption Laws by Cisco’s Partners”, published at [***] (available in English and ten other languages), or by contacting [***]

(j)

Integrator shall use its best efforts to regularly inform Cisco of any requirements under any Applicable Laws that directly or indirectly affect these Terms of Sale, the sale, use and distribution of Products or Services, or Cisco’s trade name, trademarks or other commercial, industrial or intellectual property interests, including, but not limited to, certification or type approval of the Products from the proper authorities in the Territory;

(k)

Additionally, Integrator shall comply, and notify end users of their obligations to comply, with all applicable Cisco published policies, including Software Transfer Policy, Used Equipment Policy, as published by Cisco and as amended from time to time. Integrator shall promptly notify Cisco of any failure by any end user to comply with any of the foregoing policies that comes to Integrator’s attention.

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AMENDMENT NO.17 TO THE SYSTEMS INTEGRATOR AGREEMENT (RENEWAL)

This Amendment No. 17 (the “Amendment”) to the Systems Integrator Agreement (the “Agreement”) by and between Cisco Systems, Inc., a California corporation, having its principal place of business at 170 West Tasman Drive, San Jose, California, 95134 (“Cisco”) and Presidio Networked Solutions, Inc., a corporation formed under the laws of United States (“Integrator”) having its principal place of business at 7601 Ora Glen Drive, Suite 100, Greenbelt, Maryland, 20770, United States, is entered into as of the date of last signature below (the “Amendment Effective Date”).

WHEREAS, as of May 14, 2002, Cisco and Integrator entered into the Agreement, as amended (if applicable);

NOW THEREFORE, the parties agree to amend the Agreement as follows:

1. The term of the Agreement shall be renewed for a period of sixty (60) days commencing on the following date: (i) if the Agreement has not expired (i.e. the Amendment Effective Date is on or before the expiry of the then-current term of the Agreement), then the end of the then-current term of the Agreement; or (ii) if the Agreement has expired (i.e. the Amendment Effective Date is after the expiry of the then-current term of the Agreement), then the Amendment Effective Date.

2. To the extent the following language is not present in the Agreement, it is hereby added to the Term and Termination section of the Agreement:

“In the event that, following termination or expiration of this Agreement, Integrator places Purchase Orders and Cisco accepts such Purchase Orders, then any such Purchase Orders shall be governed by the terms and conditions of this Agreement notwithstanding the earlier expiration or termination of this Agreement; provided, however, that acceptance by Cisco of any such Purchase Order will not be considered to be an extension of the term of the Agreement nor a renewal thereof.”

The parties have caused this Amendment to be duly executed. Each party represents that its respective signatories whose signatures appear below have been and are on the date of signature duly authorized to execute this Amendment.

  Presidio Networked Solutions LLC f/k/a

Presidio Networked Solutions, Inc.	Cisco Systems, Inc.
(“Integrator”)	(“Cisco”)

Authorized Signature	Authorized Signature
Jay Staples	Juan Pablo Brockmann
Print Name	Print Name
Asst. General Counsel	Director, Finance
Title	Title
2/26/16	March 2, 2016
Date	Date
APPROVED BY LEGAL

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AMENDMENT NO.18 TO THE SYSTEMS INTEGRATOR AGREEMENT (RENEWAL)

This Amendment No. 18 (the “Amendment”) to the Systems Integrator Agreement (the “Agreement”) by and between Cisco Systems, Inc., a California corporation, having its principal place of business at 170 West Tasman Drive, San Jose, California, 95134 (“Cisco”) and Presidio Networked Solutions LLC, a corporation formed under the laws of United States (“Integrator”) having its principal place of business at 7601 Ora Glen Drive, Suite 100, Greenbelt, Maryland, 20770, United States, is entered into as of the date of last signature below (the “Amendment Effective Date”).

WHEREAS, as of May 14, 2002, Cisco and Integrator entered into the Agreement, as amended (if applicable);

NOW THEREFORE, the parties agree to amend the Agreement as follows:

1. The term of the Agreement shall be renewed for a period of sixty (60) days commencing on the following date: (i) if the Agreement has not expired (i.e. the Amendment Effective Date is on or before the expiry of the then-current term of the Agreement), then the end of the then-current term of the Agreement; or (ii) if the Agreement has expired (i.e. the Amendment Effective Date is after the expiry of the then-current term of the Agreement), then the Amendment Effective Date.

2. To the extent the following language is not present in the Agreement, it is hereby added to the Term and Termination section of the Agreement:

“In the event that, following termination or expiration of this Agreement, Integrator places Purchase Orders and Cisco accepts such Purchase Orders, then any such Purchase Orders shall be governed by the terms and conditions of this Agreement notwithstanding the earlier expiration or termination of this Agreement; provided, however, that acceptance by Cisco of any such Purchase Order will not be considered to be an extension of the term of the Agreement nor a renewal thereof.”

The parties have caused this Amendment to be duly executed. Each party represents that its respective signatories whose signatures appear below have been and are on the date of signature duly authorized to execute this Amendment.

Presidio Networked Solutions LLC	Cisco Systems, Inc.
(“Integrator”)	(“Cisco”)

Authorized Signature	Authorized Signature
Jay Staples	Phil Lozano
Print Name	Print Name
Asst. General Counsel	Director, Finance
Title	Title
4/29/16	May 3, 2016
Date	Date
APPROVED BY LEGAL

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February 1, 2016
ECLM#105835_INC#INC800003231098

AMENDMENT NO. 19 TO THE SYSTEMS INTEGRATOR AGREEMENT (RENEWAL)

This Amendment No. 19 (the “Amendment”) to the Systems Integrator Agreement (the “Agreement”) by and between Cisco Systems, Inc., a California corporation, having its principal place of business at 170 West Tasman Drive, San Jose, California, 95134 (“Cisco”) and Presidio Networked Solutions LLC, a corporation formed under the laws of United States (“Integrator”) having its principal place of business at 7601 Ora Glen Drive, Suite 100, Greenbelt, Maryland, 20770, United States, is entered into as of the date of last signature below (the “Amendment Effective Date”).

WHEREAS, as of May 14, 2002, Cisco and Integrator entered into the Agreement, as amended (if applicable);

NOW THEREFORE, the parties agree to amend the Agreement as follows:

1. The term of the Agreement shall be renewed for a period of sixty (60) days commencing on the following date: (i) if the Agreement has not expired (i.e. the Amendment Effective Date is on or before the expiry of the then-current term of the Agreement), then the end of the then-current term of the Agreement; or (ii) if the Agreement has expired (i.e. the Amendment Effective Date is after the expiry of the then-current term of the Agreement), then the Amendment Effective Date.

2. To the extent the following language is not present in the Agreement, it is hereby added to the Term and Termination section of the Agreement:

“In the event that, following termination or expiration of this Agreement, Integrator places Purchase Orders and Cisco accepts such Purchase Orders, then any such Purchase Orders shall be governed by the terms and conditions of this Agreement notwithstanding the earlier expiration or termination of this Agreement; provided, however, that acceptance by Cisco of any such Purchase Order will not be considered to be an extension of the term of the Agreement nor a renewal thereof.”

The parties have caused this Amendment to be duly executed. Each party represents that its respective signatories whose signatures appear below have been and are on the date of signature duly authorized to execute this Amendment.

Presidio Networked Solutions LLC	Cisco Systems, Inc.
(“Integrator”)	(“Cisco”)
/s/ Authorized Person
Authorized Signature	Authorized Signature
Jay Staples
Print Name	Print Name
Asst. General Counsel
Title	Title
7/1/16
Date	Date

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ECLM#107625_INC#INC800003831251

AMENDMENT 20 TO THE SYSTEMS INTEGRATOR AGREEMENT

This Amendment 20 (the “Amendment”) to the Systems Integrator Agreement (the “Agreement”) entered into by and between Cisco Systems, Inc., (“Cisco”) a California corporation having its principal place of business at 170 West Tasman Drive, San Jose, California, 95134, and Presidio Networked Solutions LLC (“Integrator”), a limited liability company formed under the laws of Florida having a principal place of business at 1 Penn Plaza, 28th Floor, New York, NY, 10119, is effective as of the date of last signature (the “Amendment Effective Date”).

WHEREAS, as of May 14, 2002, Cisco and Integrator entered into the Agreement, as amended;

WHEREAS, as of December 6, 2005, Cisco and Netech Corporation (“Netech’’) entered into a Systems Integrator Agreement (the “Netech Agreement”), as amended,

WHEREAS, on or about February 1, 2016, Presidio Infrastructure Solutions LLC, a Delaware limited liability company (“PIS”), acquired substantially all the assets and liabilities of Netech, including the Netech Agreement., and

WHEREAS, PIS is a wholly-owned subsidiary of Presidio Networked Solutions Group LLC (“PNSG”), which is a wholly-owned subsidiary of Integrator;

NOW THEREFORE, the parties agree to amend the Agreement as follows:

1.

PIS and PNSG are hereby added as Affiliates, as defined herein, to the Agreement. Each Affiliate will be granted the ability to purchase Products and Services from Cisco for Resale or its own Internal Use in accordance with the terms of the Agreement. Integrator (i) guarantees the performance of each Affiliate, (ii) assumes any liabilities of PIS and PNSG under the Agreement, and (iii) assumes any liabilities under the Netech Agreement. Integrator warrants that each Affiliate will abide fully by the terms and conditions of the Agreement and shall be responsible for obtaining and adhering to the terms of any amendment to the Agreement executed between Cisco and Integrator. Furthermore, the terms and conditions of the Agreement are binding and fully enforceable against Affiliate, as though an original party to the Agreement.

i.

“Affiliate” with respect to Integrator is any corporation, firm, partnership or other entity that directly or indirectly controls, or is controlled by, or is under common control with Integrator. “Affiliate” with respect to Cisco means any corporation, firm, partnership or other entity that directly or indirectly controls, or is controlled by, or is under common control with Cisco.

ii.

The limit of liability set forth in the Agreement shall be deemed an aggregate limit of liability, not per Affiliate, regardless of whether any Affiliate has executed a separate agreement with Cisco or a Cisco affiliate permitting such Affiliate to purchase under the terms of this Agreement

Amendment 20 Presidio SIA 080416SIA	1

2.	It is the intent of the Parties that the Netech Agreement will terminate upon finalization of the systems merge by Cisco of Netech with PIS. This Amendment satisfies any notice as may be required by any party for such termination pursuant to Section 14.0 of the Netech Agreement.

All other terms and conditions of the Agreement remain unchanged and in full force and effect.

The parties have caused this Amendment to be duly executed. Each party represents that its respective signatories whose signatures appear below have been and are on the date of signature duly authorized to execute this Amendment.

Presidio Networked Solutions, LLC (“Integrator”)	Cisco Systems, Inc. (“Cisco”)
/s/ Brian Dulac
Authorized Signature	Authorized Signature

Jay Staples	Brian Dulac
Print Name	Print Name

Asst. General Counsel	Director, Finance
Title	Title

August 5, 2016	August 11, 2016
Month/Day/Year	Month/Day/Year

Amendment 20 Presidio SIA 080416SIA	2

AMENDMENT No. 21 TO THE SYSTEMS INTEGRATOR AGREEMENT (RENEWAL)

This Amendment No. 21 (the “Amendment”) to the Systems Integrator Agreement (the “Agreement”) by and between Cisco Systems, Inc., a California corporation, having its principal place of business at 170 West Tasman Drive, San Jose, California, 95134 (“Cisco”) and Presidio Networked Solutions LLC, a limited liability company formed under the laws of United States (“Integrator”) having its principal place of business at 7601 Ora Glen Drive, Suite 100, Greenbelt, Maryland, 20770, United States, is entered into as of the date of last signature below (the “Amendment Effective Date”).

WHEREAS, as of May 14, 2002, Cisco and Integrator entered into the Agreement, as amended (if applicable);

NOW THEREFORE, the parties agree to amend the Agreement as follows:

1. The term of the Agreement shall be renewed for a period of sixty (60) days commencing on the following date: (i) if the Agreement has not expired (i.e. the Amendment Effective Date is on or before the expiry of the then-current term of the Agreement), then the end of the then-current term of the Agreement; or (ii) if the Agreement has expired (i.e. the Amendment Effective Date is after the expiry of the then-current term of the Agreement), then the Amendment Effective Date.

2. To the extent the following language is not present in the Agreement, it is hereby added to the Term and Termination section of the Agreement:

“In the event that, following termination or expiration of this Agreement, Integrator places Purchase Orders and Cisco accepts such Purchase Orders, then any such Purchase Orders shall be governed by the terms and conditions of this Agreement notwithstanding the earlier expiration or termination of this Agreement; provided, however, that acceptance by Cisco of any such Purchase Order will not be considered to be an extension of the term of the Agreement nor a renewal thereof.”

The parties have caused this Amendment to be duly executed. Each party represents that its respective signatories whose signatures appear below have been and are on the date of signature duly authorized to execute this Amendment.

Presidio Networked Solutions LLC	Cisco Systems, Inc.
(“Integrator”)	(“Cisco”)

Authorized Signature	Authorized Signature
Jay Staples	Brian Dulac
Print Name	Print Name
Asst. General Counsel	Director, Finance
Title	Title
9/7/16	September 8, 2016
Date	Date

APPROVED BY LEGAL

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ECLM 109861_INC800004757248

AMENDMENT NO. 22 TO THE SYSTEMS INTEGRATOR AGREEMENT (RENEWAL)

This Amendment (the “Amendment”) to the Systems Integrator Agreement (the “Agreement”) by and between Cisco Systems, Inc., a California corporation, having its principal place of business at 170 West Tasman Drive, San Jose, California, 95134 (“Cisco”) and Presidio Networked Solutions LLC, a Limited Liability Company formed under the laws of Maryland (“Integrator”) having its principal place of business at 7601 Ora Glen Drive, Suite 100, Greenbelt, Maryland, 20770, United States, is entered into as of the date of last signature below (the “Amendment Effective Date”).

WHEREAS, as of May 14, 2002, Cisco and Integrator entered into the Agreement, as amended (if applicable);

NOW THEREFORE, the parties agree to amend the Agreement as follows:

1. The term of the Agreement shall be renewed for a period of sixty (60) days commencing on the following date: (i) if the Agreement has not expired (i.e. the Amendment Effective Date is on or before the expiry of the then-current term of the Agreement), then the end of the then-current term of the Agreement; or (ii) if the Agreement has expired (i.e. the Amendment Effective Date is after the expiry of the then-current term of the Agreement), then the Amendment Effective Date.

2. To the extent the following language is not present in the Agreement, it is hereby added to the Term and Termination section of the Agreement:

“In the event that, following termination or expiration of this Agreement, Integrator places Purchase Orders and Cisco accepts such Purchase Orders, then any such Purchase Orders shall be governed by the terms and conditions of this Agreement notwithstanding the earlier expiration or termination of this Agreement; provided, however, that acceptance by Cisco of any such Purchase Order will not be considered to be an extension of the term of the Agreement nor a renewal thereof.”

The parties have caused this Amendment to be duly executed. Each party represents that its respective signatories whose signatures appear below have been and are on the date of signature duly authorized to execute this Amendment.

Presidio Networked Solutions LLC	Cisco Systems, Inc.
(“Integrator”)	(“Cisco”)

Authorized Signature	Authorized Signature
Jay Staples	Phil Lozano
Print Name	Print Name
Asst. General Counsel	Director, Finance
Title	Title
11/7/16	November 8, 2016
Date	Date

APPROVED BY LEGAL

Sales_si_renewal_amendment_short_form v1.00
February 1, 2016	p. 1 of 1
ECLM# 112151 Remedy# INC800005287229

AMENDMENT 23 TO THE SYSTEMS INTEGRATOR AGREEMENT – U.S. (RENEWAL)

This Amendment 23 (the “Amendment”) to the Systems Integrator Agreement (the “Agreement”) by and between Cisco Systems, Inc., a California corporation, having its principal place of business at 170 West Tasman Drive, San Jose, California, 95134 (“Cisco”) and Presidio Networked Solutions LLC, a Limited Liability Company formed under the laws of Maryland (“Integrator”) having its principal place of business at 7601 Ora Glen Drive, Suite 100, Greenbelt, Maryland, 20770, United States, is entered into as of the date of last signature below (the “Amendment Effective Date”).

WHEREAS, as of May 14, 2002, Cisco and Integrator entered into the Agreement, as amended (if applicable);

NOW THEREFORE, the parties agree to amend the Agreement as follows:

1. The term of the Agreement shall be renewed for a period of thirty (30) days commencing on the following date: (i) if the Agreement has not expired (i.e. the Amendment Effective Date is on or before the expiry of the then-current term of the Agreement), then the end of the then-current term of the Agreement; or (ii) if the Agreement has expired (i.e. the Amendment Effective Date is after the expiry of the then-current term of the Agreement), then the Amendment Effective Date.

2. To the extent the following language is not present in the Agreement, it is hereby added to the Term and Termination section of the Agreement:

“In the event that, following termination or expiration of this Agreement, Integrator places Purchase Orders and Cisco accepts such Purchase Orders, then any such Purchase Orders shall be governed by the terms and conditions of this Agreement notwithstanding the earlier expiration or termination of this Agreement; provided, however, that acceptance by Cisco of any such Purchase Order will not be considered to be an extension of the term of the Agreement nor a renewal thereof.”

The parties have caused this Amendment to be duly executed. Each party represents that its respective signatories whose signatures appear below have been and are on the date of signature duly authorized to execute this Amendment.

Presidio Networked Solutions LLC	Cisco Systems, Inc.
(“Integrator”)	(“Cisco”)

/s/ Jay Staples	/s/ Phil Lozano
Authorized Signature	Authorized Signature

Jay Staples	Phil Lozano
Print Name	Print Name

Asst. General Counsel	Director, Finance
Title	Title

1/9/17	January 10, 2017
Date	Date

APPROVED BY LEGAL

Sales_si_renewal_amendment_short_form v1.01	p. 1 of 1
November 22 2016
ECLM# 113818
Remedy# INC800005797407

AMENDMENT NO. 24 TO THE SYSTEMS INTEGRATOR AGREEMENT (RENEWAL)

This Amendment (the “Amendment”) to the Systems Integrator Agreement (the “Agreement”) by and between Cisco Systems, Inc., a California corporation, having its principal place of business at 170 West Tasman Drive, San Jose, California, 95134 (“Cisco”) and Presidio Networked Solutions LLC, a Limited Liability Company formed under the laws of Maryland (“Integrator”) having its principal place of business at 7601 Ora Glen Drive, Suite 100, Greenbelt, Maryland, 20770, United States, is entered into as of the date of last signature below (the “Amendment Effective Date”).

WHEREAS, as of May 14, 2002, Cisco and Integrator entered into the Agreement, as amended (if applicable);

NOW THEREFORE, the parties agree to amend the Agreement as follows:

1. The term of the Agreement shall be renewed for a period of thirty (30) days commencing on the following date: (i) if the Agreement has not expired (i.e. the Amendment Effective Date is on or before the expiry of the then-current term of the Agreement), then the end of the then-current term of the Agreement; or (ii) if the Agreement has expired (i.e. the Amendment Effective Date is after the expiry of the then-current term of the Agreement), then the Amendment Effective Date.

2. To the extent the following language is not present in the Agreement, it is hereby added to the Term and Termination section of the Agreement:

“In the event that, following termination or expiration of this Agreement, Integrator places Purchase Orders and Cisco accepts such Purchase Orders, then any such Purchase Orders shall be governed by the terms and conditions of this Agreement notwithstanding the earlier expiration or termination of this Agreement; provided, however, that acceptance by Cisco of any such Purchase Order will not be considered to be an extension of the term of the Agreement nor a renewal thereof.”

The parties have caused this Amendment to be duly executed. Each party represents that its respective signatories whose signatures appear below have been and are on the date of signature duly authorized to execute this Amendment.

Presidio Networked Solutions LLC	Cisco Systems, Inc.
(“Integrator”)	(“Cisco”)

/s/ Jay Staples	/s/ John Christoph
Authorized Signature	Authorized Signature

Jay Staples	John Christoph
Print Name	Print Name

Asst. General Counsel	Director, Finance
Title	Title

2/3/17	February 7, 2017
Date	Date

APPROVED BY LEGAL

Sales_si_renewal_amendment_short_form v1.01	p. 1 of 1
November 22 2016
ECLM# 114803
Remedy# INC800005987811

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ADDENDUM 1 TO THE

SYSTEMS INTEGRATOR AGREEMENT

BETWEEN

PRESIDIO NETWORKED SOLUTIONS, INC.

AND

CISCO SYSTEMS, INC.

ENTERPRISE SUITES PROGRAM

TERMS AND CONDITIONS

This Addendum 1 (the “Addendum”) to the Systems Integrator Agreement (the “Agreement”) is entered into by and between Cisco Systems, Inc. (“Cisco”), a California corporation having its principal place of business at 170 West Tasman Drive, San Jose, CA, 95134, and the Presidio Networked Solutions, Inc. (“Integrator”), a Florida corporation having its principal place of business at 7601 Ora Glen Drive, Suite 100, Greenbelt, Maryland 20770. This Addendum is effective as of the date last written below (the “Addendum Effective Date”). Except where expressly stated, all terms of the Agreement remain in full force and effect. Any capitalized term not defined in this document will have the meaning specified in the Agreement. In the event of a conflict between the Agreement and the Addendum, the terms of the Addendum shall take precedence over the terms and conditions of the Agreement with regards to the subject matter described herein.

1.	PROGRAM

1.1.

This Addendum sets forth the terms and conditions for Integrator’s participation in the Cisco Enterprise Suites Program (“Program”). The Program entitles Integrator to Resell Cisco’s Enterprise Suites Products, as they are defined and updated from time to time (“Enterprise Suites”) on Cisco’s Price List, to qualified End Users, subject to the Cisco Enterprise Suites Terms and Conditions found at [***] (“End User Terms and Conditions”).

1.2.

The Program provides for Enterprise-Wide purchase of Enterprise Suites including one or more of the following: Software, Services, and Cloud Subscriptions. The Software, Services, and Cloud Subscriptions included in each Suite are all separately orderable “commercial items” as defined under Federal Acquisition Regulation (“FAR”) 2.101 that are available on the Price List.

2.	TERM

2.1.	This Addendum expires on the earlier of (i) one year after the Addendum Effective Date or (ii) the termination or expiration of the Agreement (such term to be referred to as the “Addendum Term”).

Page 1 of 7 Cisco Confidential
[4.1.1.22] [1 Addendum SIA.pdf] [Page 1 of 7]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.	INTEGRATOR ELIGIBILITY

3.1.	To be eligible for the Program, Integrator must maintain each of the following qualifications during the Addendum Term:

●	[***]
●	[***]
●	[***]
●	[***]
●	[***]

3.2.	If Integrator fails to meet any of these conditions at any time during the Addendum Term, Integrator is ineligible to Resell Enterprise Suites under the Program and this Addendum will terminate.

4.	DEAL ELIGIBILITY

4.1.

Integrator must receive Cisco’s written approval and follow any registration process required by Cisco before presenting, offering, marketing, or selling Enterprise Suites under this Program to any End User.

4.2.	Upon written notice from Cisco, all Purchase Orders under this Addendum must be submitted electronically through Cisco Commerce Workspace.

4.3.

Cisco reserves the right to put on hold and/or reject any Purchase Order that is not in conformity with the terms and conditions of this Addendum or the Agreement. Furthermore, any deal not meeting the terms and conditions of this Addendum will be rejected.

5.	INTEGRATOR OBLIGATIONS

5.1.	Prior to accepting a purchase order from an End User under this Program (“End User Purchase Order”), Integrator must:

●	Obtain from End User a written, signed, good faith estimate of End User’s total number of Knowledge Workers in the form attached as Exhibit B;
●	Attach the then-current version of the End User Terms and Conditions to the End User quote; and
●	Confirm that the End User Purchase Order references Integrator’s quote.

5.2.

Either before or with Integrator’s Purchase Order to Cisco, Integrator must provide to Cisco a signed copy of the End User Information form reflected in Exhibit B (“End User Information”). End User Information must include End User’s legal names and

Cisco Confidential

[4.1.1.22] [1 Addendum SIA.pdf] [Page 2 of 7]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

location(s), including the legal name and location(s) of any Affiliate(s) that is/are included in End User Knowledge Worker estimate, the total number of End User’s Knowledge Workers, and the specific Enterprise Suites purchased. An authorized representative of End User must sign the End User Information.

5.3.

Integrator may Resell the Enterprise Suites only to the End User and End User’s Affiliates named on the Integrator Purchase Order. Reselling Enterprise Suites other than on an Enterprise-Wide basis, including but not limited to per user or per CPU basis, is prohibited.

5.4.	For purposes of the Program, [***] is excluded from the definition of Resale. Integrator shall not [***] without written permission from Cisco Systems and payment of an appropriate fee.

5.5.	[***]

5.6.	Upon Cisco’s request, Integrator will assist Cisco with verification of the number of installed Enterprise Software licenses by an End User.

IN WITNESS WHEREOF, the parties have caused this Addendum to be duly executed. Each party warrants and represents that its respective signatories, whose signatures appear below, have been, and are, on the date of the signature, authorized by the respective party to execute this Addendum.

Presidio Networked Solutions, Inc.	Cisco Systems, Inc.

Authorized Signature:	Authorized Signature:

Name: Jay T. Staples	Name: Juan Pablo Brockmann

Title: General Counsel	Title: Controller Finance

Date: 10/13/11	Date: 11/4/2011

APPROVED BY LEGAL

Page 3 of 7 Cisco Confidential
[4.1.1.22] [1 Addendum SIA.pdf] [Page 1 of 7]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT A

DEFINITIONS

“Affiliate” means, with respect to End User, any corporation, firm, partnership or other entity that directly or indirectly controls, or is controlled by, or is under common control with End User. With respect to Integrator and Cisco, “Affiliate” has the same meaning as in the Agreement.

“Authorized Users” means End User’s (a) full or part-time employees at all End User locations, including any remote personnel, and (b) contractors who work on End User’s behalf.

“Cloud Subscription(s)” means software provided online as a service purchased under the Enterprise Suites program and performed or to be performed by Cisco and are “commercial items” as defined under Federal Acquisition Regulation (“FAR”) 2.101.

“Cloud Subscription Terms” means (a) the terms of service located at [***] and (b) any other terms Cisco provides to Integrator for Cloud Subscriptions included in the Program.

“Devices” means computing or communication devices capable of Running the Enterprise Software or Enterprise Cloud Subscriptions.

“End User” means the final purchaser that: (i) has acquired the Enterprise Suites for its own internal business use and not for resale or acting as a service bureau or outsourcing for use by third parties, and (ii) is identified as the purchaser in the purchase order issued to Cisco or to the Reseller for the Program. “End User” encompasses any of End User’s Affiliates included in End User’s good faith estimate of Knowledge Workers.

“Enterprise Cloud Subscriptions” means the Cloud Subscriptions included in the Enterprise Suites.

“Enterprise Services” means the Services included in the Enterprise Suites.

“Enterprise Software” means the Software included in the Enterprise Suites. Cisco reserves the right to end the product life of the Enterprise Software during the Suite Term consistent with Cisco’s End of Life Policy which may be found at: [***]

“Enterprise-Wide” means End User has the right to use the Enterprise Software and access Enterprise Cloud Subscriptions and Services for End User’s internal business use for as many Authorized Users and Devices as End User desires consistent with Organic Growth.

“EULA” means the Cisco End User License Agreement, the Quad EULA, and any SEULA. Cisco’s End User License Agreement (EULA) terms and product warranties apply to the use of any Enterprise Software license under the Program. Cisco’s current EULA can be found at: http://www.cisco.com/go/warranty.

“Knowledge Workers” means End User’s Authorized Users that utilize Devices as a normal part of their job duties performed on End User’s behalf.

Cisco Confidential

[4.1.1.22] [1 Addendum SIA.pdf] [Page 4 of 7]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Organic Growth” [***] Growth arising from one or more mergers, acquisitions, reorganizations, joint ventures, or other similar events that increase Authorized Users by more than [***] percent ([***]%) during the Suite Term is specifically excluded.

“Running” means loading software into memory and executing one or more of its instructions.

“SEULA” means the applicable Supplemental End User License Agreement for certain Enterprise Software.

“Suite Term” means the term of the Suites that are purchased by an End User. Unless otherwise authorized by Cisco in writing, End User has a maximum of three (3) years from the date of first product activation key (“PAK”) shipment to deploy and install the Enterprise Software on an Enterprise-Wide basis, use Enterprise Cloud Subscriptions, and receive support and upgrade Enterprise Services, unless the contract with Integrator and End User is terminated earlier for breach.

Intentionally Left Blank – Exhibit B Follows

Cisco Confidential

[4.1.1.22] [1 Addendum SIA.pdf] [Page 5 of 7]

EXHIBIT B

END USER INFORMATION

To qualify for Cisco’s Enterprise Suites Program, you as the End User must complete and have your authorized representative sign this form. Cisco licenses its Software on an Enterprise-Wide basis to End User based on End User’s good faith estimate.

The following defined terms are provided to help you in completing the form:

“Affiliate” means any corporation, firm, partnership or other entity that directly or indirectly controls, or is controlled by, or is under common control with Purchaser.

“Authorized Users” means your (a) full or part-time employees at all of your locations, including any remote personnel, and (b) contractors who act on your behalf.

“Devices” means computing or communications devices capable of running the Enterprise Software or Enterprise Subscriptions.

“Knowledge Workers” means your Authorized Users that utilize Devices as normal part of their jobs duties that are performed on your behalf with or working on behalf.

“Running” means loading software into memory and executing one or more of its instructions.

You represent, in the designated space below, that the estimate below is a good faith estimate of the total quantity of Knowledge Workers that are employed by or work on behalf of you or your named Affiliates as of the purchase order date.

Intentionally Left Blank – “End User Knowledge Worker Estimate” Follows

Page 6 of 7 Cisco Confidential
[4.1.1.22] [1 Addendum SIA.pdf] [Page 6 of 7]

   END USER KNOWLEDGE WORKER ESTIMATE

Full Legal Name of Purchaser:
Purchaser Address:
Affiliates – check appropriate box and provide information, as needed:

☐ None

☐ All affiliates

☐ Named affiliates, legal names listed below:
Knowledge Worker Estimate:

“As an authorized representative of the Purchaser and in my capacity as a representative of Purchaser, the above information represents the Purchaser’s best estimate of Knowledge Workers.”

Company Name

Authorized Signature

Printed Name

Title

Date

This Represents the End of the Document

Page 7 of 7 Cisco Confidential
[4.1.1.22] [1 Addendum SIA.pdf] [Page 7 of 7]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Addendum No. 2 to System Integration Agreement

Hosted Collaboration Solutions - Large Enterprise

Resale Program Terms

This Addendum 2 (the “Addendum”) to Systems Integrator Agreement (the “Agreement”) is entered into by and between Cisco Systems, Inc. and Presidio Networked Solutions, Inc. (“Integrator”). This Addendum is effective as of the date last written below (“Addendum Effective Date”). Except where expressly stated, all terms of the Agreement remain in full force and effect. In the event of a conflict between the Agreement and the Addendum, the terms of the Addendum shall take precedence with regards to the subject matter described herein.

1.	Program. This Addendum sets forth the terms and conditions for Channel Partner’s participation in the Cisco Hosted Collaboration Solution - Large Enterprise Resale Program (“HCS-LE Resale Program”). Subject to the terms of this Addendum, Channel Partner is authorized through the HCS-LE Resale Program to Resell HCS-LE except on a hosted, outsourced, timeshare, managed, or any other provisioned basis.

2.	Definitions. If a capitalized term is not defined in these Terms and Conditions, it shall have the meaning ascribed to it in the Resale Agreement.

2.1.	Customer: The End User (as defined in Channel Partner’s Resale Agreement) or licensee that has acquired Products or Services for its own internal use and not for Resale, remarketing, or distribution. An entity is not an eligible Customer under the Program if it performs stocking, sparing, or warehousing activities for third parties or procures Products or Services for delivery to third parties.

2.2.	GPL: The Cisco Global Price List as published at Cisco.com.

2.3.	HCS-LE: Cisco’s Hosted Collaboration Solution – Large Enterprise as it is defined and updated from time-to-time on the GPL. HCS-LE includes Software and Services.

2.4.	Resale Agreement: The Cisco Indirect Channel Partner Agreement (ICPA), the Cisco Systems Integrator Agreement (SIA), or another similar Cisco agreement that authorizes the resale of Cisco Products and Services only to Customers

3.	Channel Partner Eligibility. Due to the technical complexity of designing and implementing HCS-LE, Channel Partner must meet at least one of the following eligibility options to participate in the HCS-LE Resale Program:

3.1.	Eligibility Option 1. [***]

i	[***]

ii	[***]

3.2.	Eligibility Option 2. Otherwise demonstrate sufficient experience and ability to implement HCS-LE in a hosted environment by meeting all of the following requirements:

i	[***]

ii	[***]

iii	[***]

iv	[***]

v	[***]

4.	Deal Eligibility. Cisco reserves the right to put on hold and reject any Purchase Order that is not in conformity with the terms and conditions of this Addendum or the Agreement.

[4.1.1.21] [2 Addendum SIA.pdf] [Page 1 of 3]

Cysco Systems Inc.

Hosted Collaboration Solutions—Large Enterprise

Relase Program Addendum

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.	Proprietary Rights and Software Licensing.

5.1.	Notwithstanding any provisions in the Agreement or any other agreements or licenses between Cisco and Channel Partner, Channel Partner shall not [***]

5.2.	The Managed CPE Services or Managed/Provisioned Network Services (“MNS”) exception to Cisco’s Transfer and Relicensing Policy, which can be found at http://www.cisco.com/en/US/prod/cisco_software_transfer_relicensing_policy.html, shall not apply to Resale of HCS-LE.

5.3.	[***]

6.	Termination for Cause. If Channel Partner fails to meet any of these conditions or comply with any of the terms of this Addendum at any time during the Addendum Term, Channel Partner will be ineligible to Resell HCS-LE under the HCS-LE Resale Program and this Addendum will terminate automatically for cause and without further notice from Cisco (“Termination).

7.	Term. This Addendum expires on the earlier of (i) one year after the Addendum Effective Date or (ii) the termination or expiration of the Agreement and may be renewed upon mutual agreement of the Parties (such term to be referred to as the “Addendum Term”).

[4.1.1.21] [2 Addendum SIA.pdf] [Page 2 of 3]

Cysco Systems Inc.

Hosted Collaboration Solutions—Large Enterprise

Relase Program Addendum

IN WITNESS WHEREOF, the parties have caused this Addendum to be duly executed. Each party warrants and represents that its respective signatories whose signatures appear below have been, and are, on the date of the signature, authorized to execute this Addendum.

Presidio Networked Solutions, Inc.	Cisco Systems, Inc.

(“Integrator”)	(“Cisco”)

Authorized Signature	Authorized Signature

Brian Fukuhara

Print Name Jay T. Staples	Print Name Vice President Finance

General Counsel

Title	Title

12/21/12	January 17, 2013

Date	Date

APPROVED BY LEGAL

[4.1.1.21] [2 Addendum SIA.pdf] [Page 3 of 3]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ADDENDUM 3 TO THE SYSTEMS INTEGRATOR AGREEMENT

ENTERPRISE LICENSE AGREEMENT PROGRAM

This Addendum 3 (“Addendum”) to the Systems Integrator Agreement (“Agreement’) is entered into by and between Cisco and Presidio Networked Solutions, Inc. (“Integrator”). This Addendum is effective on the date of last signature below (“Addendum Effective Date”). Except where expressly stated, all terms of the Agreement remain in full force and effect. Any capitalized term not defined in this Addendum will have the meaning specified in the Agreement. In the event of a conflict between the Agreement and the Addendum, the Addendum shall take precedence over the Agreement with regards to the subject matter described herein.

1.	ATTACHMENTS

1.1.	The following attachments are incorporated by reference.

∎	Attachment A - Definitions

∎	Attachment B - Cisco ELA End User Terms and Conditions (“End User Terms”)

∎	Attachment B-1 – Security Enterprise License Agreement Program End User Terms

∎	Attachment C - Partner Program Requirements (“Program Requirements”)

∎	Attachment C-1 – Security Enterprise License Agreement Program Requirements

2.	PROGRAM

2.1.

This Addendum describes the terms and conditions for Integrator’s participation in the Cisco Enterprise License Agreement program (“Program”). The Program entitles Integrator to Resell on an Enterprise-Wide basis the applicable Cisco ELA, to qualified End Users, subject to the then-current End User Terms, including the license terms, limitations, waivers and restrictions included or incorporated therein. Cisco may update the ELA or the End User Terms from time to time, and integrator may only Resell the then-current ELA under the then-current End User Terms.

3.	TERM

3.1.

This Addendum has a term of one year starting on the Addendum Effective Date (“Addendum Term”). This Addendum shall renew for one or more additional one year Addendum Terms unless either party provides notice of non-renewal of this Addendum at least thirty (30) days before the end of the then-current Addendum Term. This Addendum shall terminate immediately upon the termination or expiration of the Agreement.

4.	INTEGRATOR ELIGIBILITY

4.1.	[***]

●	[***]

●	[***]

●	[***]

4.2.	[***]

4.3.	[***]

SIA ELA Addendum	Page 1 of 14	Cisco Confidential

[4.1.1.20] [3 Addendum SIA.pdf] [Page 1 of 14]

Cisco Confidential

SIA ELA Addendum

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.	INTEGRATOR OBLIGATIONS

5.1.	Prior to accepting an End User Purchase Order, Integrator must:

●	Attach the End User Terms to Integrator’s quote;
●	Obtain from End User a signed copy of the End User Information Form for the applicable Cisco ELA; and
●	Confirm that the End User Purchase Order references Integrator’s quote and the attached End User Terms.

5.2.	Integrator must provide Cisco a completed, signed copy of the End User information Form with Integrator’s Purchase Order.

5.3.

Integrator may not retain any rights in or to the ELA, and may only Resell the ELA in its entirety only to the End User and End User Affiliates designated in the End User Information Form. Integrator may not Resell the ELA other than on an Enterprise-Wide basis.

5.4.	Integrator may not transfer, relicense or sublicense the ELA except in accordance with Cisco’s Software Transfer and re-licensing Policy, which is located at [***]

5.5.	Integrator may not offer the ELA for hosting, outsourcing, or other provisioned services to End Users.

5.6.	Cisco may end the product life of the Software under the Program consistent with Cisco’s End of Life Policy which is located at: [***]

IN WITNESS WHEREOF, the parties have caused this Addendum to be duly executed by their authorized signatories.

INTEGRATOR		CISCO
AUTHORIZED SIGNATURE:		AUTHORIZED SIGNATURE:

NAME:	Jay T. Staples	NAME:	Brian Dulac
TITLE:	General Counsel	TITLE:	Senior Controller
DATE:	5/2/13	DATE:	May 6, 2013

APPROVED BY LEGAL

[4.1.1.20] [3 Addendum SIA.pdf] [Page 2 of 14]

Cisco Confidential

SIA ELA Addendum

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ATTACHMENT A

DEFINITIONS

“Affiliate” means, with respect to End User, any corporation, firm, partnership or other entity that directly or indirectly controls, or is controlled by, or is under common control with End User, where “control” means having direct or indirect ownership of more than fifty percent (50%) of the voting equity or beneficial interest of the party. With respect to Integrator and Cisco, “Affiliate” has the same meaning as in the Agreement.

“Authorized Users” is defined in the applicable End User Information Form.

“Cisco” means Cisco Systems, Inc. or the applicable Cisco Affiliate which is the contracting party to the Agreement.

“ELA” means the Software and Services provided by Cisco as set forth in the product exhibit to the applicable End User Terms.

“End User” means the final purchaser that: (i) has acquired the ELA for its own Internal Business Use, and (ii) is identified as the purchaser in the End User Purchase Order, including the Affiliates specified in the End User Information Form.

“End User Purchase Order” means the purchase order for the ELA placed by the End User with Integrator.

“Enterprise-Wide” means End User’s permitted use of the Software and receipt of Services as identified in the applicable ELA for End User’s Internal Business Use for as many Authorized Users and on as many End User computing or communication devices or appliances capable of using the applicable Software.

“Excluded Growth” means growth of more than [***] percent ([***]%) in End User’s Authorized Users from the date the End User Information Form is submitted to Reseller arising from one or more mergers, acquisitions, joint ventures or other extraordinary transactions.

“Integrator Purchase Order” means the purchase order for the ELA placed by Integrator with Cisco.

“Internal Business Use” means any activity carried out by End User for its internal business purposes, excluding acting as a service bureau, outsourcing, hosting or providing a managed service for use by third parties other than Affiliates.

“Organic Growth” [***]

“Resale” or “Resell” means Integrator’s sale of the ELA to End Users as permitted in the Program.

“Services” means the services provided by Cisco set forth in the product exhibit in the applicable End User Terms.

“Software” means the software licensed by Cisco set forth in the product exhibit in the applicable End User Terms.

[4.1.1.20] [3 Addendum SIA.pdf] [Page 3 of 14]

Cisco Confidential

SIA ELA Addendum

ATTACHMENT B

CISCO ELA END USER TERMS AND CONDITIONS

The following End User Terms apply to the applicable Cisco ELA. Cisco may update Attachment B from time to time upon written notice to Integrator.

[4.1.1.20] [3 Addendum SIA.pdf] [Page 4 of 14]

Cisco Confidential

SIA ELA Addendum

ATTACHMENT B-1

SECURITY ENTERPRISE LICENSE AGREEMENT PROGRAM

END USER TERMS AND CONDITIONS

These End User Terms and Conditions (“ELA Terms”) govern Your use and receipt of the products and services licensed under the Cisco Security Enterprise License Agreement Program (“Program”). The ELA Terms incorporate the terms and conditions of the EULA (as defined below). For purposes of the Program, these ELA Terms take precedence over any conflicting terms in any other written contract or EULA You have with Cisco or ScanSafe.

1.            DEFINITIONS; EXHIBITS

1.1          Definitions. Capitalized terms used in these ELA Terms that are not defined herein have the meanings ascribed to such terms in Exhibit A.

1.2          Exhibits. The following Exhibits are incorporated by reference:

Exhibit A	Definitions
Exhibit B	End User Information Form
Exhibit C-1	Security Software
Exhibit C-2	Cloud Web Security Service

2. PROGRAM

2.1          Scope. Your license of the Security ELA grants you the right to use the Security Software and to receive the Cloud Web Security Service that you have ordered in accordance with these ELA Terms. The Program and these ELA Terms apply only to the Security ELA and do not include any Cisco hardware products or any other software, services, subscriptions or support.

2.2          Resellers. You are free to select your own authorized Reseller. Your purchase of and payment for the Security ELA is made between You and the Reseller. Resellers act independently and do not have authority to bind Cisco or ScanSafe. If a Reseller ceases to be an authorized Cisco Reseller or ceases to participate in the Program, you may select a replacement Reseller, provided that such Reseller is eligible to participate in the Program.

2.3          No Retroactivity. The Program will not apply retroactively to any purchases of Cisco or ScanSafe products or services prior to the date that Cisco and ScanSafe accept your Security ELA order from your Reseller.

2.4          End User Information Form. To license the Security ELA, you must provide your Reseller with a completed and executed End User Information Form. Your Reseller will submit the completed form to Cisco.

3. LICENSE	TERMS

3.1          Security ELA Offerings. The Security ELA includes the following software and service offerings: (i) Application Software; (ii) Client Software; (iii) Cloud Service; (iv) Feature License Software; (v) Portal Service; (vi) Subscription Software; and (vii) Subscription Services, as further described in Exhibit C-1 and C-2 and Section 3.4 below.

3.2          Security Software. Subject to these ELA Terms, Cisco and its suppliers grant You a non-exclusive, non-transferable license during the term specified in Section 3.4 to use unlimited Object Code copies of the Security

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Software for Your Internal Business Use. In the event of a conflict between these Terms and the EULA, these Terms shall govern.

3.3          Cloud Web Security Service. Subject to these ELA Terms, ScanSafe and its suppliers grant You a non-exclusive, non-transferable license during the term specified in Section 3.4 to use the Cloud Web Security Service for Your Internal Business Use. In the event of a conflict between these Terms and the EULA, these Terms shall govern.

3.4          License or Service Terms; Entitlement to Updates. The Security ELA offerings have the license or service terms and entitlement to updates set forth below.

OFFERING	LICENSE/SERVICE TERM*	ENTITLEMENT TO UPDATES

Application Software	Perpetual license	Software Application Support and Upgrades included in Security ELA during the Term

Client Software	Perpetual license	Available as part of a separately purchased hardware support contract during term of coverage

Cloud Service	Subscription-based limited term license for Term only (subject to renewal)	Included in Security ELA during the Term

Feature License Software	Perpetual license	Available as part of a separately purchased hardware support contract during term of coverage

Portal Service	Subscription-based limited term license for Term only (subject to renewal)	Included in Security ELA during the Term

Subscription Software	Subscription-based limited term license for Term only (subject to renewal)

Software Subscription Support Services included in Security ELA for certain Subscription Software. Updates for other Subscription Software is available as part of a separately purchased hardware support contract during term of coverage

Subscription Services	Services entitlement is for paid term only (subject to renewal)	Alerts, reports and other information specified in Services Description are included in Security ELA during the Term

* Applies to original software license or services, along with any Updates appropriately received during term of applicable hardware or software support contract or Term, as applicable.

** Software Subscription Support Services are provided for Email Security Appliance, Web Security Appliance and Security Management Appliance software.

3.5          Excluded Growth. You must notify Your Reseller of Excluded Growth and Your Reseller will provide You a quote for these additional Authorized Users.

3.6          Change of Control Transaction. If You are acquired by a third party acquiror (“Change of Control Transaction”), the licenses granted under these ELA Terms shall continue to apply during the remainder of the Term only to You and Your Affiliates that were under Your common ownership and control prior to the Change of Control Transaction. The third party acquiror and its affiliates shall not be considered Your Affiliates and shall not be entitled to any rights granted under these ELA Terms.

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3.7          Support. You are responsible to support the Cisco products used with the Security ELA. You are free to obtain support directly from Cisco, from the Reseller, or from another Cisco authorized support provider You select.

3.8          No Assignment. You may not assign or transfer Your interests, rights or obligations under these ELA Terms by written agreement, merger, consolidation, divestiture, operation of law, or otherwise, without Cisco’s prior written consent. Any attempt to assign or transfer Your rights under these ELA Terms shall be null and void.

3.9          Software Delivery. You will receive all Security ELA deliverables through the delivery mechanism specified in the Security ELA deliverables document or through Cisco or ScanSafe providing a hosted service as described in the applicable Service Description. Delivery will be considered complete when an appropriate method of access is made available to You. You are responsible for all distribution of the Security ELA to Your Authorized Users and Affiliates.

3.10        Verification. Upon reasonable request from Cisco, You agree to assist and make information available to Cisco to verify Your installation or use of the Security ELA.

3.11        Business Reviews. Cisco will make available an executive to hold Annual Business Reviews with You and Your Reseller to accomplish the following objectives: (i) provide general business updates; (ii) identify process improvement opportunities; (iii) review quality assurance issues; (iv) review customer satisfaction issues; (v) review product roadmaps; (vi) review deployment progress; and (vii) address any other issues raised by You.

3.12        Authorized Users. You represent that the estimated number of Authorized Users set forth in the End User Information Form is a good faith estimate of the total quantity of Authorized Users as of the date of your purchase order for the Security ELA.

3.13        WiFi Bandwidth Limit. If Your use of the Cisco Cloud Web Security Wi-Fi Hotspot Web Filtering Service exceeds the WiFi Bandwidth Limit for two or more consecutive months during the Term, your Reseller will provide you a quote for additional bandwidth.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT A

DEFINITIONS

“Affiliate” with respect to a party means any corporation, firm, partnership or other entity that directly or indirectly controls, or is controlled by, or is under common control with such party, where “control” means having direct or indirect ownership of more than fifty percent (50%) of the voting equity or beneficial interest of the party.

“Authorized Users” means (i) all Your full or part-time employees at all of Your locations, (including any remote personnel); and (ii) all Your contractors who use the Security Software and Web Security Service solely for Your behalf.

“EULA” means the Cisco End-User License Agreement, the ScanSafe End User License Agreement, and as applicable, for certain Security Software, a SEULA. The ELA Terms incorporate the EULA in its entirety, including but not limited to, the limitation of liability, consequential damages waiver, and warranties stated therein, and all use of the Security Software is subject to the EULA or any applicable SEULA.

“Excluded Growth” means growth of more than [***] percent ([***]%) in your Authorized Users from the date You submit the End User Information Form to Reseller arising from one or more mergers, acquisitions, joint ventures or other extraordinary transactions.

“Internal Business Use” means activities carried out by You for Your internal business purposes, excluding acting as a service bureau, outsourcing, hosting or providing a managed service of the Security Software or Web Security Service for use by any third party other than Your Affiliates.

“Object Code” means the Security Software in executable binary form.

“Order” means a purchase order for the Security ELA placed by You with the Reseller.

“Organic Growth” means Authorized User growth in the normal course of Your business operations other than through Excluded Growth.

“Reseller” means the reseller authorized by Cisco and ScanSafe to resell the Security ELA under the Program.

“ScanSafe” means Cisco’s Affiliate ScanSafe Services LLC if Your principal place of business is in the United States or Canada and Cisco’s Affiliate ScanSafe Ltd if Your principal place of business is in Europe.

“Security ELA” means, collectively, the software and related services set forth in Exhibits C-1 and C-2. Cisco may from time to time amend Exhibit C-1 or C-2 on written notice to You in the case of third party software included in the Security ELA, to replace such third party software with functionally equivalent or superior software.

“Service Description” means the applicable terms posted at [***]

“SEULA” means the applicable Supplemental End-User License Agreement for certain Security Software.

“Term” means the license term for the Security ELA specified in the End User Information Form.

“Update” has the meaning defined in the applicable support contract or Service Description.

“WiFi Bandwidth Limit” means the limit on Your use of the Cisco Cloud Web Security Wi-Fi Hotspot Web Filtering Scanning Service specified in the End User Information Form.

“You” or “Your” means the end user customer licensing the Security ELA under these ELA Terms, including its Affiliates designated on the End User Information Form.

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EXHIBIT B

END USER INFORMATION FORM FOR SECURITY ELA

END USER CONTACT INFORMATION
End User Purchase Order Date:
Full Legal Name of End User:
Address:
Contact Name:
Title:
Phone:
Email:
END USER SECURITY ELA BUSINESS TERMS
Security ELA Term Start Date:
Note: Start Date will be End User P.O. date + 3 weeks
Security ELA Term End Date:
Note: End Date will be ELA Term Start Date + 36 months
Estimated Number of Authorized Users:
Wi-Fi Bandwidth Limit (for Cisco Cloud Web Security Wi-Fi Hotspot Web Filtering Service):
Affiliates – check appropriate box and provide information, as needed:
☐None
☐All affiliates
☐Named affiliates, legal names listed below (attach sheet if necessary):
END USER SIGNATURE
Signature Title:
Printed Name Date:
RESELLER INFORMATION
Full Legal Name of Reseller:
Address:
Contact Name:

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Title:
Phone:
Email:

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                           EXHIBIT C-1

            SECURITY SOFTWARE

        [please contact Cisco for current version]

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EXHIBIT C-2

CLOUD WEB SECURITY SERVICE

[please contact Cisco for current version]

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ATTACHMENT C

Partner Program Requirements

Integrator must maintain the following partner program requirements to be eligible to Resell the applicable Cisco ELA under the Program. Eligibility to Resell one ELA does not entitle Integrator to Resell another ELA unless Integrator meets the Program Requirements for that ELA. Cisco may update the partner program requirements from time to time upon written notice to Integrator.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ATTACHMENT C-1

Security Enterprise License Agreement Partner Program Requirements

North America

•	[***]

•	[***]

•	[***]

•	[***]

Europe

•	[***]

•	[***]

•	[***]

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ADDENDUM TO THE SYSTEMS INTEGRATOR AGREEMENT

This Addendum to the Systems Integrator Agreement (the “Agreement”) is entered into as of the date of last signature written below (the “Addendum Effective Date”) between:

Cisco Systems, Inc. (“Cisco”), a California corporation having a place of business at 170 West Tasman Drive, San Jose, California, 95134,

and,

Presidio Networked Solutions, lnc. (“Integrator”), a corporation formed under the laws of Maryland having its principal place of business at 7601 Ora Glen Drive, Suite 100, Greenbelt, MD 20770, United States.

The parties agree as follows:

1.	The attached exhibit, entitled “Cisco Services Software Program Pilot Exhibit” (the “Pilot Program”) is added to the Agreement as an Exhibit (the “Program Exhibit”).

2.

With respect to the Pilot Program, the Products and Services subject to the Program Exhibit are limited solely to the Products and Services expressly made available for Resale as set forth in the Program Guide (inclusive of the Additional Program Documents). “Program Guide” and “Additional Program Documents” are defined in the Program Exhibit. Integrator understands and acknowledges that Cisco may from time to time require Cisco’s Advanced Technology Provider qualifications, certifications or other specializations as a pre-requisite to the Integrator being certified as meeting the requirements to Resell certain Products or Services within the Program.

3.	With respect to the Pilot Program only, and to the extent expressly set forth in the Program Guide, the following apply:

a.	Pilot Program Partner-to-Partner Resale Exception.

i.

Outside of the EEA, Cisco may permit Integrator to Resell Program Products and Services to other registered Cisco-Authorized resellers (“Resellers”) solely for the fulfillment of End-User Orders in Integrator’s authorized Territory, provided that the Products and Services are sold as a component of a total solution with significant Added Value. Cisco will permit such Reselling (as described in the previous sentence) for specific Pilot Program offerings by expressly posting such permission (with any related limitations or requirements) in the Program Guide. Such permission may be limited or revoked at any time by Cisco with or without prior notice. With respect to the EEA, the authority to Resell to Authorized Resellers as provided in the Agreement remains unchanged.

ii.

As part of Integrator’s Added Value, Integrator must agree in writing with the Reseller to provide the Reseller and/or End-User with a reasonable level of technical support, installation and configuration services with respect to the Product or Services being resold. Depending on the offering and transaction process, if the End-User does not have Cisco support, End-User will be required to work through Integrator and Reseller for support. Integrator shall indemnify Cisco for any claims or liability that arises from the performance of such services.

iii.

Prior to any distribution of Products and Services by Integrator to Reseller, the Reseller must acknowledge and agree in writing with Integrator that applicable resale terms of the Reseller’s Systems Integrator Agreement, Indirect Channel Partner Agreement or equivalent Cisco resale agreement applies as it pertains to the reselling of Cisco’s Products and Services for End User Orders. For the avoidance of doubt, Reseller must also agree and understand that any Resale pursuant to this paragraph will not be applied toward attainment of certifications, discounts, rebates or other benefits from Cisco, including without limitation any rights or benefits under the Pilot Program and the Cisco Services Partner Program.

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iv.

Integrator and Reseller must provide all information regarding End-Users as reasonably requested by Cisco, including without limitation, the End-User’s installation and delivery site for Services. Such information may be required before Cisco approves the Resale under this section.

v.

Cisco is a third-party beneficiary of any Cisco Software licensed to Reseller and/or End User. Cisco shall have the right to enforce such terms and conditions directly against such Reseller and/or End User and, at Cisco’s option, terminate any such Software license for breach.

b.

Added Value.    Integrator may Resell certain Program Products and Service (as identified and to the extent identified in the Program Guide) without Added-Value. Such permission may be limited or revoked at any time by Cisco with or without prior notice.

c.

Discounts and Rebates.   The discounts and rebates for the applicable Products and Services are set forth at the Program Website (as defined and identified in the Pilot Exhibit) and not in Exhibit B (Discount Terms and Conditions) of the Agreement.

d.	Payment Terms for Software available for Download. The payment terms for Software made available for download is thirty (30) days from the date the Software is made available for download by Cisco.

4.	Products and Services offered as part of the Pilot Program are not included as part of the Cisco Services Partner Program or any other Service program offered by Cisco.

5.	All other terms and conditions of the Agreement remain unchanged and in full force and effect.

The parties have caused this Addendum to be duly executed. Each party represents that its respective signatories whose signatures appear below have been and are on the date of signature duly authorized to execute this Addendum.

CISCO SYSTEMS, INC.	Presidio Networked Solutions, Inc.

By:	By:

Name: Juan Pablo Brockmann	Name: Jay Staples

Title: Director, Finance	Title: General Counsel

Date: February 3, 2014	Date: 1/29/14

    APPROVED BY LEGAL

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Exhibit

CISCO SERVICES SOFTWARE PARTNER PROGRAM PILOT EXHIBIT

This Cisco Services Software Partner Program Pilot (the “Program”) Exhibit supplements the Agreement and all the terms and conditions of the Agreement apply to this Exhibit, provided that, to the extent there is a conflict between the Agreement and this Exhibit, the terms of this Exhibit take precedence over the terms and conditions of the Agreement with regard to the subject matter described herein. For purposes of this Exhibit, “Participant” means the Party executing the Agreement with Cisco.

1.0	DEFINITIONS.

1.1        Additional Program Documentation means the Program Performance Management Appendix, Growth Incentive Eligible Bookings Guide and Program Operations Guide (when made available on the Program Website), each incorporated by reference within the Program Guide.

1.2        Bug Fixes means an error correction, patch or workaround for the Software, which either comprises new Software or is a network-bootable Software image as determined by Cisco and that is provided to Participant by Cisco and which may comprise a Maintenance Release but which shall not comprise a Minor or Major Release.

1.3        Cisco Branded Services means those service offerings identified as Technical Services and Advanced Services made available for purchase and resale by Participant under this Program, which can be found at the Program Website (as defined below). Cisco Branded Services under this Program have no relation to, and will not be treated as part of, any other Cisco Branded Services available under the Cisco Services Partner Program.

1.4        Deliverable(s) means, with respect to each Service provided under this Program as part of an Offer Description or SOW, the items to be delivered by Cisco to Participant as specified in the Offer Description or SOW, including, without limitation, any Reports.

1.5        Electronic Communication means the electronic communication standard specified by Cisco for the purpose of ordering and maintaining service contract information.

1.6         End User Network Information means the information about End User’s network that is collected, stored, and analyzed in connection with the Data Collector Tool, and may include, without limitation, the following information: configurations (including running configurations and startup configurations), product identification numbers, serial numbers, host names, equipment locations, IP addresses, system contacts, equipment models, feature sets, software versions, hardware versions, installed memory, installed flash, boot versions, chassis series, exceptions to such information (e.g., duplicate host name, duplicate IP address, device running interim release image), slot IDs, card types, card families, firmware versions, and other network and inventory information as deemed appropriate by Cisco.

1.7        End User Obligations means the obligations End Users should comply with when purchasing Software and Services in addition to End User responsibilities set out in the applicable Offer Descriptions.

1.8        Intellectual Property means any and all tangible and intangible: (i) rights associated with works of authorship throughout the world, including but not limited to copyrights, neighboring rights, moral rights, and mask works, and all derivative works thereof, (ii) trademark and trade name rights and similar rights, (iii) trade secret rights, (iv) patents, designs, algorithms and other industrial property rights, (v) all other intellectual and industrial property rights (of every kind and nature throughout the world and however designated) whether arising by operation of law, contract, license, or otherwise, and (vi) all registrations, initial applications, renewals, extensions, continuations, divisions or reissues thereof now or hereafter in force (including any rights in any of the foregoing).

1.9        Maintenance Release means an incremental release of Software that provides maintenance fixes and may provide additional Software functions. Maintenance releases are designated by Cisco as a change in the

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

digit(s) to the right of the tenths digit of the Software version number [x.x.(x)] or to the right of the hundredths digit of the Software version number [x.x.x.(x)].

1.10        Major Release means a release of Software that provides additional Software features and/or functions. Major Releases are designated by Cisco as a change in the ones digit of the Software version number [(x).x.x].

1.11        Minor Release means an incremental release of Software that provides maintenance fixes and additional Software features. Minor Releases are designated by Cisco as a change in the tenths digit(s) of the Software version number [x.(x).x].

1.12        Ordering Tool(s) means a Cisco.com tool that Participant may use to order under this Program.

1.13        Other Product means Product an End User acquired from sources other than Participant.

1.14        Other Service Program means the support program(s) including, but not limited to, Cisco Services Partner Program (“CSPP”), Cisco Brand Resale (“CBR”), Cisco Shared Support Program (“CSSP”), resale of Cisco Remote Operations Support (“Cisco ROS”), resale of Cisco Transactional Advanced Services, Co-Brand Foundation Program and interim support programs commonly referred to as “Bridge” programs, under which Participant was or may have been previously participating and receiving services from Cisco prior to the Program becoming available.

1.15        Program means, for purposes of this Exhibit, the Cisco Services Software Partner Program Pilot.

1.16        Program Guide means the governing document for Cisco Services Software Partner Program Pilot, defining program elements, including, but not limited to, eligibility, performance management, and any applicable rebates.

1.17        Program Start Date means the date when Participant is authorized by Cisco to participate in the Program.

1.18        Program Website means [***]

1.19        Report(s) means a report or reports generated by Cisco as part of a Service under this Program that is based on End User Network Information. The information contained in Reports may include part or all of the collected End User Network Information, product alert information, and such other information as Cisco deems appropriate.

1.20        RMA means Return Material Authorization.

1.21        Service(s) means those Services made available under the Program.

1.22        Services Description or Offer Description each means the description of the Software and/or Services made available under this Program, as of the purchase date of such Software or Services, to be made available by Cisco and the applicable terms and conditions under which those Software or Services are provided. Each available Software and Service has its own Offer Description, which can be found at the Program Website.

1.23        Service Level Agreement (“SLA”) Addendum means a duly executed addendum to a Previous Service Program that addresses Cisco’s service delivery response time commitments as a part of Participant’s resale of Cisco Branded Services.

1.24        Statement of Work or SOW means the documents agreed upon by the parties that define the services and deliverables, if any, to be provided thereunder.

1.25        TAC means Cisco’s Technical Assistance Center.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.26        Territory means the country or countries in which Participant has been granted authorization by Cisco to participate in the Program.

1.27        Tool(s) means the software or hardware appliance, commonly referred to as “Data Collector Tools” or “Collectors”, which enables Participant to run, on one or more computers connected to an End User’s network, data collection devices in order to collect, analyze and provide reports regarding End User Network Information.

2.0

SCOPE OF THE PROGRAM. This Exhibit sets forth additional governing terms and conditions for the Program under which Participant is authorized to purchase and license Software and Services available for purchase solely under the Program.

3.0

ELIGIBILITY. Participant acknowledges that it is authorized to provide Software and Services under this Program to the extent Participant has achieved such Cisco designated specializations or certifications as specified in the eligibility portion of the Program Guide and/or Additional Program Documentation. Additionally, Participant understands and acknowledges that Cisco has required Participant [***]

4.0

CHANGE OF SCOPE. Cisco reserves the right to make changes to the Program, or parts thereof, at any time, including, but not limited to, the eligibility criteria, performance metrics, service offerings, and rebates. Any Program changes shall become effective ninety (90) days from the date of notice provided by Cisco. If Participant does not agree with a change made to Services under the Program under this clause, Participant may elect to either (i) terminate this Exhibit within ninety (90) days of the notice of change of scope by providing written notice to Cisco of such termination; or (ii) cease purchasing the affected Service at its sole discretion, but such cessation will not limit Participant’s ability to participate in the affected Service or any other Services under the Program for which Participant is eligible.

5.0	CISCO RIGHTS AND OBLIGATIONS.

5.1        Cisco will make available the Software and Services listed at the Program Website for purchase and resale, as applicable, by Participant under the Program. Software and Services are subject to Participant eligibility and any availability limitations specified in the applicable Offer Description. For any Cisco Branded Services provided by Cisco directly to End User, Cisco shall perform the Services on behalf of Participant, acting as Participant’s subcontractor.

5.2        Cisco Warranty. For the duration of the Cisco warranty period, Cisco will provide Participant access to Cisco’s TAC for warranty support. During such period, Cisco will use commercially reasonable efforts to provide, where required, Bug Fixes to Participant.

5.3        Inspection Fee. In order to be eligible to receive support services as set out herein for Software that has not been previously supported, for Software where support has lapsed and/or for Other Product, Cisco will have the right to validate that a Software license exists for Software to be supported. Where a valid Software license does not exist, a Software license fee will be payable by Participant to Cisco.

6.0	PARTICIPANT RIGHTS AND OBLIGATIONS.

6.1        Participant has read, understood, and agrees to comply with Program Guide, and Additional Program Documentation contained therein, located at the Program Website, which is incorporated herein by reference and may be updated from time to time by Cisco in its sole discretion under Section 4.0 (Change of Scope). Participant must comply at all times with requirements of particular Software, Services, Program Guide, and Additional Program Documentation in order to achieve and retain the benefits of the Program, including any associated rebates.

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6.2        Prior to accepting a purchase order from an End User for Cisco Branded Services provided by Cisco directly to End User, Participant shall refer the End User to the relevant End-User accessible Cisco website where Service Description and End User Obligations are posted, or provide a current copy of such documents to End User and ensure that End User understands (i) Cisco’s obligations, (ii) End User’s responsibilities under the applicable Offer Description, and (iii) End User Obligations.

6.3        Participant must have: 1) a service sales organization; 2) access to Cisco.com; and 3) a detailed understanding of how to use and operate Ordering Tools and contract management web tools.

6.4        Electronic Communication.   Where required by Cisco, Participant must have the ability to exchange information with Cisco through an electronic communication standard specified by Cisco for the purpose of ordering and maintaining service contract information. Cisco will provide the Participant with the necessary interface specifications and information to establish the means of electronic communication. The parties agree that, where electronic communication is specified, all information regarding Program order transactions will take place in the established format. Cisco may from time to time alter the specification of any electronic interfaces, and Participant will be notified of such changes in the specification, together with details of the maximum period by which such interface changes must be implemented by Participant. Cisco will undertake interface testing for the purposes of validating functionality.

6.5        Participant Warranty Obligations.     In those instances when Service has not been purchased by Participant, Participant shall provide to its End Users, at no additional charge, all warranty service for the duration of the warranty period set out in the published Product warranty shipped with the original Product. The warranty period shall commence upon shipment to the Participant or upon such period as is provided for in the Product warranty shipped with the original Product.

6.6        Participant is entitled to receive support only for Software for which the Participant has paid the applicable support and license fees. Participant shall be responsible for ensuring that End Users utilize Software for which applicable support and license fees have been paid, and shall provide Cisco with such information as Cisco may require enabling Cisco to monitor and enforce entitlement levels.

7.0	REPRESENTATION OF CISCO BRAND. Participant agrees to comply with the guidelines located at [***] which is incorporated herein by reference.

8.0	PRICE AND PAYMENT.

8.1        The price for Services is (a) calculated by applying [***]

8.2        Except for SOW-based Advanced Services or unless otherwise noted to the contrary in an applicable Offer Description, all Services are invoiced in advance (including multi-year orders) and are payable within thirty (30) days from the invoice date in the currency used by the Cisco entity with which Participant has placed its Purchase Order. SOW-based Advanced Services shall be invoiced following the completion of Services unless otherwise specified in the applicable SOW.

8.3        All stated prices are exclusive of taxes, fees, duties or other applicable amounts. Any taxes related to Services purchased pursuant to this Agreement shall be paid by Participant or Participant shall present an exemption certificate acceptable to the taxing authorities. Applicable taxes, if any, shall be billed as a separate item on the invoice, to the extent possible. Cisco reserves the right to increase any Service fee in the event a withholding prevents Cisco from receiving the price specified above.

8.4        Participant is free to determine its resale prices unilaterally. Participant understands that neither Cisco, nor any employee or representative of Cisco, may give any special treatment (favorable or unfavorable) to Participant as a result of Participant’s selection of resale prices. No employee or representative of Cisco or anyone else has any authority to specify what Participant’s resale prices for the Services must be, or to inhibit in any way, Participant’s pricing discretion with respect to the Services.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.0	LICENSE. WITH RESPECT TO SERVICES, THE FOLLOWING APPLIES:

9.1        Subject to the terms and conditions herein, Cisco grants to Participant a limited, revocable, non-exclusive, non-transferable license to (a) use, display, reproduce, modify, and distribute Reports provided by Cisco directly as part of a Service offered under the Program; (b) create, use, reproduce, and distribute derivative works of the Reports provided by Cisco directly as part of a Service offered under the Program; and (c) to the extent expressly permitted by a Program offering, distribute Software that Participant may receive as a result of Services (exclusive of Software purchased or offered for purchase as part of an offering under this Program) provided under the Program. The license herein is granted solely for Participant’s support of End Users during its participation in the Program. Participant may not sublicense to any persons or entity any rights to reproduce or distribute the Deliverables. Cisco also may terminate this license upon written or oral notice to Participant, with or without prior notice.

9.2        Access to and use of Tool(s) by Participant is subject to acceptance of the Cisco End User License Agreement located at www.cisco.com/go/warranty, incorporated by reference and made a part hereof. Participant agrees to return Tool(s) upon termination of the license or upon Cisco’s request that the Tool(s) be returned to Cisco.

10.0

OWNERSHIP. As between Participant and Cisco, Cisco shall at all times retain all right, title, and interest in and to all pre-existing Intellectual Property owned by Cisco as of the Effective Date and all Intellectual Property in and to the Services and Deliverables or other Intellectual Property provided or developed by Cisco or a third party on Cisco’s behalf thereafter. As between Participant and Cisco, Participant shall at all times retain all right, title, and interest in and to all pre-existing Intellectual Property owned by Participant as of the Effective Date and all Intellectual Property that is developed by Participant or by a third party on Participant’s behalf thereafter without the benefit of any of Cisco’s Intellectual Property. Third party hardware and software shall at all times be owned by the applicable third party.

11.0

WARRANTY. ALL SERVICES PROVIDED HEREUNDER SHALL BE PERFORMED IN A WORKMANLIKE MANNER. EXCEPT AS SPECIFIED IN THIS SECTION, CISCO HEREBY DISCLAIMS AND PARTICIPANT WAIVES ALL REPRESENTATIONS, CONDITIONS, AND WARRANTIES (WHETHER EXPRESS, IMPLIED, OR STATUTORY), INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OR CONDITION (A) OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT, TITLE, SATISFACTORY QUALITY, QUIET ENJOYMENT, ACCURACY, (B) ARISING FROM ANY COURSE OF DEALING, COURSE OF PERFORMANCE, OR USAGE IN THE INDUSTRY. TO THE EXTENT AN IMPLIED WARRANTY CANNOT BE DISCLAIMED, SUCH WARRANTY IS LIMITED IN DURATION TO THE APPLICABLE EXPRESS WARRANTY PERIOD. PARTICIPANT’S SOLE AND EXCLUSIVE REMEDY FOR BREACH OF WARRANTY SHALL BE, AT CISCO’S OPTION, RE-PERFORMANCE OF THE SERVICES; OR CANCELLATION OF THE APPLICABLE SERVICE ORDERED AND RETURN OF THE PORTION OF THE SERVICE FEES PAID TO CISCO BY PARTICIPANT FOR SUCH NON-CONFORMING SERVICES.

12.0	[***]

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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13.0	ASSIGNMENT AND SUBCONTRACTING.

13.1      Without prejudice to the Assignment provision of the Agreement, Participant may not delegate, assign, or subcontract any obligation which it has to an End User to provide support services for Products under the Program incorporating any of the Services, except where;

(a)	otherwise permitted in writing by Cisco or with its prior written consent; or

(b)	Participant subcontracts to a company that meets the qualification criteria for participation under the Program but is acting as a subcontractor to Participant (“Services Only Partner”); or

(c)

Participant subcontracts to a service provider in respect of which Participant demonstrates to Cisco’s reasonable satisfaction, such approval not to be unreasonably withheld or delayed, that the service provider provides support services of an equivalent level of quality to an Participant qualified under the Program.

13.2      In the event that the Territory includes a country within the European Economic Area (“EEA”), Participant is authorized to provide support services incorporating the Services under the Program in an EEA country (“Destination Country”) where it is not qualified to participate in the Program, provided it has either: (i) subcontracted the Services to a Services Only Partner qualified in the Destination Country as set forth above; or (ii) made other arrangements to Cisco’s reasonable satisfaction, such approval not to be unreasonably withheld or delayed, to provide support services in the Destination Country of a quality equivalent to a Services Only Partner qualified in that country.

13.3      In all permitted exceptions identified above, the Participant subcontracting the Services shall remain entirely responsible and any actions taken by the Participant or the Services Only Partner will count in the measurement of Participant’s performance metrics under the Program.

14.0	TERM AND TERMINATION.

14.1      In addition to all rights and remedies which it may have under the Agreement, Cisco may terminate or suspend its performance with respect to some or all Products covered under this Program, whether or not Products were purchased prior to or subsequent to the Effective Date, immediately upon notice if (i) Participant fails to maintain the Eligibility; (ii) Participant fails to pay for the Services when due and fails to make such payment within fifteen (15) days after notice from Cisco of such past due payment; (iii) if Participant breaches the provisions of Sections 9, 17.2, 17.3, and/or any of the material provisions of this Exhibit and fails to remedy such breach within thirty (30) days after written notification by Cisco to Participant of such breach; (iv) in the event that Cisco discontinues Software or Service for one or more Program offerings for whatever reason or (v) the Agreement terminates.

14.2      Cisco may at any time terminate the Exhibit for convenience, for any reason or no reason, by providing Participant with ninety (90) days prior written notice of termination.

14.3      This Exhibit shall terminate when the Agreement terminates.

14.4      In the event that Cisco’s obligations to Participant under this Program with respect to support of Product for which payment was made prior to the expiration of the term as set forth in this Section extend beyond the term as applicable, and provided that Participant complies with the terms of the Agreement and its obligations in this

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit, Cisco will provide support to Participant for the term of support specified in the purchase order issue to Cisco by Participant provided that the maximum period of support shall not exceed three (3) years from the date of such purchase order.

15.0	INDEMNIFICATION. [***]

16.0

CONTRACTING WITH U.S. FEDERAL GOVERNMENT AGENCIES. The following additional provisions or modifications will only apply when Participant contracts with U.S. Federal Government Agencies and has been granted the resale rights in Section 2 (“Scope”) of the Agreement:

16.1      The definition for Services shall read as follows:

“Services” mean the Cisco brand Services described in the corresponding Services Description, listed on the then current Price List and which are available to Participant for resale to an End User in accordance with the terms of this Exhibit. In the event Services are resold to Federal Government agencies, such Services are considered “commercial items” as defined under the Federal Acquisition Regulation (“FAR”) 2.101.

16.2      Participant will not grant End User any greater rights to Cisco Brand Services than Cisco grants to Participant in the Agreement and Exhibit.

16.3      Any partial year support agreements (period of performance less than twelve (12) months) will include an additional ten percent (10%) adjustment; and/or requests for any payment term other than pre-paid twelve (12) months in advance will include an additional ten percent (10%) adjustment.

16.4      To the extent Advanced Services engagements relate to a U.S. Federal Government contract, Cisco’s Advanced Services offerings are “commercial item” as that term is defined under FAR 2.101. Cisco offers and/or provides these services upon a competitive basis and in substantial quantities in the commercial marketplace based upon established market prices for specific tasks performed under standard commercial terms and conditions.

17.0	GENERAL.

17.1      Third Party Services. Cisco reserves the right to subcontract the provision of all or part of the Services to a third party.

17.2      Disclosure of Contract Information. Participant acknowledges and agrees that in no event shall any of the information contained in this Agreement or Participant’s service contract number(s) or Cisco.com access information be disclosed to any third party. Such information shall be considered Confidential Information under the Agreement.

17.3      Service Marks. Participant will not use Cisco’s service marks in any manner except as set out in this Agreement or as mutually agreed upon in writing.

17.4      Entitlement. Participant acknowledges that Cisco has the right to verify an End User’s entitlement to receipt of Services, and that End User is entitled to receive support services only on Product for which Participant has paid the applicable license and support fees to Cisco. Participant agrees to assist Cisco with enforcement of End User entitlement as necessary, including, without limitation, providing serial number(s) to Cisco and enabling Cisco to undertake inventory review(s).

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17.5      Notices.   All notices required or permitted under this Exhibit will be in writing and will be deemed given one (1) day after deposit with a commercial express courier specifying next day delivery (or two (2) days for international courier packages specifying 2-day delivery), with written verification of receipt. All communications will be sent to the addresses set forth on the cover sheet of this Agreement or such other address as may be designated by a party by giving written notice to the other party pursuant to this paragraph. Notwithstanding the above, notices regarding changes to the Program may also be by posting on Cisco.com or by e-mail or fax.

17.6      Survival.      Sections 9 (License), 10 (Ownership), 11 (Warranty), 12 (Limitation of Liability and Consequential Damages Waiver), 14 (Term and Termination), 15 (Indemnification), and 17 (General) survive the termination or expiration of this Exhibit.

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